As filed with the Securities and Exchange Commission on March 11, 2010

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08685

Rochdale Investment Trust

(Exact name of registrant as specified in charter)

570 Lexington Avenue

New York, NY 10022-6837

(Address of principal executive offices) (Zip code)

Garrett R. D’Alessandro

570 Lexington Avenue

New York, NY 10022-6837

(Name and address of agent for service)

800-245-9888

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Item 1.	Reports to Stockholders.

ROCHDALE

INVESTMENT TRUST

Rochdale Large Growth Portfolio

Rochdale Large Value Portfolio

Rochdale Mid/Small Growth Portfolio

Rochdale Mid/Small Value Portfolio

Rochdale Dividend & Income Portfolio

Rochdale Intermediate Fixed Income Portfolio

Rochdale Fixed Income Opportunities Portfolio

Annual Report

December 31, 2009

ROCHDALE INVESTMENT TRUST

Rochdale Funds Annual Report

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Rochdale Investment Trust.

Past performance is not a guarantee of future results. Due to market volatility, fund performance may fluctuate substantially over the short-term and current performance may differ from that shown. Share price and returns will fluctuate, and investors may have a gain or loss when they redeem shares. Statements and other information in this report are dated and are subject to change.

ROCHDALE INVESTMENT TRUST

Rochdale Funds Annual Report

February 10, 2010

Dear Fellow Shareholders:

We would like to discuss the performance of the Rochdale Funds (“Funds” or “Portfolios) for the year ended December 31, 2009. Despite an ongoing debate about its strength and sustainability, the U.S. economic growth is on the road to recovery from the worst downturn since the Great Depression. Government spending and stimulus, along with modest consumer spending, are leading the economy towards what we believe will be a sustainable economic recovery throughout 2010. Over the next few quarters, our comprehensive set of forward looking indicators support the notion that businesses will gradually, but modestly, increase business investment and hiring. New net jobs will help sustain continued moderate consumer spending and, along with a moderately improving housing market boosting consumer confidence, help build private sector demand as the benefits from fiscal stimulus dissipate later this year. Unfortunately, we are not yet able though to see beyond that point and feel assured of a long secular economic expansion as would normally occur after such recession. The magnitude of the uncertainties and secular long-term structural challenges presently allow only for a shortened outlook. But, for now, sufficient momentum exists to support a sustainable, though moderate, economic recovery.

One of the more important factors influencing our outlook is the Fed’s future actions concerning interest rates, money supply, and liquidity. Certainly, it was renewed confidence in the prospects of the financial system that sparked a historic stock market rally in 2009. The rapid rise in stock values at a time when financial markets and the economy were still experiencing extreme levels of distress was a surprise to many investment professionals. As fundamental investment professionals, we conduct balance sheet and income statement analysis to determine the value of a company. However, the financial sector’s complete lack of transparency in early 2009 made this impossible. Without the clarity of data necessary to support bank and financial company share values, Rochdale assessed that the risk of owning these stocks, and being fully invested in general, remained too high. Indeed, not until April, when our proprietary equity allocation and macro economic models appropriately forecasted that the worst of the Great Recession would likely end in the later part of 2009, did we become comfortable with risk levels and begin to incrementally increase our exposure to equities, outside the financial sector.

Performance quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Total returns do not reflect sales charges, which, when applied, would lower returns.

Investing in small and medium-size companies and REITs may carry additional risks such as limited liquidity and increasing volatility. Investing in international companies carries risks such as currency fluctuation, interest rate fluctuation, and economic and political instability. When investing in bond funds, it should be noted that when interest rates rise, bond prices will fall.

An investor should consider carefully the fund’s investment objectives, risks, charges, and expenses. The prospectus contains this and other important information about the respective investment company, and it may be obtained by calling 800-245-9888, or visiting www.rochdale.com. Please read it carefully before investing. RIM Securities LLC is the affiliate broker dealer for Rochdale Investment Management LLC, 570 Lexington Avenue, New York, NY 10022.

Broad Market Index Performance Year Ended December 31, 2009
Index	Total Return
S&P 500	26.46%
S&P 1000	33.48%
NASDAQ Composite	43.89%
MSCI AC World ex USA	42.14%
Barclays Capital Aggregate Bond	5.39%
Source: Lipper

ROCHDALE INVESTMENT TRUST

While our focus on risk management and ownership of high quality companies protected clients from the full downside exposure of the previous bear market, our defensive positioning and higher cash levels during the extreme uncertainty that surrounded the stock market’s initial recovery phase led to overall underperformance in 2009. From the stock market bottom, the financial sector and bank stocks returned 93% by June end. This return was driven mostly by speculative investment decision making. In hindsight, that rate of return was appropriate for the risk inherent in those stocks at the time. But, as a matter of risk management, we prefer not to buy stocks of which we have little fundamental understanding and thus avoided the financial sector in our Funds, leading to overall underperformance for the year. Still, even as we are disappointed we did not keep pace with the benchmarks, Rochdale Funds’ total returns were well balanced relative to the risk we were bearing. Our Funds are now fully invested, and our exposures across all sectors including the financial and banking system are in place.

Looking ahead, the key forces that drove equity prices higher in 2009 remain in place for 2010. Monetary and fiscal stimulus, low interest rates and inflation, financial system stabilization and improving economic growth all should continue to provide the right type of environment for positive equity market performance. Most importantly, despite an economic recovery that will likely be moderate, the recovery in corporate earnings is turning out to be a very good driver for stocks. In Corporate America, balance sheets (outside of the financial sector) are healthy and, with costs being reduced, successful companies will experience substantial growth in profits from the low levels in 2009.

Overall, S&P 500 earnings are on pace to grow by double digit rates in 2010 and 2011. Despite a modest economic recovery, businesses should be able to achieve these types of earnings increases through a combination of three factors: modest revenue increases from domestic sources, strong growth in revenues from international sources and strong cost controls. If our 2011 earnings estimate of $90 is realized, then stocks should provide a reasonably good rate of return this year. Of course, this earnings recovery has occurred against a backdrop of very low interest rates and very accommodative monetary and fiscal policy. Therefore, our rather positive outlook depends importantly on the condition that the Fed, as well as the Administration, does nothing with respect to interest rates, money supply, taxes, or spending that would remove the positive trends these policies are currently providing to the U.S. economy.

From a risk management perspective, Rochdale’s investment focus and company selection process has always been centered on quality and value relative to the risk being taken. One interesting aspect about the stock market rise during 2009 was the fact that the riskiest companies with the weakest balance sheets appreciated the most. As fundamental investors, we have a long standing investment approach that chooses high quality companies that have sustainable competitive advantages, strong balance sheets, and improving earnings. Quite simply, the stocks that rose the most in 2009 were not the stocks in the neighborhoods that we live in as investors. Nevertheless, Rochdale’s fundamental security selection remains focused on investment in high quality companies that have strong cash flow, good earnings visibility and growth prospects, and our strategy continues to be dedicated to acquiring good businesses that can grow revenue and generate solid profits during a period of modest GDP growth. Shareholders in Rochdale Funds can be confident that our time tested investment process and team of trained Fund managers will enable us to successfully navigate through the unique economic and financial landscape that lies ahead.

ROCHDALE INVESTMENT TRUST

Rochdale Large Growth Portfolio

The Large Growth Portfolio invests primarily in large U.S. companies within growth industries such as technology, medical products, financial services, and consumer services. Growth industries typically exhibit stronger earnings growth with relatively higher price-to-earnings ratios than their value counterparts. During the year ended December 31, 2009, Rochdale’s Large Growth Portfolio returned 23.11%, underperforming the S&P 500 / Citi Growth benchmark’s return of 31.57%.

While the Fund outperformed the benchmark in the second half of 2009, we took a defensive stance in the first half and reduced the overall risk of our Fund amid a deep global recession and high market volatility. That has led to underperformance of our Fund for the whole year. We avoided depressed and cyclical areas such as financials, banks, insurance and materials, as well as companies with weak balance sheets, high leverage and poor earnings visibility, which rallied strongly from their March lows.

Our investment strategy is to achieve sustained steady returns in the growth universe by selecting high quality growth companies that we feel have long-term steady revenue streams and reliable earnings growth. Our Large Growth Portfolio’s holdings are valued at 19 times forward earnings compared to 20.5 times for the benchmark while at the same time, earnings for the companies held in the Fund are expected to grow on average 14% in the long-term, better than the benchmark’s 12%. The forward PEG for the Large Growth Portfolio is 1.35 as compared to the benchmark’s 1.71 thus indicating our Large Growth Portfolio holds companies that are growing earnings faster but at a more attractive valuation. Given our belief that the U.S. economic recovery remains on course and sufficient economic momentum now exists to sustain moderate economic growth through 2010, our focus is on sectors and companies that will benefit from this global economic recovery. We have focused our industry selection to be overweight in areas such as technology, energy, materials, and industrials that are globally exposed to growth. We like companies with strong balance sheets, low level of debt, strong cash flows and good earnings visibility, companies that will drive earnings growth in a moderate revenue growth environment and can generate solid profits during a period of modest economic expansion.

The unsubsidized total annual fund operating expense ratio for the Large Growth Portfolio is 1.33%. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 5-year and 10-year: 16.00%,
-2.70%, and -4.81%, respectively.

Large Growth Portfolio: Top Ten Holdings as of December 31, 2009
Company	Percent of Net Assets
Bank of America Corp.	3.88%
United States Steel Corp.	3.55%
ENSCO International Plc — ADR	2.66%
Hess Corp.	2.61%
Ingersoll-Rand Plc	2.53%
Cummins Inc.	2.31%
Microsoft Corp.	2.23%
ABB Ltd. — ADR	2.22%
EMC Corp.	2.16%
Autodesk, Inc.	2.09%

ROCHDALE INVESTMENT TRUST

Rochdale Large Value Portfolio

The Large Value Portfolio invests primarily in select large U.S. companies across economically cyclical industries including energy, financials, and telecommunications. Value industries typically experience cyclical revenues and earnings and posess lower price-to-earnings ratios than their growth counterparts. During the year ended December 31, 2009, our Large Value Portfolio posted a 10.31% return, underperforming the S&P 500 / Citi Value benchmark’s return of 21.18%.

While the Fund outperformed the benchmark in the second half of 2009, the Large Cap Value Fund was constructed defensively in the first half of 2009 and held an elevated cash level. In the first half of 2009, amid a deep global recession and high market volatility, we held a cautious stance and preferred lower risk across the Fund. We chose to avoid both consumer sensitive stocks and, in large part, the banks, and avoided companies with weak balance sheets, high leverage and poor earnings visibility. While this helped us reduce the overall risk of the Fund, it nevertheless led to the Fund’s underperformance in 2009.

Given our belief of a moderate economic recovery in 2010, the Large Cap Value Fund is focused on high quality companies with recognition for fundamental valuation. We own fundamentally solid companies at reasonable valuations relative to their expected earnings growth. Our Large Value Portfolio’s holdings are valued at 17.7 times forward earnings compared to 20.7 times for the benchmark. While at the same time, earnings for the companies held in the Fund are expected to grow on average 10.7% in the long term, better than the benchmark’s 9.1% expected growth rate. Additionally, the Long Term Debt to Capital Ratio of the Portfolio is 37% as compared to the benchmark’s 41%. This ratio measures the level of debt to available capital where a lower number indicates our companies have a more solid balance sheet and lower debt levels. Our focus is on sectors and companies that will benefit from the global economic recovery. Our industry and stock selection is dedicated to acquiring at reasonable prices, high quality, and successful market share companies that can sustain revenue growth and generate solid profits during a period of modest economic expansion.

The unsubsidized total annual fund operating expense ratio for the Large Value Portfolio is 1.35%. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 5-year, and 10-year: 3.96%, -3.78%, and -1.85%, respectively.

Large Value Portfolio: Top Ten Holdings as of December 31, 2009
Company	Percent of Net Assets
Bank of America Corp.	3.36%
United States Steel Corp.	2.88%
JP Morgan Chase & Co.	2.74%
Deere & Co.	2.59%
ABB Ltd. — ADR	2.55%
CSX Corp.	2.52%
Snap-on Inc.	2.50%
Fluor Corp.	2.26%
Banco Santander SA — ADR	2.25%
Lincoln National Corp.	2.24%

ROCHDALE INVESTMENT TRUST

Rochdale Mid/Small Growth Portfolio

The Mid/Small Growth Portfolio invests primarily in medium and small-size U.S. companies across growth industries such as Energy, Health Care Equipment & Services, Capital Goods and Software & Services. During the year ending December 31, 2009, Rochdale’s Mid/Small Growth Portfolio returned 18.71% as compared to the S&P / Citi 1000 Growth which returned 36.87%.

Investors began 2009 with high levels of risk aversion. As the first quarter came to a close, a broad-based rally occurred which was led by consumer sensitive industries, such as Autos and Retailing, and Information Technology. Many of the companies that experienced the highest returns were of lower quality as they had higher levels of debt, lower levels of free cash flow, lower return on equity and higher valuations. Our decision to hold higher levels of cash early on in the year and to scale back into the market with a focus on higher quality companies led to underperformance during 2009.

For 2010 with the recession behind us, we are fully invested in sectors and companies that will succeed in a moderate economic recovery. We own companies with strong balance sheets and reasonable valuations which are expected to experience sustained growth in revenues and earnings. It is our belief that this process of selecting higher quality companies will outperform over the long term and serve shareholders well. At the year end, the Portfolio’s forward price to earnings ratio was 1.48 as compared to 2.15 for the benchmark. This ratio provides a measure of valuation relative to expected earnings growth. A lower value indicates we are invested in growth companies at reasonable valuations. Furthermore, the Long Term Debt to Capital Ratio of the Portfolio is 20.83% as compared to the benchmark’s value of 26.07%. This measure gives an indication of the level of debt to available capital where a lower number indicated our companies have a much more solid balance sheet and lower debt levels. As we enter 2010, some of the sectors that we favor are Technology, Industrials and Energy.

The unsubsidized total annual fund operating expense ratio for the Mid/Small Growth Portfolio is 1.43%. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 5-year, and 10-year: 11.87%,
-3.17%, and 1.48%, respectively.

Mid/Small Growth Portfolio: Top Ten Holdings as of December 31, 2009
Company	Percent of Net Assets
Albemarle Corp.	2.73%
Southwestern Energy Co.	2.29%
FMC Corp.	2.22%
Longtop Financial Technologies Ltd. — ADR	2.14%
CONSOL Energy Inc.	2.11%
WMS Industries Inc.	2.09%
Panera Bread Co. — Class A	1.98%
Kirby Corp.	1.97%
LKQ Corp.	1.95%
Wabtec Corp.	1.90%

ROCHDALE INVESTMENT TRUST

Rochdale Mid/Small Value Portfolio

The Mid / Small Value Portfolio invests primarily in medium and small-sized U.S. companies across value industries including Utilities, Real Estate, Capital Goods and Banks. Our strategy of investing in high quality companies with strong balance sheets in lower risk industries served us well during the first quarter of 2009; however, as investors risk appetite increased, industries such Retailing and Real Estate outperformed. During the year ending December 31, 2009, Rochdale’s Mid/Small Value Portfolio returned 17.51% as compared to the S&P / Citi 1000 Value which returned 30.17%.

During the first quarter of 2009, concerns over the recession continued to drive investors towards lower risk sectors such as Energy and Health Care. However, before the end of the first quarter, investors risk appetite increased significantly and by the end of the second quarter we began to witness above normal returns from higher risk and economically sensitive industry groups such as Autos, Media, Real Estate and Diversified Financials. Our strategy to underweight industries and companies with weak balance sheets and lower quality led to underperformance.

We enter 2010 with expectations of moderate growth for the next year or two. We are fully invested in higher quality companies with expected above average revenue and earnings growth as well as attractive valuations. On average, the forward PEG of the Portfolio is 1.8 as compared to the benchmark value of 3.03 thus indicating that the Portfolio owns companies that are growing but at more attractive valuations. Additionally, the average Return on Equity (ROE), which measures the return to shareholders, is 11.25% for the Portfolio as compared to the benchmark’s ROE. 3.34%. As we begin 2010, we favor companies with strong balance sheets, strong expected revenue and earnings growth and companies which can be expected to outperform in a moderate growth environment.

The unsubsidized total annual fund operating expense ratio for the Mid/Small Value Portfolio is 1.45%. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 5-year, and 10-year: 10.74%,
-3.26%, and 4.32%, respectively.

Mid/Small Value Portfolio: Top Ten Holdings as of December 31, 2009
Company	Percent of Net Assets
Delphi Financial Group, Inc. Class — A	2.70%
FMC Corp.	2.12%
Lubrizol Corp./The	2.04%
EnerSys	2.03%
American Medical Systems Holdings, Inc.	2.00%
PAREXEL International Corp.	1.97%
Quanta Services, Inc.	1.95%
Taleo Corp. — Class A	1.94%
Tech Data Corp.	1.91%
Shaw Group Inc./The	1.90%

ROCHDALE INVESTMENT TRUST

Rochdale Dividend & Income Portfolio

The Dividend & Income Portfolio seeks to provide significant dividend income and, secondarily, moderate long-term capital appreciation, through investment primarily in high dividend common stocks and other high yielding securities of companies that have exhibited stable dividend history, potential for dividend growth, strong financial condition, and reasonable valuation. The Fund ended the year on quite a positive note.

For the full year, the Fund was up 19.21% vs. a positive 11.13% in the Dow Jones Select Dividend Index. The Fund’s outperformance was attributable to our company specific research and investments in stable companies such as energy distribution companies, selected consumer products companies, and in selected healthcare service providing companies. The Fund performance benefitted from our avoidance of most of the financial services companies. Additionally, the Fund maintained its quality rating as a Lipper leader for the Preservation category1. With very challenging market conditions we are pleased to continue to have this high rank for this category. For the upcoming year we continue our focus on seeking quality companies at attractive valuations driven by stable cash flows that can support an attractive dividend yield. Additionally, we are searching for companies that can grow their earnings with an improvement in the economy as these companies are then in a position to increase dividends over time.

For the full year, the Fund paid total dividends of $1.00. Overall, we continue to focus strongly on the stability of each company’s dividend and in the potential growth of the dividend over time. We feel increased optimism for our companies to maintain and increase their dividends as the economy continues to slowly improve. However, we are mindful of what hurdles may lie ahead and are poised to act defensively in the event that the economy or our companies take a turn for the worse. On the whole, however, we feel that there are attractive investments in our universe of high dividend stocks, especially in light of a better economy and steadier credit markets.

The unsubsidized total annual fund operating expense ratio for the Dividend & Income Portfolio is 1.46%. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 5-year, and 10-year: 12.37%, 1.47% and -0.14%.

Dividend & Income Portfolio: Top Ten Holdings as of December 31, 2009
Company	Percent of Net Assets
McDonald’s Corp.	4.54%
Mead Johnson Nutrition Co.	2.81%
Bristol-Myers Squibb Co.	2.63%
HRPT Properties Trust	2.53%
Occidental Petroleum Corp.	2.34%
Procter & Gamble Co./The	2.32%
Nationwide Health Properties, Inc.	2.31%
Wal-Mart Stores, Inc.	1.99%
Exxon Mobil Corp.	1.95%
Sysco Corp.	1.89%

[1]

Lipper Rating System is calculated using an equal-weighted average in the categories of Total Return, Consistent Return, Preservation, Tax Efficiency and Expenses based on its 3-, 5-, and 10-year performance history as compared to similar funds. Categories are compiled by Lipper and are not directly investable. Lipper ratings for Preservation reflect funds' historical loss avoidance relative to other funds within the same asset class. Preservation ratings are relative, rather than absolute, measures, and funds named Lipper Leaders for Preservation may still experience losses periodically; those losses may be larger for equity and mixed equity funds than for fixed income funds. A ranking of ‘5’ represents that the Fund is in the top 20% of Lipper’s rating system for that particular category and are considered Lipper Leaders. Past performance does not indicate future results.

ROCHDALE INVESTMENT TRUST

Rochdale Intermediate Fixed Income Portfolio

The Intermediate Fixed Income Portfolio invests primarily in debt obligations of government and corporate issuers, with the goal of providing current income and secondarily, capital appreciation. The Fixed Income market showed remarkable recovery from the credit crisis in the beginning of the year. Investors’ appetite for riskier assets gradually returned to the market amid sporadic signs of the recession ending and the stabilization of the global economy. In addition, the U.S. government’s initiatives helped to restore additional stability in the financial markets.

The strength in the fixed income market persisted throughout the year but there was increasingly more volatility for government and agency securities in the second half of 2009. Overall credit spreads contracted significantly for the year, as the Baa spread contracted 315 basis points and the Baa-Aaa spread contracted 226 basis points. A record amount of new Treasury issues were sold in 2009 to fund the stimulus plan and the growing U.S. deficit. This, coupled with the pending conclusion of the Fed’s repurchasing programs (at the end of the first quarter of 2010), fueled the anxiety of the Treasury market, with the yield curve steepening to a historical level. The 10-year over 2-year Treasury yield spread expanded 121.4 basis points for the year.

The Fund outperformed the index for the full year with its return of 5.77% total return vs. the Barclays Capital Intermediate U.S. Government/Credit Index total return of 5.24%. Our investment decisions took advantage of opportunities in corporate bonds and the steep yield curve. We are cautious for fixed income in 2010, given only modest signs of inflation as the U.S. economy slowly recovers. Credit spreads have come down to levels well below that seen back at the time of the worst of the financial system crisis in March 2008.

While economic recovery and functioning capital markets will likely continue to support corporate credit quality improvements relatively tight credit spreads warrant a more cautious approach to our bond portfolio allocation. We have reduced our agency bond positions ahead of the pending conclusion of the Federal Reserve’s agency debt program. We remain alert to the prospects for future increases in inflation and will be positioning the Portfolio less oriented to longer maturities over time.

The unsubsidized total annual fund operating expense ratio for the Intermediate Fixed Income Portfolio is 1.19%. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 5-year, and 10-year: -0.33%, 1.89% and 4.33%.

Intermediate Fixed Income Portfolio: Top Ten Holdings as of December 31, 2009
Company	Percent of Net Assets
Federal Home Loan Mortgage Corporation	6.38%
General Electric Capital Corp.	4.44%
Federal National Mortgage Association	3.83%
Goldman Sachs Group, Inc.	2.28%
Bank of America Corp.	1.96%
Arcelormittal	1.51%
Eaton Vance	1.48%
Bunge Limited Finance Corp.	1.38%
Merrill Lynch & Co.	1.13%
JP Morgan Chase & Co.	1.12%

ROCHDALE INVESTMENT TRUST

Rochdale Fixed Income Opportunities Portfolio

The Rochdale Fixed Income Opportunities Portfolio seeks to provide investors with a high level of current income by investing in securities whose yields are higher than those available from investment grade fixed income securities. The Fund invests in a mix of fixed and variable rate high yield bonds and bank loans. For the six months ended December 31, 2009, the Fund’s return of 8.6% was appropriate relative to the Barclay’s Capital High Yield Index of 21.29%. However, because we commenced the Fund with all cash and took the appropriate period of several months to become fully invested, the returns we earned are not comparable to the fully invested return of the benchmark. During the period we were moving from all cash to fully invested, returns in high yield securities were rapidly appreciating which benefited the fully invested benchmark.

In addition, an important reason for Rochdale commencing this Fund was the potential to earn the better yields and capital appreciation opportunities present in high yield income investments as compared with those from traditional fixed income investments. During the six months ended December 31, 2009 the Fund’s total return of 8.6% outperformed the return from investment grade bonds of 3.57%.

The high-yield market’s strong performance in 2009 resulted from the economic recovery and improvements in investor risk appetites for higher returning fixed income securities. The total return for high yield securities during 2009 was led by attractive valuations along with a return to better corporate profits and cash flows which provided the basis for a higher confidence in their ability to service their debt obligations. Underperformance of the Fund also resulted from the strategic decision to avoid much of the higher risk high yield sectors, including many of the financial and banking companies, and lower exposure to the highest yielding bonds that had the poorest balance sheet quality. Our investment philosophy as we enter 2010 is to focus on the middle quality type companies while avoiding the poorest quality companies as well as some components of the financial and banking companies. We think the riskiest areas of the high yield market are offering unattractive risk return profiles and we are therefore focused on the better quality companies within the high yield category.

The part of our Fund that was invested in bank loans earned a return of 5.17%, performing better than the Credit Suisse Institutional Leveraged Loan Index which was up 4.86% for the same period. Within the Loan portfolio we remain focused on credits that exhibit good asset coverage and attractive valuations. Our managers have been adding to Bond positions relative to Loans to take advantage of the more attractive yields. We continue to see longer term value in certain sectors such as Telecommunications, Healthcare and Cable. We are also increasing exposure to stronger companies in sectors that represent strong value such as Autos and select Retailers.

It is clear that the significant dislocation in the credit markets of the past year has now reverted to more normal levels. Still, we see ahead that returns from High Yield should continue to benefit from positive fundamentals that are underpinning the credit markets. Corporations are focused on strengthening their balance sheets through deleveraging, cost cutting, and building cash reserves. In addition, we believe the domestic economy will continue its recovery, corporate earnings will continue to improve and high yield default rates will move lower. This positive economic backdrop should lead to continued capital appreciation opportunities from high yield securities. Interest rates are still above their historic averages and default rates for High Yield are expected to decline by year end which should lead to the return potential for the Portfolio exceeding that of traditional fixed income investments.

Fixed Income Opportunities Portfolio: Top Ten Holdings as of December 31, 2009
Company	Percent of Net Assets
Ford Motor Credit Co. LLC (Bond)	1.71%
HCA Inc. (Bond)	1.24%
NDS Group Plc (Loan)	1.21%
Intelsat Jackson Holdings (Bond)	1.20%
GMAC Inc. (Bond)	1.11%
Virgin Media Finance Plc (Bond)	1.07%
HCA Inc. (Loan)	1.06%
MEG Energy Corp. (Bond)	1.02%
Wind Acquisition Finance (Bond)	0.96%
Warner Chillcott (Loan)	0.93%

ROCHDALE INVESTMENT TRUST

The unsubsidized total annual fund operating expense ratio, based on the 6/5/09 Rochdale Investment Trust Prospectus Report for the Fixed Income Opportunities Portfolio is 1.46%. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) since inception of July 1, 2009 for one month and year to date is -3.55% and 2.34%, respectively, through December 31, 2009.

ROCHDALE INVESTMENT TRUST

Thank you for your investment in Rochdale Funds. We take our responsibility as stewards of clients’ wealth seriously, and we appreciate you making the Rochdale Funds a part of your investment portfolio. For more frequent updates, please call us at 1-800-245-9888 or visit our Web site at www.rochdale.com, where you can find details on current holdings, sector exposure, portfolio commentary, and more.

Sincerely,

Carl Acebes

Garrett R. D’Alessandro, CFA, AIF®

David J. Abella, CFA

Portfolio Managers

Important Disclosures

Rochdale Investment Management, its affiliated companies, or their respective shareholders, directors, officers and/or employees may have long or short positions in the securities discussed herein.

The Standard & Poor’s (S&P) 500 Index represents 500 large U.S. companies. The S&P 500/Citigroup Growth and Value indices are market cap weighted and contain the full market cap of the S&P 500, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value.

The Standard & Poor’s (S&P) 1000 Index represents 400 medium-size and 600 small U.S. companies. The S&P 1000/Citigroup Growth and Value indices are market cap weighted and contain the full market cap of the S&P 1000, with some overlap. Constituents are based on the S&P/Citigroup multi- factor methodology and are classified as growth, value, or a mix of growth and value.

The NASDAQ Composite Index is the broadest measure of over-the-counter trading; this weighted index includes all of the approximately 4000 issues that trade on the NASDAQ system.

The Barclay’s Capital Aggregate Bond Index is comprised of U.S. government, mortgage-backed, asset-backed, and corporate fixed income securities with maturities of one year or more.

The Morgan Stanley Capital International (MSCI) All Country World ex USA Index comprises of approximately 2,100 securities listed on exchanges in 47 countries, excluding the United States.

The Dow Jones Select Dividend Index measures the performance of 100 leading U.S. dividend-paying companies.

Portfolio valuation data was derived from FactSet.

Unsubsidized total annual fund operating expense ratios shown are based on the 4/27/09 and 6/5/09 Rochdale Investment Trust prospectuses.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the funds’ performance.

ROCHDALE INVESTMENT TRUST

	Average Annual Total Return Period Ended December 31, 2009
	One Year	Three Years		Five Years		Ten Years		Since Inception
Rochdale Large Growth Portfolio
Return at NAV(1)	23.11%	(6.17%	)	(1.54%	)	(4.24%	)	(4.24%	)
Return at POP(2)	16.00%	(8.01%	)	(2.70%	)	(4.81%	)	(4.81%	)

S&P 500/Citigroup Growth Index	31.57%	(2.24%	)	1.53%		(2.87%	)	(2.85%	)
Lipper Large-Cap Growth Category Average	35.08%	(2.66%	)	0.92%		(2.92%	)	N/A

(1)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Standard & Poor’s (S&P) 500 Index represents 500 large U.S. companies. The S&P 500/Citigroup Growth Index is market cap weighted and contains the full market cap of the S&P 500, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper categories are based on classifications by Lipper Inc., and are not directly investable.

Lipper Large-Cap Growth consists of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Funds typically have an above-average price-to-earnings ratios, price-to-book ratios, and three-year sales-per-share growth value, compared to the S&P 500 Index. As of December 31, 2009, the category consists of 814, 702, 582 and 311 funds for the one-, three-, five- and ten-year periods, respectively.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Rochdale Large Growth Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on December 31, 1999.

N/A – not available.

ROCHDALE INVESTMENT TRUST

	Average Annual Total Return Period Ended December 31, 2009
	One Year	Three Years		Five Years		Ten Years		Since Inception
Rochdale Large Value Portfolio
Return at NAV(1)	10.31%	(12.27%	)	(2.63%	)	(1.26%	)	(1.26%	)
Return at POP(2)	3.96%	(13.98%	)	(3.78%	)	(1.85%	)	(1.85%	)

S&P 500/Citigroup Value Index	21.18%	(9.10%	)	(0.81%	)	0.82%		0.87%
Lipper Large-Cap Value Category Average	23.10%	(7.59%	)	(0.25%	)	2.02%		N/A

(1)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Standard & Poor’s (S&P) 500 Index represents 500 large U.S. companies. The S&P 500/Citigroup Value Index is market cap weighted and contains the full market cap of the S&P 500, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper categories are based on classifications by Lipper Inc., and are not directly investable.

Lipper Large-Cap Value consists of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Funds typically have a below average price-to-earnings ratios, price-to-book ratios, and three-year sales-per-share growth value, compared to the S&P 500 Index. As of December 31, 2009, the category consists of 527, 461, 394 and 186 funds for the one-, three-, five- and ten-year periods, respectively.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Rochdale Large Value Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on December 31, 1999.

N/A – not available.

ROCHDALE INVESTMENT TRUST

	Average Annual Total Return Period Ended December 31, 2009
	One Year	Three Years		Five Years		Ten Years	Since Inception
Rochdale Mid/Small Growth Portfolio
Return at NAV(1)	18.71%	(7.03%	)	(2.02%	)	2.09%	2.09%
Return at POP(2)	11.87%	(8.85%	)	(3.17%	)	1.48%	1.48%

S&P 1000/Citigroup Growth Index	36.87%	(1.12%	)	3.04%		5.61%	5.71%
Lipper Mid-Cap Growth Category Average	40.35%	(3.28%	)	1.62%		0.15%	N/A

(1)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Standard & Poor’s (S&P) 1000 index represents 400 medium-size and 600 small U.S. companies. The S&P 1000/Citigroup Growth index is market cap weighted and contains the full market cap of the S&P 1000, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper categories are based on classifications by Lipper Inc., and are not directly investable.

Lipper Mid-Cap Growth consists of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE large-cap floor. Funds normally have above-average price-to-earnings ratios, price-to-book ratios, and three-year sales-per-growth value, compared to the S&P Mid-Cap 400 Index. As of December 31, 2009, the category consists of 474, 425, 353 and 170 funds for the one-, three-, five- and ten-year periods, respectively.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Rochdale Mid/Small Growth Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on December 31, 1999.

N/A – not available

ROCHDALE INVESTMENT TRUST

	Average Annual Total Return Period Ended December 31, 2009
	One Year	Three Years		Five Years		Ten Years	Since Inception
Rochdale Mid/Small Value Portfolio
Return at NAV(1)	17.51%	(10.73%	)	(2.10%	)	4.95%	4.94%
Return at POP(2)	10.74%	(12.48%	)	(3.26%	)	4.32%	4.32%

S&P 1000/Citigroup Value Index	30.17%	(4.60%	)	2.11%		6.96%	7.06%
Lipper Mid-Cap Value Category Average	37.11%	(5.27%	)	1.65%		6.79%	N/A

(1)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Standard & Poor’s (S&P) 1000 index represents 400 medium-size and 600 small U.S. companies. The S&P 1000/Citigroup Value index is market cap weighted and contains the full market cap of the S&P 1000, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper categories are based on classifications by Lipper Inc., and are not directly investable.

Lipper Mid-Cap Value consists of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE large-cap floor. Funds normally have above-average price-to-earnings ratios, price-to-book ratios, and three-year sales-per-growth value, compared to the S&P Small-Cap 600 Index. As of December 31, 2009, the category consists of 251, 210, 161 and 61 funds for the one-, three-, five- and ten-year periods, respectively.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Rochdale Mid/Small Value Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on December 31, 1999.

N/A – not available.

ROCHDALE INVESTMENT TRUST

	Average Annual Total Return Period Ended December 31, 2009
	One Year	Three Years		Five Years		Ten Years		Since Inception
Rochdale Dividend & Income Portfolio
Return at NAV(1)	19.21%	(2.76%	)	2.68%		0.45%		2.15%
Return at POP(2)	12.37%	(4.65%	)	1.47%		(0.14%	)	1.58%

S&P 500 Index	26.46%	(5.63%	)	0.42%		(0.95%	)	0.31%
Dow Jones Select Dividend Index	11.13%	(10.06%	)	(2.03%	)	6.53%		5.07%
Lipper Equity Income Category Average	22.86%	(5.43%	)	1.10%		2.78%		N/A

(1)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The S&P 500 Index measures the performance of 500 of the largest U.S. Companies based on total market capitalization, which represents approximately 75% of the investable U.S. equity market. The S&P 500 is a leading indicator of the U.S. equity markets and is often used as a proxy for U.S. market returns and performance.

The Dow Jones Select Dividend Index measures the performance of 100 leading U.S. dividend-paying companies.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper categories are based on classifications by Lipper Inc., and are not directly investable.

Lipper Equity Income consists of funds that seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. These funds’ gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe. As of December 31, 2009, the category consists of 299, 246, 189 and 104 funds for the one-, three-, five- and ten-year periods, respectively.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Prior to 6/27/03, the Rochdale Dividend & Income Portfolio invested as the Rochdale Alpha Portfolio, with a different investment objective and an aggressive mid- and small-cap strategy.

N/A – not available.

ROCHDALE INVESTMENT TRUST

	Average Annual Total Return Period Ended December 31, 2009
	One Year		Three Years	Five Years	Ten Years	Since Inception
Rochdale Intermediate Fixed Income Portfolio
Return at NAV(1)	5.77%		3.13%	3.10%	4.95%	4.95%
Return at POP(2)	(0.33%	)	1.12%	1.89%	4.33%	4.33%

Barclays Capital Intermediate Government/Credit Bond Index	5.24%		5.90%	4.66%	5.93%	5.90%
Lipper Intermediate Investment Grade Category Average	12.89%		4.60%	3.90%	5.74%	N/A

(1)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Barclays Capital Intermediate Government/Credit Bond Index consists of publicly issued, dollar-denominated U.S. Government, agency, or investment grade corporate fixed income securities with maturities from one to ten years, representing securities in the intermediate maturity range of the Barclays Capital Government/Credit Bond Index.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper categories are based on classifications by Lipper Inc., and are not directly investable.

Lipper Intermediate Investment Grade consists of funds that invest in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. As of December 31, 2009, the category consists of 549, 458, 395 and 219 funds for the one-, three-, five- and ten-year periods, respectively.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Rochdale Intermediate Fixed Income Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on December 31, 1999.

N/A – not available.

ROCHDALE INVESTMENT TRUST

Cumulative Total Return Since Inception Through December 31, 2009
Rochdale Fixed Income Opportunities Portfolio
Return at NAV(1)	8.60%
Return at POP(2)	2.34%
Barclays Capital Intermediate Government/Credit Bond Index	3.57%
Barclays Capital Aggregate Bond Index	3.95%
Barclays Capital U.S. High Yield Corporate Bond Index	21.29%
Lipper High Current Yield Category Average	19.45%

(1)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Barclays Capital Intermediate Government/Credit Bond Index consists of publicly issued, dollar-denominated U.S. Government, agency, or investment grade corporate fixed income securities with maturities from one to ten years, representing securities in the intermediate maturity range of the Barclays Capital Government/Credit Bond Index.

The Barclays Capital Aggregate Bond Index is comprised of U.S. Government, mortgage-backed, asset-backed, and corporate fixed income securities with maturities of one-year or more.

The Barclays Capital U.S. High-Yield Corporate Bond Index covers the U.S.-dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market and includes securities with ratings by Moody’s, Fitch and S&P of Ba1/BB+/BB+ or below.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper categories are based on classifications by Lipper Inc., and are not directly investable.

Lipper High Current Yield Funds consist of funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. As of December 31 2009, the category consists of 474 funds for the six month period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Rochdale Fixed Income Opportunities Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on July 1, 2009.

ROCHDALE INVESTMENT TRUST

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Portfolios, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 07/01/09 to 12/31/09.

Actual Expenses

The information in the tables under the headings “Actual Performance” provides actual account values and actual expenses. You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC the Portfolio’s transfer agent. If you request that a redemption be made by a wire transfer, currently a $15.00 fee is charged by the Portfolio’s transfer agent. The example includes, but is not limited to, management, distribution, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses or the indirect costs associated with a Portfolio’s investment companies. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your Portfolio, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the tables under the headings “Hypothetical Performance (5% return before expenses)” provides hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the headings “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Large Growth Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,240.80	$1,018.10
Expenses Paid during Period*	$7.96	$7.17

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.41%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

ROCHDALE INVESTMENT TRUST

EXPENSE EXAMPLE (Unaudited), Continued

Large Value Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,223.80	$1,017.90
Expenses Paid during Period*	$8.13	$7.37

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

Mid/Small Growth Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,168.70	$1,017.54
Expenses Paid during Period*	$8.31	$7.73

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.52%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

Mid/Small Value Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,157.00	$1,017.39
Expenses Paid during Period*	$8.43	$7.98

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.55%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

Dividend & Income Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,208.60	$1,017.85
Expenses Paid during Period*	$8.13	$7.43

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.46%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

Intermediate Fixed Income Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,046.50	$1,019.41
Expenses Paid during Period*	$5.93	$6.21

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

Fixed Income Opportunities Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/09)	$1,000.00	$1,000.00
Ending Account Value (12/31/09)	$1,086.00	$1,019.11
Expenses Paid during Period*	$6.36	$6.16

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.21%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009

Shares		Value

COMMON STOCKS: 96.9%
CONSUMER DISCRETIONARY: 12.4%
4,000	Amazon.com, Inc. (a)	$538,080
11,500	Best Buy Co., Inc.	453,790
15,000	Big Lots, Inc. (a)(b)	434,700
3,000	Coach, Inc.	109,590
6,100	Genuine Parts Co.	231,556
6,000	Lowe’s Companies, Inc.	140,340
8,500	Macy’s, Inc. (b)	142,460
22,000	Newell Rubbermaid Inc. (b)	330,220
9,000	Snap-on Inc.	380,340
15,300	TJX Companies, Inc./The	559,215
15,000	Yum! Brands, Inc. (b)	524,550

		3,844,841

CONSUMER STAPLES: 2.9%
5,500	Costco Wholesale Corp.	325,435
6,000	Philip Morris International Inc.	289,140
5,000	Procter & Gamble Co./The	303,150

		917,725

ENERGY: 21.1%
11,500	Atwood Oceanics, Inc. (a)	412,275
7,000	Canadian Natural Resources Ltd. (d)	503,650
25,000	Chesapeake Energy Corp.	647,000

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Shares		Value

ENERGY, Continued
7,500	CONSOL Energy Inc.	$373,500
20,700	ENSCO International Plc - ADR (d)	826,758
3,000	Exxon Mobil Corp.	204,570
13,390	Hess Corp.	810,095
11,500	National-Oilwell Varco Inc.	507,035
8,300	Noble Corp. (d)	337,810
7,500	Petroleo Brasileiro SA - ADR (b)(d)	357,600
9,000	Schlumberger Ltd. (d)	585,810
7,600	Transocean Ltd. (a)(d)	629,280
20,100	Weatherford International Ltd. (a)(d)	359,991

		6,555,374

FINANCIALS: 12.2%
80,000	Bank of America Corp. (b)	1,204,800
4,000	Bank of New York Mellon Corp.	111,880
5,500	Bank of Nova Scotia (b)(d)	257,070
40,000	Fifth Third Bancorp	390,000
12,100	Itau Unibanco Holding SA - ADR (d)	276,364
25,000	Janus Capital Group Inc.	336,250
16,300	Morgan Stanley	482,480
3,100	Shinhan Financial Group Co., Ltd. - ADR (d)	230,268
22,000	U.S. Bancorp	495,220

		3,784,332

HEALTH CARE: 2.3%
5,000	Covidien Plc (d)	239,450
7,400	Johnson & Johnson	476,634

		716,084

INDUSTRIALS: 15.0%
36,000	ABB Ltd. - ADR (d)	687,600
7,000	Caterpillar Inc.	398,930
2,500	CSX Corp.	121,225
15,600	Cummins Inc.	715,416
5,000	Deere & Co.	270,450
11,300	Fluor Corp.	508,952
28,000	General Electric Co.	423,640
22,000	Ingersoll-Rand Plc (d)	786,280
25,000	Manitowoc Co., Inc./The	249,250
6,200	Norfolk Southern Corp.	325,004
2,500	Union Pacific Corp.	159,750

		4,646,497

INFORMATION TECHNOLOGY: 23.0%
16,000	Adobe Systems Inc. (a)	588,480
13,600	Agilent Technologies, Inc. (a)	422,552
19,200	Altera Corp.	434,496
24,500	Applied Materials, Inc.	341,530

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Shares		Value

INFORMATION TECHNOLOGY, Continued
25,500	Autodesk, Inc. (a)	$647,955
6,600	Broadcom Corp. - Class A (a)	207,570
22,000	Cisco Systems, Inc. (a)	526,680
16,750	Corning Inc.	323,442
38,350	EMC Corp. (a)	669,975
6,200	Harris Corp.	294,810
4,501	International Business Machines Corp. (IBM)	589,181
22,700	Microsoft Corp.	692,123
57,500	Novell, Inc. (a)	238,625
25,100	Oracle Corp.	615,954
15,550	Texas Instruments Inc.	405,233
8,000	Total System Services, Inc.	138,160

		7,136,766

MATERIALS: 8.0%
3,800	Cliffs Natural Resources Inc.	175,142
5,000	FMC Corp. (b)	278,800
5,260	Freeport-McMoRan Copper & Gold Inc. (a)	422,325
3,000	Monsanto Co.	245,250
5,300	Nucor Corp.	247,245
20,000	United States Steel Corp.	1,102,400

		2,471,162

Total Common Stocks
(Cost $23,844,534)		30,072,781

EXCHANGE TRADED FUNDS: 4.3%
90,000	Ultra Financials ProShares (b)	506,700
12,000	Ultra Industrials ProShares	373,560
13,000	Ultra Oil & Gas Proshares (b)	448,760

Total Exchange Traded Funds
(Cost $862,787)		1,329,020

SHORT TERM INVESTMENT: 0.5%
Money Market Investment: 0.5%
154,977	First American Government Obligations Fund, 0.00% (e)	154,977

Total Short Term Investment
(Cost $154,977)		154,977

Principal Amount
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 11.7%
COMMERCIAL PAPER: 1.3%
$688,779	Atlantic East Funding LLC, 3.059%, 03/25/10 (c)	402,643

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Shares		Value

MONEY MARKET INVESTMENTS: 10.4%
3,204,842	Mount Vernon Securities Lending Trust Prime Portfolio, 0.20% (e)	$3,204,842
16,606	Reserve Primary Fund, 0.00% (c)(e)	10,110

		3,214,952

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $3,910,226)		3,617,595

TOTAL INVESTMENTS
(Cost $28,772,524), 113.4%		35,174,373
LIABILITIES IN EXCESS OF OTHER ASSETS, (13.4)%		(4,147,265)

TOTAL NET ASSETS, 100.0%		$31,027,108

(a)	Non Income Producing.
(b)	This security or portion of this security is out on loan at December 31, 2009.
(c)	Fair valued by Valuation Committee as delegated by Rochdale Portfolios’ Board of Trustees.
(d)	Foreign Security.
(e)	7-Day Yield.

ADR American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Summary of Fair Value Exposure

The Portfolio has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$3,844,841	$—	$—	$3,844,841
Consumer Staples	917,725	—	—	917,725
Energy	6,555,374	—	—	6,555,374
Financials	3,784,332	—	—	3,784,332
Health Care	716,084	—	—	716,084
Industrials	4,646,497	—	—	4,646,497
Information Technology	7,136,766	—	—	7,136,766
Materials	2,471,162	—	—	2,471,162

Total Common Stock	30,072,781	—	—	30,072,781

Exchange Traded Funds	1,329,020	—	—	1,329,020

Short Term Investment	154,977	—	—	154,977

Investments Purchased With Cash Proceeds From Securities Lending
Commercial Paper	—	402,643	—	402,643
Investment Companies	3,204,842	—	10,110	3,214,952

Total Investments Purchased With Cash Proceeds From Securities Lending	3,204,842	402,643	10,110	3,617,595

Total Investments in Securities	$34,761,620	$402,643	$10,110	$35,174,373

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Summary of Fair Value Exposure

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2008	$39,071
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(1,305)
Net purchases (sales)	(27,656)
Transfers in and/or out of Level 3*	—

Balance as of December 31, 2009	$10,110

*	The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009

Shares		Value

COMMON STOCKS: 96.9%
CONSUMER DISCRETIONARY: 11.4%
11,300	Best Buy Co., Inc.	$445,898
6,300	Coach, Inc.	230,139
9,000	Comcast Corp. - Class A	151,740
6,650	Genuine Parts Co.	252,434
10,000	Lowe’s Companies, Inc.	233,900
23,000	Macy’s, Inc. (b)	385,480
30,000	Newell Rubbermaid Inc. (b)	450,300
17,300	Snap-on Inc.	731,098
13,200	Yum! Brands, Inc. (b)	461,604

		3,342,593

CONSUMER STAPLES: 3.0%
7,400	Costco Wholesale Corp.	437,858
7,300	Procter & Gamble Co./The	442,599

		880,457

ENERGY: 10.0%
20,500	Chesapeake Energy Corp.	530,540
7,500	CONSOL Energy Inc.	373,500
13,630	ENSCO International Plc - ADR (d)	544,382
7,100	National-Oilwell Varco Inc.	313,039
9,800	Noble Corp. (d)	398,860
6,000	Petroleo Brasileiro SA - ADR (b)(d)	286,080

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Shares		Value

ENERGY, Continued
3,600	Transocean Ltd. (a)(d)	$298,080
10,300	Weatherford International Ltd. (a)(d)	184,473

		2,928,954

FINANCIALS: 29.7%
4,814	ACE Ltd. (d)	242,626
10,800	Assurant, Inc.	318,384
40,000	Banco Santander SA - ADR (d)	657,600
65,200	Bank of America Corp. (b)	981,912
9,800	BB&T Corp. (b)	248,626
67,000	Fifth Third Bancorp	653,250
17,600	Itau Unibanco Holding SA - ADR (d)	401,984
23,200	Janus Capital Group Inc.	312,040
19,234	JP Morgan Chase & Co.	801,481
26,300	Lincoln National Corp.	654,344
4,800	M&T Bank Corp. (b)	321,072
16,250	Metlife, Inc.	574,437
10,000	Morgan Stanley	296,000
10,900	Northern Trust Corp.	571,160
5,900	PNC Financial Services Group, Inc.	311,461
60,000	Regions Financial Corp.	317,400
4,000	Shinhan Financial Group Co., Ltd. - ADR (d)	297,120
6,500	State Street Corp.	283,010
8,000	SunTrust Banks, Inc.	162,320
5,400	Travelers Companies, Inc./The	269,244

		8,675,471

HEALTH CARE: 3.4%
8,060	Abbott Laboratories	435,159
5,000	Covidien Plc (d)	239,450
6,350	Genzyme Corp. (a)	311,214

		985,823

INDUSTRIALS: 20.7%
39,080	ABB Ltd. - ADR (d)	746,428
9,000	Caterpillar Inc.	512,910
15,200	CSX Corp.	737,048
9,800	Cummins Inc.	449,428
13,982	Deere & Co.	756,287
3,200	Flowserve Corp.	302,496
14,700	Fluor Corp.	662,088
15,200	Ingersoll-Rand Plc Class A (d)	543,248
59,200	Manitowoc Co. Inc./The	590,224
19,000	McDermott International, Inc. (a)(d)	456,190
5,934	Norfolk Southern Corp.	311,060

		6,067,407

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Shares		Value

INFORMATION TECHNOLOGY: 8.3%
5,800	Adobe Systems Inc. (a)	$213,324
11,860	Agilent Technologies, Inc. (a)	368,490
15,200	Applied Materials, Inc.	211,888
17,000	Autodesk, Inc. (a)	431,970
25,500	EMC Corp. (a)	445,485
8,800	Harris Corp.	418,440
13,000	Texas Instruments Inc.	338,780

		2,428,377

MATERIALS: 10.4%
8,500	AK Steel Holding Corp.	181,475
8,800	Cliffs Natural Resources Inc.	405,592
5,000	Freeport-McMoRan Copper & Gold Inc. (a)	401,450
13,580	Nucor Corp.	633,507
15,300	United States Steel Corp. (b)	843,336
20,000	Vale SA - ADR (b)(d)	580,600

		3,045,960

Total Common Stocks
(Cost $24,900,375)		28,355,042

EXCHANGE TRADED FUNDS: 4.1%
12,000	Ultra Basic Materials ProShares (b)	386,760
70,000	Ultra Financials ProShares (b)	394,100
13,000	Ultra Industrials ProShares (b)	404,690

Total Exchange Traded Funds
(Cost $788,784)		1,185,550

SHORT TERM INVESTMENT: 0.9%
Money Market Investment: 0.9%
248,769	First American Government Obligations Fund, 0.00% (e)	248,769

Total Short Term Investment
(Cost $248,769)		248,769

Principal Amount
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 16.8%
COMMERCIAL PAPER: 1.2%
$614,552	Atlantic East Funding LLC, 3.059%, 03/25/10 (c)	359,252

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Shares		Value

MONEY MARKET INVESTMENTS: 15.6%
4,548,834	Mount Vernon Securities Lending Trust Prime Portfolio, 0.20% (e)	$4,548,834
20,969	Reserve Primary Fund, 0.00% (c)(e)	11,217

		4,560,051

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $5,184,354)		4,919,303

TOTAL INVESTMENTS
(Cost $31,122,282), 118.7%		34,708,664
LIABILITIES IN EXCESS OF OTHER ASSETS, (18.7)%		(5,458,925)

TOTAL NET ASSETS, 100.0%		$29,249,739

(a)	Non Income Producing.
(b)	This security or portion of this security is out on loan at December 31, 2009.
(c)	Fair valued by Valuation Committee as delegated by Rochdale Portfolios’ Board of Trustees.
(d)	Foreign Security.
(e)	7-Day Yield.

ADR American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Summary of Fair Value Exposure

The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$3,342,593	$—	$—	$3,342,593
Consumer Staples	880,457	—	—	880,457
Energy	2,928,954	—	—	2,928,954
Financials	8,675,471	—	—	8,675,471
Health Care	985,823	—	—	985,823
Industrials	6,067,407	—	—	6,067,407
Information Technology	2,428,377	—	—	2,428,377
Materials	3,045,960	—	—	3,045,960

Total Common Stock	28,355,042	—	—	28,355,042

Exchange Traded Funds	1,185,550	—	—	1,185,550

Short Term Investment	248,769	—	—	248,769

Investments Purchased With Cash Proceeds From Securities Lending
Commercial Paper	—	359,252	—	359,252
Investment Companies	4,548,834	—	11,217	4,560,051

Total Investments Purchased With Cash Proceeds From Securities Lending	4,548,834	359,252	11,217	4,919,303

Total Investments in Securities	$34,338,195	$359,252	$11,217	$34,708,664

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Summary of Fair Value Exposure

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2008	$48,099
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(1,960)
Net purchases (sales)	(34,922)
Transfers in and/or out of Level 3*	—

Balance as of December 31, 2009	$11,217

*	The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009

Shares		Value

COMMON STOCKS: 101.3%
CONSUMER DISCRETIONARY: 19.5%
6,000	Advance Auto Parts, Inc.	$242,880
8,400	Brinker International, Inc.	125,328
11,000	Cheesecake Factory Inc./The (a)	237,490
7,000	Children’s Place Retail Stores, Inc./The (a)	231,070
29,700	CKE Restaurants, Inc.	251,262
6,000	Dollar Tree, Inc. (a)	289,800
9,800	Dress Barn, Inc./The (a)(b)	226,380
25,900	LKQ Corp. (a)	507,381
5,500	New Oriental Education & Technology Group, Inc. - ADR (a)(b)(d)	415,855
7,700	Panera Bread Co. - Class A (a)	515,669
16,000	PetMed Express, Inc. (b)	282,080
6,200	Ross Stores, Inc.	264,802
32,300	Shuffle Master, Inc. (a)	266,152
15,000	True Religion Apparel, Inc. (a)(b)	277,350
11,000	Urban Outfitters, Inc. (a)	384,890
13,600	WMS Industries Inc. (a)	544,000

		5,062,389

CONSUMER STAPLES: 1.6%
13,000	China Nepstar Chain Drugstore Ltd. - ADR (b)(d)	94,770
5,250	Church & Dwight Co., Inc.	317,363

		412,133

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Shares		Value

ENERGY: 9.7%
2,000	Arena Resources, Inc. (a)	$86,240
4,000	Atwood Oceanics, Inc. (a)	143,400
4,700	Comstock Resources, Inc. (a)	190,679
11,000	CONSOL Energy Inc.	547,800
8,500	Dril-Quip, Inc. (a)	480,080
6,700	Holly Corp.	171,721
12,346	Southwestern Energy Co. (a)	595,077
13,000	Swift Energy Co. (a)	311,480

		2,526,477

FINANCIALS: 10.8%
17,000	CNinsure, Inc. - ADR (d)	341,360
6,800	Delphi Financial Group, Inc. - Class A	152,116
25,000	EZCORP, Inc. - Class A (a)	430,250
3,794	HCC Insurance Holdings, Inc.	106,118
4,500	KB Financial Group, Inc. - ADR (d)	228,825
6,750	Prosperity Bancshares, Inc.	273,173
20,000	SEI Investments Co.	350,400
7,900	Signature Bank (a)	252,010
16,590	Tower Group, Inc.	388,372
11,410	W.R. Berkley Corp.	281,142

		2,803,766

HEALTH CARE: 10.8%
19,965	AmSurg Corp. (a)	439,629
4,200	Cubist Pharmaceuticals, Inc. (a)(b)	79,674
5,400	Edwards Lifesciences Corp. (a)	468,990
7,700	Henry Schein, Inc. (a)	405,020
21,250	Martek Biosciences Corp. (a)(b)	402,475
10,000	Meridian Bioscience, Inc.	215,500
6,500	Techne Corp.	445,640
5,550	Waters Corp. (a)	343,878

		2,800,806

INDUSTRIALS: 17.7%
7,500	Aecom Technology Corp. (a)	206,250
14,500	Aegean Marine Petroleum Network Inc. (d)	398,460
5,000	Air Methods Corp. (a)	168,100
9,977	AMETEK, Inc.	381,520
5,500	Bucyrus International, Inc. (b)	310,035
5,908	Copart, Inc. (a)(b)	216,410
4,300	FTI Consulting, Inc. (a)(b)	202,788
15,000	Gafisa SA - ADR (b)(d)	485,400
4,250	IHS Inc. - Class A (a)	232,943
14,700	Kirby Corp. (a)	512,001
9,500	Sociedad Quimica y Minera de Chile SA - ADR (d)	356,915
12,500	TrueBlue, Inc. (a)	185,125
6,000	URS Corp. (a)	267,120

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Shares		Value

INDUSTRIALS, Continued
12,100	Wabtec Corp. (b)	$494,164
5,360	Waste Connections, Inc. (a)	178,703

		4,595,934

INFORMATION TECHNOLOGY: 19.7%
31,000	Activision, Inc. (a)	344,410
13,000	Altera Corp.	294,190
7,344	Amphenol Corp. - Class A	339,146
120,000	Bluephoenix Solutions Ltd. (a)(b)(d)	303,600
11,159	Broadridge Financial Solutions, Inc.	251,747
5,800	Ebix, Inc. (a)(b)	283,214
10,000	Fair Isaac Corp.	213,100
16,745	Jack Henry & Associates, Inc.	387,144
6,000	Linear Technology Corp.	183,240
12,000	Logitech International SA (a)(b)(d)	205,200
15,000	Longtop Financial Technologies Ltd. - ADR (a)(d)	555,300
11,000	McAfee, Inc. (a)	446,270
25,632	QLogic Corp. (a)	483,676
20,000	VanceInfo Technologies, Inc. - ADR (a)(d)	384,200
11,000	ViaSat, Inc. (a)(b)	349,580
4,000	Xilinx, Inc.	100,240

		5,124,257

MATERIALS: 9.7%
9,406	Airgas, Inc.	447,726
19,500	Albemarle Corp.	709,215
5,952	Ball Corp.	307,718
4,021	Ecolab, Inc.	179,256
10,350	FMC Corp. (b)	577,116
13,500	Sealed Air Corp.	295,110

		2,516,141

TELECOMMUNICATION SERVICES: 1.8%
21,100	Neutral Tandem Inc. (a)(b)	480,025

Total Common Stocks
(Cost $23,638,962)		26,321,928

SHORT TERM INVESTMENT: 0.1%
Money Market Investment: 0.1%
21,535	First American Government Obligations Fund, 0.00% (e)	21,535

Total Short Term Investment
(Cost $21,535)		21,535

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Principal Amount		Value

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 19.2%
COMMERCIAL PAPER: 1.5%
$656,554	Atlantic East Funding LLC, 3.059%, 03/25/10 (c)	$383,805

Shares
MONEY MARKET INVESTMENTS: 17.7%
4,604,089	Mount Vernon Securities Lending Trust Prime Portfolio, 0.20% (e)	4,604,089
24,239	Reserve Primary Fund, 0.00% (c)(e)	14,148

		4,618,237

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $5,284,881)		5,002,042

TOTAL INVESTMENTS
(Cost $28,945,378), 120.6%		31,345,505
LIABILITIES IN EXCESS OF OTHER ASSETS, (20.6)%		(5,354,957)

TOTAL NET ASSETS, 100.0%		$25,990,548

(a)	Non Income Producing.
(b)	This security or portion of this security is out on loan at December 31, 2009.
(c)	Fair valued by Valuation Committee as delegated by Rochdale Portfolios’ Board of Trustees.
(d)	Foreign Security.
(e)	7-Day Yield.

ADR American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Summary of Fair Value Exposure

The Portfolio has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$5,062,389	$—	$—	$5,062,389
Consumer Staples	412,133	—	—	412,133
Energy	2,526,477	—	—	2,526,477
Financials	2,803,766	—	—	2,803,766
Health Care	2,800,806	—	—	2,800,806
Industrials	4,595,934	—	—	4,595,934
Information Technology	5,124,257	—	—	5,124,257
Materials	2,516,141	—	—	2,516,141
Telecommunication Services	480,025	—	—	480,025

Total Common Stock	26,321,928	—	—	26,321,928

Short Term Investment	21,535	—	—	21,535

Investments Purchased With Cash Proceeds From Securities Lending
Commercial Paper	—	383,805	—	383,805
Investment Companies	4,604,089	—	14,148	4,618,237

Total Investments Purchased With Cash Proceeds From Securities Lending	4,604,089	383,805	14,148	5,002,042

Total Investments in Securities	$30,947,552	$383,805	$14,148	$31,345,505

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Summary of Fair Value Exposure

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2008	$56,547
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(2,028)
Net purchases (sales)	(40,371)
Transfers in and/or out of Level 3*	—

Balance as of December 31, 2009	$14,148

*	The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009

Shares		Value

COMMON STOCKS: 100.5%
CONSUMER DISCRETIONARY: 18.0%
13,500	BorgWarner, Inc.	$448,470
13,500	Brinker International, Inc.	201,420
3,000	Buffalo Wild Wings Inc. (a)(b)	120,810
12,000	Cheesecake Factory Inc./The (a)	259,080
2,600	Children’s Place Retail Stores, Inc./The (a)	85,826
2,500	DeVry, Inc.	141,825
29,000	Foot Locker, Inc.	323,060
10,500	Gap, Inc./The	219,975
10,200	Genesco Inc. (a)	280,092
9,000	Iconix Brand Group, Inc. (a)(b)	113,850
10,500	Jo-Ann Stores, Inc. (a)	380,520
5,000	LIFE TIME FITNESS, Inc. (a)	124,650
16,300	Men’s Wearhouse, Inc./The	343,278
33,000	Ruby Tuesday, Inc. (a)	237,600
6,000	Scotts Miracle-Gro Company/The - Class A	235,860
8,500	Urban Outfitters, Inc. (a)	297,415
11,000	WMS Industries Inc. (a)	440,000

		4,253,731

CONSUMER STAPLES: 3.5%
10,800	BJ’s Wholesale Club, Inc. (a)	353,268
6,800	United Natural Foods, Inc. (a)	181,832
6,300	Universal Corp. (b)	287,343

		822,443

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Shares		Value

ENERGY: 5.7%
12,500	Atwood Oceanics, Inc. (a)	$448,125
4,200	Lufkin Industries, Inc.	307,440
4,250	Oceaneering International, Inc. (a)	248,710
4,500	SEACOR Holdings Inc. (a)	343,125

		1,347,400

FINANCIALS: 8.9%
5,000	Cullen/Frost Bankers, Inc.	250,000
28,500	Delphi Financial Group, Inc. - Class A	637,545
20,005	First Horizon National Corp. (a)	268,068
58,000	Huntington Bancshares Inc.	211,700
1,700	Northern Trust Corp.	89,080
8,800	Prosperity Bancshares, Inc.	356,136
4,160	StanCorp Financial Group, Inc.	166,483
5,500	Tower Group, Inc.	128,755

		2,107,767

HEALTH CARE: 8.0%
24,500	American Medical Systems Holdings, Inc. (a)	472,605
4,750	Cerner Corp. (a)(b)	391,590
3,950	Edwards Lifesciences Corp. (a)	343,057
12,000	Greatbatch, Inc. (a)	230,760
33,000	PAREXEL International Corp. (a)	465,300

		1,903,312

INDUSTRIALS: 20.2%
17,500	Administaff, Inc.	412,825
9,000	Aecom Technology Corp. (a)	247,500
47,000	Aercap Holdings NV (a)(b)(d)	425,820
3,500	Alexander & Baldwin, Inc.	119,805
10,114	Applied Industrial Technologies, Inc.	223,216
11,000	Corrections Corporation of America (a)	270,050
22,000	EnerSys (a)	481,140
2,518	Flowserve Corp.	238,026
2,000	Fluor Corp.	90,080
2,700	FTI Consulting, Inc. (a)(b)	127,332
5,900	Hubbell Inc. - Class B	279,070
5,000	Manpower Inc.	272,900
4,883	Moog, Inc. (a)	142,730
10,000	Puda Coal, Inc. (a)	73,400
22,150	Quanta Services, Inc. (a)	461,606
15,600	Shaw Group Inc./The (a)	448,500
7,400	URS Corp. (a)	329,448
3,500	Wabtec Corp. (b)	142,940

		4,786,388

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Shares		Value

INFORMATION TECHNOLOGY: 15.9%
12,500	ADTRAN, Inc.	$281,875
13,003	Avnet, Inc. (a)	392,170
12,300	Blue Coat Systems, Inc. (a)	351,042
6,500	CACI International Inc. - Class A (a)	317,525
7,215	Fidelity National Information Services, Inc.	169,120
8,800	Hewitt Associates, Inc. - Class A (a)	371,888
4,000	Informatica Corp. (a)	103,440
12,800	Ingram Micro Inc. - Class A (a)	223,360
6,307	Lender Processing Services, Inc.	256,443
14,000	SAIC, Inc. (a)	265,160
19,500	Taleo Corp. - Class A (a)	458,640
9,700	Tech Data Corp. (a)	452,602
25,000	Technitrol, Inc.	109,500

		3,752,765

MATERIALS: 11.2%
15,500	AK Steel Holding Corp.	330,925
3,592	AptarGroup, Inc.	128,378
9,000	FMC Corp. (b)	501,840
23,000	Gerdau SA - ADR (b)(d)	391,690
8,000	GrafTech International Ltd. (a)	124,400
6,620	Lubrizol Corp./The	482,929
6,800	Rock-Tenn Co. - Class A	342,788
13,050	Sensient Technologies Corp.	343,215

		2,646,165

TELECOMMUNICATION SERVICES: 1.7%
17,500	Neutral Tandem Inc. (a)(b)	398,125

UTILITIES: 7.4%
7,000	CMS Energy Corp. (b)	109,620
8,500	DPL Inc.	234,600
2,300	EQT Corp.	101,016
27,410	NV Energy, Inc.	339,336
6,056	OGE Energy Corp.	223,406
7,300	Piedmont Natural Gas Co., Inc. (b)	195,275
8,984	UGI Corp.	217,323
5,695	Unisource Energy Corp.	183,322
5,700	Vectren Corp.	140,676

		1,744,574

Total Common Stocks
(Cost $20,893,427)		23,762,670

EXCHANGE TRADED FUND: 0.7%
25,000	Ultra Real Estate ProShares (b)	172,250

Total Exchange Traded Fund
(Cost $134,662)		172,250

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Shares		Value

SHORT TERM INVESTMENT: 0.1%
Money Market Investment: 0.1%
9,578	First American Government Obligations Fund, 0.00% (e)	$9,578

Total Short Term Investment
(Cost $9,578)		9,578

Principal Amount
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 12.6%
COMMERCIAL PAPER: 1.6%
$637,785	Atlantic East Funding LLC, 3.059%, 03/25/10 (c)	372,834

Shares
MONEY MARKET INVESTMENTS: 11.0%
2,612,188	Mount Vernon Securities Lending Trust Prime Portfolio, 0.20% (e)	2,612,188
11,683	Reserve Primary Fund, 0.00% (c)(e)	4,081

		2,616,269

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $3,261,657)		2,989,103

TOTAL INVESTMENTS
(Cost $24,299,324), 113.9%		26,933,601
LIABILITIES IN EXCESS OF OTHER ASSETS, (13.9)%		(3,285,972)

TOTAL NET ASSETS, 100.0%		$23,647,629

(a)	Non Income Producing.
(b)	This security or portion of this security is out on loan at December 31, 2009.
(c)	Fair valued by Valuation Committee as delegated by Rochdale Portfolios’ Board of Trustees.
(d)	Foreign Security.
(e)	7-Day Yield.

ADR - American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Summary of Fair Value Exposure

The Portfolio has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$4,253,731	$—	$—	$4,253,731
Consumer Staples	822,443	—	—	822,443
Energy	1,347,400	—	—	1,347,400
Financials	2,107,767	—	—	2,107,767
Health Care	1,903,312	—	—	1,903,312
Industrials	4,786,388	—	—	4,786,388
Information Technology	3,752,765	—	—	3,752,765
Materials	2,646,165	—	—	2,646,165
Telecommunication Services	398,125	—	—	398,125
Utilities	1,744,574	—	—	1,744,574

Total Common Stock	23,762,670	—	—	23,762,670

Exchange Traded Fund	172,250	—	—	172,250

Short Term Investment	9,578	—	—	9,578

Investments Purchased With Cash Proceeds From Securities Lending
Commercial Paper	—	372,834	—	372,834
Investment Companies	2,612,188	—	4,081	2,616,269

Total Investments Purchased With Cash Proceeds From Securities Lending	2,612,188	372,834	4,081	2,989,103

Total Investments in Securities	$26,556,686	$372,834	$4,081	$26,933,601

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Summary of Fair Value Exposure

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2008	$25,064
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(1,528)
Net purchases (sales)	(19,455)
Transfers in and/or out of Level 3*	—

Balance as of December 31, 2009	$4,081

*	The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009

Shares		Value

COMMON STOCKS: 98.3%
CONSUMER DISCRETIONARY: 8.1%
12,500	Best Buy Co., Inc.	$493,250
3,491	Cherokee, Inc.	62,210
16,905	Heelys, Inc. (a)	36,853
43,000	McDonald’s Corp.	2,684,920
58,300	Regal Entertainment Group - Class A	841,852
22,200	Weight Watchers International, Inc.	647,352

		4,766,437

CONSUMER STAPLES: 24.5%
14,250	Altria Group, Inc.	279,727
98,950	B & G Foods, Inc. - Class A	908,361
15,000	BJ’s Wholesale Club, Inc. (a)	490,650
9,700	General Mills, Inc.	686,857
7,035	H.J. Heinz & Co.	300,817
24,000	Hershey Co./The	858,960
2,600	J.M. Smucker Co./The	160,550
7,000	Kimberly-Clark Corp.	445,970
20,382	Kraft Foods, Inc. - Class A	553,983
8,000	Lancaster Colony Corp.	397,600
12,526	Lorillard, Inc.	1,004,961
38,085	Mead Johnson Nutrition Co.	1,664,317
23,000	Philip Morris International Inc.	1,108,370
22,569	Procter & Gamble Co./The	1,368,358

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Shares		Value

CONSUMER STAPLES, Continued
5,346	Reynolds American, Inc.	$283,178
40,000	Sysco Corp.	1,117,600
20,000	Unilever Plc - ADR (b)	638,000
76,558	Vector Group Ltd.	1,071,812
22,000	Wal-Mart Stores, Inc.	1,175,900

		14,515,971

ENERGY: 13.4%
8,100	BP Plc - ADR (b)	469,557
4,400	Buckeye Partners LP	239,580
9,783	Chevron Corp.	753,193
9,000	Dorchester Minerals LP	191,520
7,500	Enbridge Energy Partners LP	402,675
3,700	Energy Transfer Partners LP	166,389
21,692	Enterprise Products Partners LP	681,346
16,938	Exxon Mobil Corp.	1,155,002
5,700	Kinder Morgan Energy Partners LP	347,586
11,250	Nustar Energy LP	631,013
17,000	Occidental Petroleum Corp.	1,382,950
1,200	ONEOK Partners, LP	74,760
24,806	Penn West Energy Trust (b)	436,585
9,800	Plains All American Pipeline LP	517,930
13,928	TransCanada Corp. (b)	478,705

		7,928,791

FINANCIALS: 5.7%
13,200	Arthur J. Gallagher & Co.	297,132
53,170	Babcock & Brown Air Ltd. - ADR (b)	477,998
17,952	Bank of America Corp.	270,357
32,000	Cincinnati Financial Corp.	839,680
5,901	Comerica, Inc.	174,492
28,571	FirstMerit Corp.	575,420
5,935	NBT Bancorp, Inc.	120,896
6,067	Travelers Companies, Inc./The	302,501
10,000	U.S. Bancorp	225,100
7,513	Whitney Holding Corp.	68,443

		3,352,019

HEALTH CARE: 6.1%
8,000	Abbott Laboratories	431,920
61,609	Bristol-Myers Squibb Co.	1,555,627
11,000	Johnson & Johnson	708,510
9,150	Merck & Co., Inc.	334,341
32,000	Pfizer Inc.	582,080

		3,612,478

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Shares		Value

INDUSTRIALS: 4.0%
3,400	3M Co.	$281,078
3,600	Cooper Industries PLC - Class A (b)	153,504
25,000	Deluxe Corp.	369,750
32,997	General Electric Co.	499,245
1,872	Honeywell International, Inc.	73,382
4,074	Landauer, Inc.	250,144
32,000	Olin Corp.	560,640
3,753	Weyerhaeuser Co.	161,904

		2,349,647

INFORMATION TECHNOLOGY & TELECOMMUNICATION SERVICES: 9.0%
27,800	AT&T, Inc.	779,234
55,900	Consolidated Communications Holdings, Inc.	978,250
84,200	Frontier Communications Corp.	657,602
32,000	Iowa Telecommunications Services, Inc.	536,320
30,000	Microsoft Corp.	914,700
17,367	Verizon Communications, Inc.	575,369
78,500	Windstream Corp.	862,715

		5,304,190

MATERIALS: 1.2%
36,000	Acadian Timber Income Fund (b)	218,578
3,980	E.I. du Pont de Nemours & Co.	134,007
12,000	Southern Copper Corp.	394,920

		747,505

REITS: 13.6%
17,229	Apartment Investment & Management Co. - Class A	274,286
8,914	Camden Property Trust	377,686
8,200	Entertainment Properties Trust	289,214
26,631	First Industrial Realty Trust, Inc. (a)	139,280
29,046	Health Care Property Investors, Inc.	887,065
11,612	Health Care REIT, Inc.	514,644
17,000	Healthcare Realty Trust, Inc.	364,820
231,313	HRPT Properties Trust	1,496,595
15,385	Liberty Property Trust	492,474
38,879	Nationwide Health Properties, Inc.	1,367,763
16,973	Pennsylvania Real Estate Investment Trust	143,592
10,036	Sovran Self Storage, Inc.	358,586
24,492	Tanger Factory Outlet Centers, Inc.	954,943
13,115	Washington Real Estate Investment Trust	361,318

		8,022,266

SHIPPING & TRANSPORTATION: 2.6%
29,090	General Maritime Corp. (b)	203,339
55,000	Jazz Air Income Fund (b)	231,917
12,000	Knightsbridge Tankers Ltd. (b)	159,120
31,000	Nordic American Tanker Shipping Limited (b)	930,000

		1,524,376

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Shares		Value

UTILITIES: 10.1%
8,200	Amerigas Partners LP	$322,506
15,000	Atmos Energy Corp.	441,000
4,536	Cleco Corp.	123,969
6,755	DTE Energy Co.	294,451
9,506	Duke Energy Corp.	163,598
12,452	EQT Corp.	546,892
7,300	Ferrellgas Partners LP	154,249
24,010	Hawaiian Electric Industries, Inc.	501,809
7,977	Integrys Energy Group, Inc.	334,954
11,986	National Fuel Gas Co.	599,300
8,396	Northwest Natural Gas Co.	378,156
3,500	NSTAR	128,800
4,000	OGE Energy Corp.	147,560
4,185	Pinnacle West Capital Corp.	153,087
12,000	Portland General Electric Co.	244,920
12,329	Progress Energy, Inc.	505,612
4,753	Spectra Energy Corp.	97,484
11,200	Suburban Propane Partners LP	527,296
19,318	United Utilities Group Plc - ADR (b)	309,276

		5,974,919

Total Common Stocks
(Cost $57,197,951)		58,098,599

PREFERRED STOCK: 0.1%
REITS: 0.1%
1,760	Public Storage	42,574

Total Preferred Stock
(Cost $44,000)		42,574

Principal Amount		Coupon Rate	Maturity Date

CORPORATE BOND: 0.4%
CONSUMER STAPLES: 0.4%
$73,950	B&G Foods Inc.	12.000%	10/30/2016	229,245

Total Corporate Bonds
(Cost $230,103)				229,245

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Shares		Value

SHORT TERM INVESTMENT: 0.0%
Money Market Investment: 0.0%
925	Fidelity Institutional Government Portfolio, 0.25% (c)	$925

Total Short Term Investment
(Cost $925)		925

TOTAL INVESTMENTS
(Cost $57,472,979), 98.8%		58,371,343
OTHER ASSETS IN EXCESS OF LIABILITIES, 1.2%		735,376

TOTAL NET ASSETS, 100.0%		$59,106,719

(a)	Non Income Producing.
(b)	Foreign Security.
(c)	7-Day Yield.
ADR	American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Summary of Fair Value Exposure

The Portfolio has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$4,766,437	$—	$—	$4,766,437
Consumer Staples	14,515,971	—	—	14,515,971
Energy	7,928,791	—	—	7,928,791
Financials	3,352,019	—	—	3,352,019
Health Care	3,612,478	—	—	3,612,478
Industrials	2,349,647	—	—	2,349,647
Information Technology & Telecommunication Services	5,304,190	—	—	5,304,190
Materials	747,505	—	—	747,505
REITs	8,022,266	—	—	8,022,266
Shipping & Transportation	1,524,376	—	—	1,524,376
Utilities	5,974,919	—	—	5,974,919

Total Common Stock	58,098,599	—	—	58,098,599

Preferred Stock	42,574	—	—	42,574

Corporate Bond
Consumer Staples	—	229,245	—	229,245

Total Corporate Bond	—	229,245	—	229,245

Short Term Investment	925	—	—	925

Total Investments in Securities	$58,142,098	$229,245	$—	$58,371,343

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009

Principal Amount		Coupon Rate		Maturity Date		Value

CORPORATE BONDS: 82.4%
CONSUMER DISCRETIONARY: 4.5%
$225,000	Autozone Inc.	6.950%		06/15/2016		$243,920
250,000	Best Buy Co.	6.750%		07/15/2013		274,649
63,000	CBS Corp.	8.875%		06/14/2014		69,218
161,000	Cox Communications Inc.	7.250%		11/15/2015		181,093
250,000	Hasbro Inc.	6.125%		05/15/2014		272,187
155,000	Hasbro Inc.	6.300%		09/15/2017		164,030
500,000	Home Depot, Inc.	5.400%		03/01/2016		523,430
50,000	News America Holdings	8.000%		10/17/2016		58,878
240,000	Sotheby’s	3.125%		06/15/2013		233,100
150,000	Stanley Works	6.150%		10/01/2013		165,061
17,000	Starwood Hotels & Resort	7.875%		05/01/2012		18,339
17,000	Toyota Motor Credit Corp.	5.500%	(a)	07/25/2017		17,199
500,000	Toyota Motor Credit Corp.	5.750%		02/17/2017		502,062
25,000	WPP Finance (UK) Corp. (d)	5.875%		06/15/2014		25,818

						2,748,984

CONSUMER STAPLES: 9.7%
250,000	Altria Group Inc.	7.750%		02/06/2014	(b)	283,574
100,000	Altria Group Inc.	8.500%		11/10/2013	(b)	115,563
222,000	B & G Foods Inc.	8.000%		10/01/2011		225,885
500,000	Bunge Limited Finance Corp.	5.100%		07/15/2015		495,726
257,000	Bunge Limited Finance Corp.	5.875%		05/15/2013		267,517
114,000	Bunge Limited Finance Corp.	7.800%		10/15/2012		124,570
250,000	Campbell Soup Co.	8.875%		05/01/2021		325,570

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Principal Amount		Coupon Rate	Maturity Date		Value

CONSUMER STAPLES, Continued
$250,000	Estee Lauder Co. Inc.	7.750%	11/01/2013		$290,440
400,000	Heinz (H.J.) Finance Co.	6.000%	03/15/2012		429,074
360,000	Kraft Foods Inc.	5.625%	11/01/2011		382,343
200,000	Kraft Foods Inc.	6.125%	02/01/2018	(b)	210,308
100,000	Kraft Foods Inc.	6.125%	08/23/2018		105,435
250,000	PepsiAmericas Inc.	4.875%	01/15/2015		265,455
405,000	PepsiCo, Inc.	5.000%	06/01/2018		420,484
400,000	Philip Morris International Inc.	4.875%	05/16/2013		422,262
252,000	Reynolds American Inc.	7.250%	06/01/2013		274,938
250,000	Reynolds American Inc.	7.625%	06/01/2016		272,544
71,000	RJ Reynolds Tobacco Holdings	7.250%	06/01/2012		78,051
424,000	Starbucks Corp.	6.250%	08/15/2017		448,447
250,000	Walgreen Co.	5.250%	01/15/2019	(b)	265,302
250,000	WM Wrigley Jr Co.	4.650%	07/15/2015		245,938

					5,949,426

ENERGY: 10.4%
284,000	Amerigas Partners LP	7.250%	05/20/2015		284,000
400,000	Buckeye Partners	4.625%	07/15/2013		409,882
125,000	Burlington Resources, Inc.	9.875%	06/15/2010		130,257
250,000	Chesapeake Energy Corp.	7.500%	09/15/2013		254,375
75,000	Chesapeake Energy Corp.	7.500%	06/15/2014		76,500
250,000	Conoco Phillips	4.750%	02/01/2014		268,423
20,000	Enbridge Energy Partners	5.350%	12/15/2014		20,841
35,000	Enbridge Energy Partners	5.875%	12/15/2016		36,375
11,000	Energy Transfer Partners	6.125%	02/15/2017		11,409
205,000	Energy Transfer Partners	8.500%	04/15/2014		236,631
53,000	Enterprise Products Operating	5.900%	04/15/2013		56,248
270,000	Enterprise Products Operating	6.300%	09/15/2017		290,661
93,000	Ferrellgas Partners LP	8.750%	06/15/2012		94,163
250,000	Inergy LP	6.875%	12/15/2014		246,875
284,000	Kinder Morgan Energy Partners	5.625%	02/15/2015		305,407
135,000	Knight Inc.	6.500%	09/01/2012		140,400
100,000	Louisiana Land & Exploration	7.650%	12/01/2023		115,505
300,000	Marathon Oil Canada Corp. (d)	8.375%	05/01/2012		335,805
250,000	Massey Energy Co. Convertible	3.250%	08/01/2015		218,438
250,000	Massey Energy Co.	6.875%	12/15/2013	(b)	249,688
250,000	Nustar Logistics LP	7.650%	04/15/2018		274,172
300,000	Nustar Pipeline Operations	5.875%	06/01/2013		310,442
250,000	Peabody Energy Corp.	6.875%	03/15/2013		252,813
205,000	Plains All American Pipeline	5.875%	08/15/2016		209,478
518,000	Premcor Refining Group	7.500%	06/15/2015		514,193
240,000	Spectra Energy Capital	5.500%	03/01/2014		252,325
10,000	Spectra Energy Capital	5.668%	08/15/2014		10,824
250,000	Suburban Propane Partners	6.875%	12/15/2013		250,000
515,000	Valero Energy Corp.	6.125%	06/15/2017		527,067

					6,383,197

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Principal Amount		Coupon Rate		Maturity Date	Value

FINANCIALS: 21.8%
$300,000	Aegon NV (d)	4.625%		12/01/2015	$292,849
100,000	American Express Bank	6.000%		09/13/2017	103,753
300,000	American Express Centurion	5.550%		10/17/2012	320,829
250,000	American Express Credit Co.	7.300%		08/20/2013	280,970
5,000	Bank of America Corp.	4.900%		05/15/2018	4,547
4,000	Bank of America Corp.	5.000%		05/15/2015	3,923
10,000	Bank of America Corp.	5.150%		08/15/2015	9,832
8,000	Bank of America Corp.	5.250%		03/15/2015	7,953
50,000	Bank of America Corp.	5.250%		08/15/2015	49,246
19,000	Bank of America Corp.	5.250%		12/15/2015	18,631
6,000	Bank of America Corp.	5.350%		09/15/2015	5,980
100,000	Bank of America Corp.	5.375%		12/15/2014	100,175
11,000	Bank of America Corp.	5.500%		11/15/2014	11,031
10,000	Bank of America Corp.	5.500%		02/15/2015	10,027
40,000	Bank of America Corp.	5.500%		11/15/2015	39,668
5,000	Bank of America Corp.	5.500%		12/15/2015	4,959
81,000	Bank of America Corp.	5.550%		12/15/2015	80,508
25,000	Bank of America Corp.	5.600%		02/15/2016	24,833
35,000	Bank of America Corp.	5.625%		11/15/2015	34,829
30,000	Bank of America Corp.	5.650%		12/15/2015	29,944
50,000	Bank of America Corp.	5.700%		11/15/2014	50,430
7,000	Bank of America Corp.	5.750%		08/15/2014	7,022
25,000	Bank of America Corp.	5.750%		05/15/2016	24,884
40,000	Bank of America Corp.	5.750%		06/15/2016	39,795
500,000	Bank of America Corp.	10.200%		07/15/2015	582,623
119,000	Bank of America N.A.	6.000%		06/15/2016	122,431
375,000	BB&T Corp.	5.200%		12/23/2015	389,482
667,000	Bear Stearns Cos. LLC	5.550%		01/22/2017	667,196
500,000	Berkshire Hathaway	4.750%		05/15/2012	533,033
25,000	Citigroup Global Markets	5.000%		11/15/2013	24,830
100,000	Countrywide Financial Corp.	6.000%	(a)	07/28/2015	100,137
200,000	Countrywide Financial Corp.	6.250%		05/15/2016	203,433
123,000	Eaton Vance Corp.	6.500%		10/02/2017	127,194
250,000	General Electric Capital Corp.	0.284%	(a)	03/12/2010	250,028
400,000	General Electric Capital Corp.	0.449%	(a)	08/20/2010	399,909
10,000	General Electric Capital Corp.	5.000%		03/15/2016	9,891
101,000	General Electric Capital Corp.	5.250%		01/15/2016	101,128
109,000	General Electric Capital Corp.	5.250%		02/15/2016	109,077
275,000	General Electric Capital Corp.	5.250%	(a)	11/28/2017	277,700
250,000	General Electric Capital Corp.	5.310%		02/01/2011	250,574
200,000	General Electric Capital Corp.	5.375%		06/15/2015	202,997
45,000	General Electric Capital Corp.	5.375%		02/15/2016	45,141
289,000	General Electric Capital Corp.	5.450%		01/15/2016	291,634
13,000	General Electric Capital Corp.	5.500%	(a)	10/28/2016	13,118
520,000	General Electric Capital Corp.	5.500%		10/06/2017	510,203
10,000	General Electric Capital Corp.	5.550%		07/15/2016	10,215

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Principal Amount		Coupon Rate		Maturity Date		Value

FINANCIALS, Continued
$8,000	General Electric Capital Corp.	5.600%		12/15/2015		$8,055
300,000	General Electric Capital Corp.	5.625%		09/15/2017		309,069
22,000	General Electric Capital Corp.	6.000%		05/15/2015		22,183
46,000	General Electric Capital Corp.	6.750%		05/15/2018		48,694
250,000	Goldman Sachs Group, Inc.	5.350%		01/15/2016		259,666
500,000	Goldman Sachs Group, Inc.	5.625%		01/15/2017		510,680
300,000	Goldman Sachs Group, Inc.	6.250%		09/01/2017		321,724
350,000	Goldman Sachs Group, Inc.	6.600%		01/15/2012		380,499
10,000	Hartford Life Global Funding	5.000%		08/15/2013		10,025
9,000	Hartford Life Global Funding	5.000%		02/15/2015		8,807
4,000	Hartford Life Insurance Co.	5.000%		11/15/2013		3,993
15,000	Hartford Life Insurance Co.	5.250%		01/15/2013		15,011
40,000	Hartford Life Insurance Co.	5.500%		10/15/2014		40,092
40,000	Hartford Life Insurance Co.	5.500%		11/15/2014		40,054
10,000	Hartford Life Insurance Co.	5.500%		02/15/2015		9,982
18,000	Hartford Life Insurance Co.	5.650%		04/15/2017		17,508
20,000	Hartford Life Insurance Co.	5.750%		08/15/2015		19,964
10,000	Hartford Life Insurance Co.	5.750%		10/15/2016		9,786
20,000	Hartford Life Insurance Co.	5.750%		02/15/2017		19,534
14,000	Hartford Life Insurance Co.	6.000%		06/15/2016		13,916
15,000	Hartford Life Insurance Co.	6.000%		07/15/2016		15,015
20,000	HSBC Finance Corp.	4.850%		01/15/2014		19,849
33,000	HSBC Finance Corp.	4.850%	(a)	07/15/2013		33,078
30,000	HSBC Finance Corp.	5.000%		05/15/2013		30,072
20,000	HSBC Finance Corp.	5.000%		06/15/2013		20,050
20,000	HSBC Finance Corp.	5.000%		05/15/2014		19,931
16,000	HSBC Finance Corp.	5.500%		08/15/2014		15,976
228,000	HSBC Finance Corp.	5.500%		01/19/2016		239,190
15,000	Janus Capital Group Inc.	6.500%		06/15/2012		14,890
350,000	Jefferies Group Inc.	5.875%		06/08/2014		359,427
250,000	Jefferies Group Inc.	7.750%		03/15/2012		270,404
250,000	JP Morgan Chase & Co.	5.750%		01/02/2013		266,622
193,000	JP Morgan Chase & Co.	6.125%		06/27/2017		203,996
20,000	Key Bank N.A.	5.700%		08/15/2012		20,589
47,000	Lazard Group LLC	7.125%		05/15/2015		48,793
400,000	Lehman Brothers Holdings, Inc. (e)	7.000%		09/28/2037		78,000
350,000	Merrill Lynch & Co.	5.000%		02/03/2014		354,207
370,000	Merrill Lynch & Co.	6.050%		05/16/2016		373,329
250,000	Morgan Stanley	4.750%		04/01/2014		251,437
300,000	NASDAQ	2.500%		08/15/2013		281,250
250,000	National City Bank	0.393%	(a)	01/21/2010		249,987
250,000	National City Corp.	4.000%		02/01/2011	(b)	254,687
500,000	NYSE Euronext	4.800%		06/28/2013		524,566
35,000	Principal Life Income Funding	5.100%		04/15/2014		35,609
25,000	Principal Life Income Funding	5.500%		07/15/2015		25,018
10,000	Principal Life Income Funding	5.500%		09/15/2015		9,906

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Principal Amount		Coupon Rate		Maturity Date		Value

FINANCIALS, Continued
$105,000	Principal Life Income Funding	5.600%		05/16/2016		$104,451
40,000	Progressive Corp.	7.000%		10/01/2013		43,491
15,000	Prudential Financial Inc.	5.300%		01/15/2016		15,010
10,000	Prudential Financial Inc.	5.750%		06/15/2013		9,986
11,000	Prudential Financial Inc.	6.000%		07/15/2013		11,006
250,000	Salomon Smith Barney Holdings, Inc.	7.300%		08/01/2013		249,311
76,000	UBS AG/NY (d)	7.375%		07/15/2015		83,094
49,000	Wells Fargo Bank NA	5.750%		05/16/2016		50,797

						13,430,858

HEALTH CARE - 1.8%
500,000	Amgen Inc.	6.150%		06/01/2018		553,850
15,000	Boston Scientific Corp.	5.450%		06/15/2014		15,750
300,000	Johnson & Johnson	5.150%		07/15/2018		322,691
230,000	Teva Pharmaceutical Finance LLC	5.550%		02/01/2016		242,781

						1,135,072

INDUSTRIALS - 1.8%
20,000	Allied Waste North America	6.125%		02/15/2014		20,348
250,000	Caterpillar Financial Services Corp.	1.000%	(a)	06/24/2011		252,067
15,000	Caterpillar Financial Services Corp.	4.850%		06/15/2015		14,863
16,000	Caterpillar Financial Services Corp.	5.200%		03/15/2015		16,067
250,000	Caterpillar Inc.	7.000%		12/15/2013		289,107
250,000	Ingersoll - Rand Global Holding Co. (d)	9.500%		04/15/2014		298,734
58,000	Terex Corp.	7.375%		01/15/2014		58,653
125,000	United Technologies Corp.	9.340%		02/01/2011		131,611

						1,081,450

INFORMATION TECHNOLOGY - 2.8%
5,000	Applied Materials Inc.	7.125%		10/15/2017		5,599
34,000	Corning Inc.	6.200%		03/15/2016		36,084
315,000	Hewlett-Packard Co.	4.500%		03/01/2013		333,951
250,000	Hewlett-Packard Co.	4.750%		06/02/2014		266,964
205,000	IBM Corp.	7.625%		10/15/2018		250,335
250,000	IBM Corp.	8.375%		11/01/2019		318,849
265,000	Intuit Inc.	5.750%		03/15/2017		274,475
5,000	Lexmark International, Inc.	5.900%		06/01/2013		5,132
253,000	Linear Technology Corp.	3.000%		05/01/2027	(b)	253,632

						1,745,021

MATERIALS - 8.1%
231,000	Alcoa Inc.	5.550%		02/01/2017		229,685
235,000	Alcoa Inc.	6.000%		07/15/2013	(b)	247,557
250,000	Arcelormittal (d)	5.375%		06/01/2013		263,813
268,000	Arcelormittal (d)	9.000%		02/15/2015		316,533
624,000	Arcelormittal (d)	9.750%		04/01/2014		655,200
300,000	Cabot Corp.	5.000%		10/01/2016		294,211
250,000	Dow Chemical Co./The	5.250%		12/15/2016		247,188

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

MATERIALS, Continued
$10,000	Dow Chemical Co./The	5.850%	08/15/2015	$9,814
17,000	Dow Chemical Co./The	7.500%	11/15/2015	17,146
250,000	E.I. du Pont De Nemours and Co.	4.875%	04/30/2014	266,643
300,000	Freeport-McMoran Copper & Gold	8.250%	04/01/2015	327,000
100,000	Freeport-McMoran Copper & Gold	8.375%	04/01/2017	109,500
375,000	International Paper Co.	5.250%	04/01/2016	378,885
250,000	Potash Corporation of Saskatchewan (d)	5.250%	05/15/2014	268,651
258,000	Rio Tinto Finance USA Ltd. (d)	8.950%	05/01/2014	309,162
165,000	Rohm & Haas Co.	6.000%	09/15/2017	170,269
15,000	RPM International Inc.	6.250%	12/15/2013	15,733
125,000	Southern Copper Corp.	6.375%	07/27/2015	128,463
80,000	Vale Overseas Limited (d)	6.250%	01/11/2016	83,782
300,000	Vulcan Materials	6.400%	11/30/2017	312,187
30,000	Xstrata Canada Corp. (d)	5.500%	06/15/2017	29,921
300,000	Xstrata Canada Corp. (d)	6.000%	10/15/2015	320,390

				5,001,733

REITS - 3.3%
250,000	HCP, Inc.	5.650%	12/15/2013	250,435
5,000	HCP, Inc.	6.000%	03/01/2015	4,967
65,000	HCP, Inc.	6.300%	09/15/2016	63,443
293,000	Health Care Property Investors, Inc.	5.950%	09/15/2011	302,294
112,000	Healthcare Realty Trust	5.125%	04/01/2014	108,067
113,000	HRPT Properties Trust	6.500%	01/15/2013	113,560
250,000	Nationwide Health Properties	6.250%	02/01/2013	254,640
408,000	Simon Property Group LP	5.750%	12/01/2015	416,059
235,000	Simon Property Group LP	6.100%	05/01/2016	239,827
255,000	Washington REIT	5.950%	06/15/2011	259,266

				2,012,558

SHIPPING & TRANSPORTATION - 2.5%
270,000	American Airlines	7.858%	10/01/2011	270,000
150,000	Burlington North Santa Fe	7.000%	02/01/2014	170,234
100,000	CSX Corp.	7.900%	05/01/2017	115,838
541,718	FedEx Corp.	7.020%	01/15/2016	587,764
400,000	Union Pacific Corp.	4.875%	01/15/2015	415,348

				1,559,184

TELECOMMUNICATION SERVICES - 3.8%
250,000	AT&T Mobility LLC	6.500%	12/15/2011	271,832
308,000	British Telecommunications Plc (d)	5.150%	01/15/2013	321,178
300,000	Cingular Wireless Service	7.875%	03/01/2011	322,319
100,000	Embarq Corp.	6.738%	06/01/2013	108,648
250,000	Embarq Corp.	7.082%	06/01/2016	276,145
286,000	Telecom Italia Capital (d)	5.250%	11/15/2013	300,812
190,000	Telefonos De Mexico SAB (d)	5.500%	01/27/2015	195,878
275,000	Verizon Communications	7.250%	12/01/2010	290,613
250,000	Verizon New England Inc.	4.750%	10/01/2013	260,016

				2,347,441

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Principal Amount		Coupon Rate	Maturity Date		Value

UTILITIES - 11.9%
$66,000	AGL Capital Corp.	6.375%	07/15/2016		$70,135
500,000	American Electric Power	5.375%	03/15/2010		504,539
10,000	American Water Capital Corp.	6.085%	10/15/2017		10,449
250,000	Arizona Public Service Co.	6.500%	03/01/2012		268,721
250,000	Commonwealth Edison	4.700%	04/15/2015		258,920
263,000	Enersis SA (d)	7.375%	01/15/2014		293,181
2,000	Entergy Gulf States	5.250%	08/01/2015		1,973
250,000	Entergy New Orleans Inc.	5.250%	08/01/2013		259,426
335,000	Florida Power & Light	4.850%	02/01/2013		354,622
60,000	Indiana Michigan Power	5.650%	12/01/2015		62,770
245,000	Jersey Central Power & Light	5.625%	05/01/2016		253,955
250,000	KCP&L Greater Missouri	7.950%	02/01/2011		261,307
500,000	National Fuel Gas Co.	6.700%	11/21/2011		534,972
270,000	National Grid Plc (d)	6.300%	08/01/2016		293,639
300,000	National Rural Utilities	6.550%	11/01/2018		327,377
250,000	National Rural Utilities Cooperative	5.450%	04/10/2017		260,731
100,000	Nisource Capital Markets	7.860%	03/27/2017		105,000
266,000	Nisource Finance Corp.	5.400%	07/15/2014		273,130
100,000	Nisource Finance Corp.	7.875%	11/15/2010		104,836
300,000	Northern State Power (A Minnesota Corporation)	8.000%	08/28/2012		344,184
226,000	Ohio Edison	5.450%	05/01/2015		238,303
144,000	Ohio Edison	6.400%	07/15/2016		154,748
10,000	Ohio Power Company	6.000%	06/01/2016		10,602
8,000	Oklahoma Gas & Electric	6.500%	07/15/2017		8,542
22,000	Oneok Inc.	6.150%	10/01/2016		23,118
250,000	Oneok Inc.	7.125%	04/15/2011		264,417
500,000	Pacificorp	5.450%	09/15/2013		544,438
201,000	Pennsylvania Electric Co.	6.050%	09/01/2017		209,174
250,000	Pepco Holdings Inc.	6.450%	08/15/2012		268,318
400,000	PSEG Power LLC	7.750%	04/15/2011		428,019
56,000	Southwestern Electric Power Co.	5.550%	01/15/2017		56,508
250,000	Southwestern Public Service	8.750%	12/01/2018		304,735
10,000	Xcel Energy Inc.	5.613%	04/01/2017		10,311

					7,365,100

Total Corporate Bonds
(Cost $49,634,220)					50,760,024

U.S. GOVERNMENT AGENCY OBLIGATIONS: 13.1%
Federal Farm Credit Bank: 0.7%
455,000		5.850%	12/15/2020		463,096

Federal Home Loan Bank: 0.8%
245,000		5.350%	01/25/2023	(b)	244,839
225,000		5.500%	08/20/2018	(b)	237,361

					482,200

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Principal Amount		Coupon Rate		Maturity Date		Value

Federal Home Loan Mortgage Corporation: 3.6%
$500,000		3.250%		04/15/2024	(b)	$483,729
500,000		6.000%		08/22/2022		510,644
500,000		6.000%		09/07/2022		504,434
675,000		6.050%		08/22/2022		710,558

						2,209,365

Federal Home Loan Mortgage Corporation Gold Certificate: 0.3%
158,975	Pool #G0-2940	5.500%		05/01/2037		166,716

Federal Home Loan Mortgage Corporation Mortgage Backed Securities: 3.1%
250,000	Series 2668, Class OE	5.000%		10/15/2028		262,411
750,000	Series 3165, Class NC	5.500%		01/15/2032		789,891
99,724	Series R006, Class AK	5.750%		12/15/2018		104,279
710,000	Series 3165, Class GC	6.000%		05/15/2032		746,347

						1,902,928

Federal National Mortgage Association: 4.0%
250,000		5.210%		01/25/2023		250,618
250,000		5.500%		05/03/2017	(b)	254,087
500,000		5.850%		02/24/2028	(b)	497,210
250,000		6.000%		04/28/2021	(b)	260,577
400,000		6.000%		09/20/2021		406,139
275,000		6.060%		07/20/2027		279,362
250,000		6.077%		08/20/2027	(b)	253,551
265,000		6.317%		06/21/2027		269,884

						2,471,428

Federal National Mortgage Association Mortgage Backed Securities: 0.6%
300,000	Series 2006-63, Class QD	5.500%		02/25/2030		315,395
48,563	Series 2004-29, Class WS	10.553%	(a)	02/25/2019		47,294

						362,689

Total U.S. Government Agency Obligations
(Cost $7,961,547)						8,058,422

Shares		Rate
PREFERRED STOCKS—2.3%
Closed End—1.9%
10	Advent Claymore Convertable Security	1.464%	(a)			250,000
3	Blackrock Preferred Income Strategy Fund	1.464%	(a)			75,000
3	Eaton Vance Floating Rate Income Trust Preferred Auction Series B	1.466%	(a)			75,000
9	Eaton Vance Limited Duration Income Fund Series B	0.197%	(a)			225,000
7	Eaton Vance Limited Duration Income Fund Series C	0.212%	(a)			175,000
7	Eaton Vance Limited Duration Income Fund Series D	0.167%	(a)			175,000
7	Eaton Vance Limited Duration Income Fund Series E	0.167%	(a)			175,000

						1,150,000

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Shares		Rate		Value

Financials - 0.4%
10,000	JPM Chase Capital XXVIII	7.200	%(a)	$250,000

Total Preferred Stocks
(Cost $1,400,000)				1,400,000

SHORT TERM INVESTMENT: 1.0%
Money Market Investment: 1.0%
644,874	Fidelity Institutional Money Market Portfolio, 0.25% (f)			644,874

Total Short Term Investment
(Cost $644,874)				644,874

Principal Amount
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 5.8%
COMMERCIAL PAPER: 0.2%
$270,392	Atlantic East Funding LLC, 3.059%, 03/25/10 (c)			158,065

Shares
MONEY MARKET INVESTMENTS: 5.6%
3,452,574	Mount Vernon Securities Lending Trust Prime Portfolio, 0.20% (f)			3,452,574
5,189	Reserve Primary Fund, 0.00% (c)(f)			1,495

				3,454,069

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $3,728,155)				3,612,134

TOTAL INVESTMENTS
(Cost $63,368,796), 104.6%				64,475,454
LIABILITIES IN EXCESS OF OTHER ASSETS, (4.6)%				(2,848,357)

TOTAL NET ASSETS, 100.0%				$61,627,097

(a)	Variable Rate.
(b)	This security or portion of this security is out on loan at December 31, 2009.
(c)	Fair valued by Valuation Committee as delegated by Rochdale Portfolios’ Board of Trustees.
(d)	Foreign Security.
(e)	Defaulted Security.
(f)	7-Day Yield.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Summary of Fair Value Exposure

The Portfolio has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Preferred Stocks
Closed End Funds	$—	$1,150,000	$—	$1,150,000
Financials	—	250,000	—	250,000

Total Preferred Stocks	—	1,400,000	—	1,400,000

Fixed Income
Corporate Bonds	—	50,760,024	—	50,760,024
U.S. Government Agency Obligations	—	8,058,422	—	8,058,422

Total Fixed Income	—	58,818,446	—	58,818,446

Short Term Investment	644,874	—	—	644,874
Investments Purchased With Cash Proceeds From Securities Lending
Commercial Paper	—	158,065	—	158,065
Investment Companies	3,452,574	—	1,495	3,454,069

Total Investments Purchased With Cash Proceeds From Securities Lending	3,452,574	158,065	1,495	3,612,134

Total Investments in Securities	$4,097,448	$60,376,511	$1,495	$64,475,454

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Summary of Fair Value Exposure

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2008	$10,881
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(743)
Net purchases (sales)	(8,643)
Transfers in and/or out of Level 3*	—

Balance as of December 31, 2009	$1,495

*	The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009

Principal Amount		Coupon Rate	Maturity Date	Value

CORPORATE BONDS: 59.7%
AEROSPACE/DEFENSE: 1.1%
$250,000	Alliant Techsystems Inc.	6.750%	04/01/2016	$247,500
375,000	Altegrity Inc. (c)(e)(g)	10.500%	11/01/2015	334,687
775,000	L-3 Communications Corp.	5.875%	01/15/2015	774,031
250,000	Transdigm Inc. (c)(e)(g)	7.750%	07/15/2014	253,125
200,000	Transdigm Inc. (c)(e)(g)	7.750%	07/15/2014	203,000

				1,812,343

AUTOMOTIVE: 2.9%
300,000	Affinia Group Inc. (c)(e)(g)	10.750%	08/15/2016	325,125
50,000	American Axle and Manufacturing Holdings, Inc. (c)(e)(g)	9.250%	01/15/2017	50,750
300,000	Ford Motor Credit Co. LLC	7.250%	10/25/2011	302,968
450,000	Ford Motor Credit Co. LLC	7.500%	08/01/2012	453,806
650,000	Ford Motor Credit Co. LLC	8.000%	06/01/2014	667,412
475,000	Ford Motor Credit Co. LLC	8.000%	12/15/2016	475,631
75,000	Ford Motor Credit Co. LLC	8.125%	01/15/2020	73,702
500,000	Ford Motor Credit Co. LLC	8.700%	10/01/2014	522,746
325,000	Ford Motor Credit Co. LLC	9.875%	08/10/2011	340,282
325,000	Navistar International Corp.	8.250%	11/01/2021	333,125
325,000	Tenneco Inc.	8.625%	11/15/2014	327,844
325,000	TRW Automotive, Inc. (c)(e)(g)	8.875%	12/01/2017	338,000
550,000	United Components Inc.	9.375%	06/15/2013	530,750

				4,742,141

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

BUILDING MATERIALS: 0.5%
$50,000	Associated Materials LLC (c)(e)(g)	9.875%	11/15/2016	$52,750
375,000	Goodman Global Group Inc. (c)(d)(e)(g)	0.000%	12/15/2014	212,813
200,000	Goodman Global Inc.	13.500%	02/15/2016	221,250
148,000	Norcraft Holdings	9.750%	09/01/2012	142,080
250,000	Norcraft Holdings (c)(e)(g)	10.500%	12/15/2015	256,250

				885,143

CABLE/WIRELESS VIDEO: 2.1%
250,000	Cablevision Systems Corp. (c)(e)	8.625%	09/15/2017	260,313
750,000	Mediacom Broadband LLC	8.500%	10/15/2015	757,500
500,000	UPC Germany GMBH (b)(c)(e)(g)	8.125%	12/01/2017	505,625
250,000	UPC Holding BV (b)(c)(e)(g)	9.875%	04/15/2018	263,750
1,650,000	Virgin Media Finance Plc (b)	9.500%	08/15/2016	1,771,687

				3,558,875

CHEMICALS: 1.6%
375,000	Ashland Inc. (c)(e)(g)	9.125%	06/01/2017	411,562
250,000	Compass Minerals International, Inc. (c)(e)(g)	8.000%	06/01/2019	257,500
200,000	Hexion U.S. Finance Corp./Hexion Nova Scotia	9.750%	11/15/2014	196,000
475,000	Huntsman International LLC (c)(e)(g)	5.500%	06/30/2016	421,562
150,000	Koppers Inc. (c)(e)(g)	7.875%	12/01/2019	151,500
675,000	Nalco Co.	8.875%	11/15/2013	695,250
400,000	Solutia, Inc.	8.750%	11/01/2017	416,500
175,000	Terra Capital, Inc. (c)(e)(g)	7.750%	11/01/2019	187,250

				2,737,124

CONSTRUCTION MACHINERY: 0.3%
425,000	RSC Equipment Rental Inc. (c)(e)(g)	10.000%	07/15/2017	462,187

CONSUMER PRODUCTS: 2.9%
450,000	AAC Group Holding Corp. (c)(e)(g)	10.250%	10/01/2012	451,125
125,000	American Achievement Corp. (c)(e)(g)	8.250%	04/01/2012	124,687
515,000	Central Garden and Pet Co.	9.125%	02/01/2013	522,081
325,000	Easton-Bell Sports Inc. (c)(e)(g)	9.750%	12/01/2016	336,781
250,000	Jarden Corp.	7.500%	05/01/2017	249,375
200,000	Jarden Corp.	8.000%	05/01/2016	206,500
400,000	School Specialty	3.750%	11/30/2026	379,500
350,000	Sealy Mattress Co.	8.250%	06/15/2014	350,000
200,000	Sealy Mattress Co. (c)(e)(g)	10.875%	04/15/2016	222,500
375,000	Spectrum Brands Inc.	12.000%	08/28/2019	367,500
475,000	Visant Corp.	7.625%	10/01/2012	477,375
725,000	Visant Holding Corp.	8.750%	12/01/2013	744,938
350,000	Visant Holding Corp.	10.250%	12/01/2013	361,375

				4,793,737

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Principal Amount		Coupon Rate		Maturity Date	Value

CONSUMER NON-DURABLES 0.1%
$70,000	Hanesbrands, Inc.	8.000%		12/15/2016	$71,313
50,000	Revlon Consumer Products (c)(e)(g)	9.750%		11/15/2015	51,625

					122,938

ENERGY: 2.1%
25,000	Antero Resources Finance (c)(e)(g)	9.375%		12/01/2017	25,500
875,000	Chesapeake Energy Corp.	6.875%		01/15/2016	875,000
300,000	Cie Generale de Geophysique (b)	7.500%		05/15/2015	297,750
300,000	Forest Oil Corp. (c)(e)	8.500%		02/15/2014	313,500
725,000	McJunkin Red Man Corp. (c)(e)(g)	9.500%		12/15/2016	708,688
45,000	OPTI Canada Inc. (b)(c)(e)(g)	9.000%		12/15/2012	46,013
350,000	Plains Exploration & Production Co.	7.750%		06/15/2015	356,125
900,000	Western Refining Inc. (c)(e)(g)	10.750%	(a)	06/15/2014	805,500

					3,428,076

ENTERTAINMENT: 0.6%
325,000	Cinemark USA Inc. (c)(e)	8.625%		06/15/2019	338,000
325,000	Regal Cinemas Corp. (c)(e)(g)	8.625%		07/15/2019	338,000
250,000	Universal City Development Partners Ltd. (c)(e)(g)	8.875%		11/15/2015	244,687
75,000	Universal City Development Partners Ltd. (c)(e)(g)	10.875%		11/15/2016	75,188

					995,875

FINANCIAL INSTITUTIONS: 1.6%
1,325,000	GMAC Inc. (c)(e)(g)	6.875%		09/15/2011	1,305,125
550,000	GMAC Inc. (c)(e)(g)	7.000%		02/01/2012	541,750
275,000	Lender Processing Services	8.125%		07/01/2016	292,531
600,000	Nuveen Investments Inc.	10.500%		11/15/2015	544,500

					2,683,906

FOOD & BEVERAGE: 2.8%
725,000	Aramark Corp.	8.500%		02/01/2015	746,750
500,000	B & G Foods Inc.	8.000%		10/01/2011	508,750
75,000	Bumble Bee Foods LLC (c)(e)(g)	7.750%		12/15/2015	75,187
425,000	Constellation Brands Inc.	7.250%		05/15/2017	430,844
550,000	Dean Foods Co.	7.000%		06/01/2016	539,000
125,000	Del Monte Corp. (c)(e)(g)	7.500%		10/15/2019	128,750
400,000	M-Foods Holdings Inc. (c)(e)(g)	9.750%		10/01/2013	415,500
125,000	Pinnacle Foods Finance LLC (c)(e)(g)	9.250%		04/01/2015	126,875
250,000	Pinnacle Foods Finance LLC	9.250%		04/01/2015	253,750
175,000	Pinnacle Foods Finance LLC	10.625%		04/01/2017	182,000
400,000	Reddy Ice Holdings Inc.	10.500%		11/01/2012	372,000
300,000	Smithfield Foods Inc.	7.750%		07/01/2017	276,750
275,000	Smithfield Foods Inc. (c)(e)(g)	10.000%		07/15/2014	298,375
200,000	Tyson Foods Inc.	10.500%		03/01/2014	228,500

					4,583,031

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

GAMING: 3.5%
$250,000	American Casino & Entertainment (c)(e)(g)	11.000%	06/15/2014	$210,625
375,000	Ameristar Casinos Inc. (c)(e)	9.250%	06/01/2014	389,062
451,000	Global Cash Access LLC	8.750%	03/15/2012	449,309
425,000	Great Canadian Gaming Corp. (b)(c)(e)(g)	7.250%	02/15/2015	408,531
125,000	Harrahs Entertainment, Inc. (c)(e)(g)	11.250%	06/01/2017	130,781
300,000	Harrahs Entertainment, Inc. Operating Escrow (c)(e)(g)	11.250%	06/01/2017	313,875
350,000	Indianapolis Downs LLC (c)(e)(g)	11.000%	11/01/2012	227,500
325,000	Jacobs Entertainment, Inc.	9.750%	06/15/2014	303,063
875,000	MGM Mirage Inc.	7.500%	06/01/2016	682,500
250,000	MGM Mirage Inc. (c)(e)	11.125%	11/15/2017	276,875
200,000	MGM Mirage Inc. (c)(e)(g)	11.375%	03/01/2018	179,000
100,000	Peninsula Gaming LLC (c)(e)(g)	8.375%	08/15/2015	99,750
325,000	Peninsula Gaming LLC (c)(e)(g)	10.750%	08/15/2017	326,625
275,000	Penn National Gaming Inc. (c)(e)	8.750%	08/15/2019	281,188
200,000	San Pasqual Casino (c)(e)(g)	8.000%	09/15/2013	187,000
275,000	Seminole Tribe of Florida (c)(e)(g)	7.804%	10/01/2020	233,260
225,000	Shingle Springs Tribal Gaming (c)(e)(g)	9.375%	06/15/2015	171,000
250,000	Tunica-Biloxi Gaming Authority (c)(e)(g)	9.000%	11/15/2015	225,313
200,000	Yonkers Racing Corp. (c)(e)	11.375%	07/15/2016	210,000
300,000	Wynn Las Vegas LLC	6.625%	12/01/2014	289,875
300,000	Wynn Las Vegas LLC (c)(e)(g)	7.875%	11/01/2017	303,750

				5,898,882

HEALTH CARE: 5.7%
400,000	Accellent, Inc.	10.500%	12/01/2013	385,000
500,000	Axcan Intermediate Holdings	9.250%	03/01/2015	539,375
350,000	AMR HoldCo./ EmCare HoldCo.	10.000%	02/15/2015	367,500
375,000	Bausch & Lomb Inc.	9.875%	11/01/2015	395,625
750,000	Biomet Inc.	11.625%	10/15/2017	828,750
350,000	Bio-Rad Laboratories, Inc. (c)(e)(g)	8.000%	09/15/2016	369,250
375,000	CRC Health Corp.	10.750%	02/01/2016	315,000
350,000	HCA Inc. (c)(e)(g)	7.875%	02/15/2020	364,437
1,900,000	HCA Inc.	9.625%	11/15/2016	2,056,750
250,000	Inverness Medical Innovations, Inc.	7.875%	02/01/2016	245,000
250,000	Inverness Medical Innovations, Inc.	9.000%	05/15/2016	256,250
250,000	National Mentor Holdings, Inc.	11.250%	07/01/2014	255,000
525,000	Omnicare Inc.	6.875%	12/15/2015	510,563
75,000	Talecris Biotherapeutics Holdings Corp. (c)(e)(g)	7.750%	11/15/2016	76,125
500,000	United Surgical Partners	9.250%	05/01/2017	510,000
250,000	Vanguard Health Holdings II	9.000%	10/01/2014	259,063
125,000	Vanguard Health Holdings II	11.250%	10/01/2015	131,563
450,000	Ventas Realty LP	6.500%	06/01/2016	434,250
250,000	Viant Holdings Inc. (c)(e)(g)	10.125%	07/15/2017	248,750
525,000	VWR Funding Inc.	10.250%	07/15/2015	546,000
375,000	Universal Hospital Services, Inc.	8.500%	06/01/2015	369,375

				9,463,626

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Principal Amount		Coupon Rate		Maturity Date	Value

INDUSTRIALS: 2.2%
$375,000	ALH Finance LLC/ ALH Finance Corp.	8.500%		01/15/2013	$375,000
175,000	Aquilex Holdings/ Aquilex Finance (c)(e)(g)	11.125%		12/15/2016	174,562
250,000	Belden Inc. (c)(e)(g)	9.250%		06/15/2019	264,062
350,000	Education Management LLC	8.750%		06/01/2014	361,375
67,000	Education Management LLC	10.250%		06/01/2016	71,690
300,000	Esco Corp. (c)(e)(g)	4.129%	(a)	12/15/2013	273,375
500,000	General Cable Corp.	7.125%		04/01/2017	491,250
100,000	JohnsonDiversey Holdings, Inc. (c)(e)(g)	8.250%		11/15/2019	101,250
200,000	JohnsonDiversey Holdings, Inc. (c)(e)(g)	10.500%		05/15/2020	201,000
250,000	Knowledge Learning Center (c)(e)(g)	7.750%		02/01/2015	240,000
300,000	Reliance Intermediate Holdings (b)(c)(e)(f)	9.500%		12/15/2019	312,375
450,000	Sensus Metering Systems, Inc.	8.625%		12/15/2013	459,563
325,000	SPX Corp.	7.625%		12/15/2014	334,750

					3,660,252

INFORMATION TECHNOLOGY: 0.0%
25,000	Dupont Fabros Tech LP (c)(e)(g)	8.500%		12/15/2017	25,406

LODGING: 0.5%
375,000	Host Hotels & Resorts LP	7.125%		11/01/2013	381,094
450,000	Royal Caribbean Cruises Ltd. (b)	7.250%		06/15/2016	434,813

					815,907

MEDIA - CABLE: 1.3%
650,000	Charter Communications Holdings II	8.750%		11/15/2013	667,062
125,000	CSC Holdings Inc.	7.875%		02/15/2018	129,375
600,000	Dish DBS Corp.	6.625%		10/01/2014	605,250
400,000	Kabel Deutschland GmbH (b)	10.625%		07/01/2014	418,000
275,000	Videotron Ltee (b)(c)(e)	9.125%		04/15/2018	302,500

					2,122,187

MEDIA - NON-CABLE: 4.4%
225,000	Belo Corp.	8.000%		11/15/2016	231,187
280,000	Clear Channel Worldwide (c)(e)(g)	9.250%		12/15/2017	288,400
80,000	Clear Channel Worldwide (c)(e)(g)	9.250%		12/15/2017	81,600
250,000	Fox Acquisition Sub LLC (c)(e)(g)	13.375%		07/15/2016	193,437
100,000	Inmarsat Finance Plc (b)(c)(e)(g)	7.375%		12/01/2017	102,250
675,000	Intelsat Intermediate Holdings (b)(d)	0.000%		02/01/2015	693,563
125,000	Intelsat Jackson Holdings (b)(c)(e)(g)	8.500%		11/01/2019	128,750
1,075,000	Intelsat Jackson Holdings (b)	11.250%		06/15/2016	1,163,687
525,000	Interpublic Group Cos., Inc. (c)(e)(g)	10.000%		07/15/2017	582,750
300,000	Lamar Media Corp.	6.625%		08/15/2015	288,000
225,000	Lamar Media Corp.	9.750%		04/01/2014	248,344
375,000	MDC Partners Inc. (b)(c)(e)(g)	11.000%		11/01/2016	390,000
400,000	Medimedia USA Inc. (c)(e)(g)	11.375%		11/15/2014	336,000
225,000	Nexstar Broadcasting Inc.	7.000%		01/15/2014	169,031
175,000	Nielsen Finance LLC (d)	0.000%	(a)	08/01/2016	159,688
475,000	Nielsen Finance LLC	11.500%		05/01/2016	530,812
175,000	Quebecor Media, Inc. (b)	7.750%		03/15/2016	174,563

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Principal Amount		Coupon Rate		Maturity Date	Value

MEDIA - NON-CABLE, Continued
$425,000	QVC Inc. (c)(e)(g)	7.500%		10/01/2019	$433,500
275,000	Rainbow National Services LLC (c)(e)(g)	10.375%		09/01/2014	290,125
225,000	SGS International Inc.	12.000%		12/15/2013	227,531
250,000	Umbrella Acquisition Inc. (c)(e)(g)	9.750%		03/15/2015	219,062
125,000	XM Satellite Radio Inc. (c)(e)(g)	11.250%		06/15/2013	134,375
200,000	XM Satellite Radio Inc. (c)(e)(g)	13.000%		08/01/2014	217,250

					7,283,905

MEDIA/TELECOMMUNICATIONS: 0.1%
100,000	NII Capital Corp. (c)(e)(g)	8.875%		12/15/2019	97,375

METALS & MINING: 0.7%
1,025,000	Teck Resources Limited (b)(c)(e)	10.250%		05/15/2016	1,194,125

PACKAGING: 1.7%
400,000	Ball Corp.	7.125%		09/01/2016	410,000
425,000	Berry Plastics Corp.	8.875%		09/15/2014	413,312
325,000	Crown Americas LLC	7.750%		11/15/2015	336,375
200,000	Graham Packaging Co. LP (c)(e)(g)	8.250%		01/01/2017	197,500
400,000	Greif Inc.	7.750%		08/01/2019	408,000
425,000	Owens-Brockway Glass Container, Inc.	7.375%		05/15/2016	438,813
575,000	Reynolds Group (c)(e)(g)	7.750%		10/15/2016	587,937

					2,791,937

PAPER: 1.7%
450,000	Boise Paper Holdings/Finance (c)(e)(g)	9.000%		11/01/2017	466,312
75,000	Cascades, Inc. (b)(c)(e)(g)	7.875%		01/15/2020	76,125
700,000	Georgia-Pacific LLC (c)(e)(g)	8.250%		05/01/2016	742,000
400,000	Graphic Packaging International Corp.	9.500%		08/15/2013	413,000
150,000	Graphic Packaging International Corp.	9.500%		06/15/2017	159,000
375,000	Newpage Corp. (c)(e)(g)	11.375%		12/31/2014	378,750
250,000	PE Paper Escrow GMBH (b)(c)(e)(g)	12.000%		08/01/2014	276,250
350,000	Rock-Tenn Co.	9.250%		03/15/2016	380,188

					2,891,625

RESTAURANTS: 0.6%
275,000	Dave & Buster’s Inc.	11.250%		03/15/2014	285,312
475,000	NPC International Inc.	9.500%		05/01/2014	470,250
325,000	Seminole Hard Rock Entertainment, Inc. (c)(e)(g)	2.754%	(a)	03/15/2014	267,719

					1,023,281

RETAILERS: 2.5%
446,000	Dollar General Corp.	11.875%		07/15/2017	515,130
525,000	General Nutrition Center	5.178%	(a)	03/15/2014	489,563
350,000	Limited Brands Inc. (c)(e)(g)	8.500%		06/15/2019	380,625
450,000	Macys Retail Holdings, Inc.	6.650%		07/15/2024	409,500
200,000	Nebraska Book Co.	8.625%		03/15/2012	172,000

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

RETAILERS, Continued
$425,000	Nebraska Book Co. (c)(e)(g)	10.000%	12/01/2011	$430,313
575,000	Sally Holdings LLC	10.500%	11/15/2016	618,125
40,000	Toys ‘R’ Us (c)(e)(g)	8.500%	12/01/2017	40,700
450,000	Toys ‘R’ Us (c)(e)(g)	10.750%	07/15/2017	492,750
225,000	Yankee Candle Co., Inc./The	8.500%	02/15/2015	223,312
375,000	Yankee Candle Co., Inc./The	9.750%	02/15/2017	369,375

				4,141,393

SERVICES: 1.7%
375,000	Ceridian Corp.	11.250%	11/15/2015	357,656
50,000	Geo Group Inc./The (c)(e)(g)	7.750%	10/15/2017	51,188
275,000	KAR Auction Services	8.750%	05/01/2014	283,594
1,000,000	Leucadia National Corp.	7.125%	03/15/2017	945,000
75,000	United Rentals North America	9.250%	12/15/2019	77,438
525,000	West Corp.	9.500%	10/15/2014	532,875
500,000	West Corp.	11.000%	10/15/2016	522,500

				2,770,251

SUPERMARKETS: 0.1%
150,000	Supervalu Inc.	8.000%	05/01/2016	152,250

TECHNOLOGY: 2.7%
250,000	Activant Solutions Inc.	9.500%	05/01/2016	235,937
300,000	Advanced Micro Devices, Inc. (c)(e)(g)	8.125%	12/15/2017	298,875
425,000	Compucom Systems Inc. (c)(e)(g)	12.500%	10/01/2015	431,906
175,000	Freescale Semiconductor	8.875%	12/15/2014	160,562
350,000	GXS Worldwide Inc. (c)(e)(g)	9.750%	06/15/2015	343,875
100,000	JDA Software Group, Inc. (c)(e)(g)	8.000%	12/15/2014	102,000
375,000	Seagate Technology HDD Holdings (b)	6.800%	10/01/2016	362,813
300,000	Serena Software, Inc.	10.375%	03/15/2016	288,375
195,000	SS&C Technologies Inc.	11.750%	12/01/2013	206,700
375,000	Stream Global Services Inc. (c)(e)(g)	11.250%	10/01/2014	379,219
600,000	Sungard Data Systems Inc.	10.250%	08/15/2015	639,000
450,000	Sungard Data Systems Inc.	10.625%	05/15/2015	495,563
350,000	Terremark Worldwide Inc. (c)(e)	12.000%	06/15/2017	386,750
175,000	Viasystems, Inc. (c)(e)(g)	12.000%	01/15/2015	187,469

				4,519,044

TELECOMMUNICATIONS: 3.8%
500,000	DigitalGlobe Inc. (c)(e)(g)	10.500%	05/01/2014	535,000
1,500,000	Geoeye Inc. (c)(e)	9.625%	10/01/2015	1,543,125
1,000,000	Global Crossing Ltd. (b)(c)(e)	12.000%	09/15/2015	1,097,500
200,000	Intelsat Bermuda Ltd. (b)(c)(e)(g)	11.250%	02/04/2017	200,500
150,000	Intelsat Bermuda Ltd. (b)(c)(e)(g)	11.500%	02/04/2017	147,375
500,000	Level 3 Financing Inc.	9.250%	11/01/2014	472,500
900,000	Paetec Holding Corp. (c)(e)(g)	8.875%	06/30/2017	911,250
500,000	Qwest Communications International Inc.	7.500%	02/15/2014	501,875

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Principal Amount		Coupon Rate		Maturity Date	Value

TELECOMMUNICATIONS, Continued
$250,000	Sprint Capital Corp.	8.375%		03/15/2012	$258,750
200,000	Telestat Canada/Telestat LLC (b)	11.000%		11/01/2015	217,000
500,000	Viasat Inc. (c)(e)(g)	8.875%		09/15/2016	515,000

					6,399,875

TEXTILE: 0.2%
275,000	Phillips-Van Heusen Corp.	8.125%		05/01/2013	280,500

TOBACCO: 0.1%
150,000	Alliance One International Inc. (c)(e)(g)	10.000%		07/15/2016	157,500

TRANSPORTATION: 0.8%
425,000	CEVA Group Plc (b)(c)(e)(g)	11.625%		10/01/2016	436,156
325,000	Hertz Corp.	8.875%		01/01/2014	332,312
200,000	Hertz Corp.	10.500%		01/01/2016	213,500
250,000	Kansas City Southern Railway Co.	13.000%		12/15/2013	290,000

					1,271,968

UTILITY - ELECTRIC: 1.1%
833,000	Calpine Corp. (c)(e)(g)	7.250%		10/15/2017	799,680
250,000	Dynegy Holdings, Inc.	7.750%		06/01/2019	216,875
650,000	NRG Energy Inc.	7.375%		02/01/2016	650,812
300,000	Texas Competitive Electric Holdings Co. LLC	10.250%		11/01/2015	243,000

					1,910,367

UTILITY - NATURAL GAS: 1.4%
450,000	Amerigas Partners LP	7.250%		05/20/2015	450,000
425,000	Holly Energy Partners LP	6.250%		03/01/2015	405,875
550,000	Inergy LP	8.750%		03/01/2015	565,125
450,000	MarkWest Energy Partners LP	8.750%		04/15/2018	463,500
150,000	Regency Energy Partners LP	8.375%		12/15/2013	155,250
300,000	Regency Energy Partners LP (c)(e)	9.375%		06/01/2016	319,500

					2,359,250

WIRELESS COMMUNICATIONS: 4.3%
175,000	Clearwire Communications LLC (c)(e)(g)	12.000%		12/01/2015	177,625
500,000	Clearwire Communications LLC (c)(e)(g)	12.000%		12/01/2015	507,500
250,000	Cricket Communications Inc.	7.750%		05/15/2016	249,375
50,000	Digicel Group Ltd. (b)(c)(e)(g)	8.250%		09/01/2017	48,750
475,000	Digicel Group Ltd. (b)(c)(e)(g)	8.875%		01/15/2015	460,750
375,000	Digicel Group Ltd. (b)(c)(e)(g)	12.000%		04/01/2014	416,250
650,000	MetroPCS Wireless, Inc.	9.250%		11/01/2014	658,125
550,000	Nextel Communications, Inc.	7.375%		08/01/2015	534,875
250,000	Qwest Corp. (c)(e)(g)	8.375%		05/01/2016	268,125
325,000	SBA Telecommunications Corp. (c)(e)	8.000%		08/15/2016	339,625
975,000	Sprint Capital Corp.	6.900%		05/01/2019	897,000
500,000	Sprint Nextel Corp.	0.651%	(a)	06/28/2010	492,111

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

WIRELESS COMMUNICATIONS, Continued
$450,000	Sprint Nextel Corp.	8.375%	08/15/2017	$459,000
1,375,000	Wind Acquisition Finance SA (b)(c)(e)	11.750%	07/15/2017	1,502,188
100,000	Wind Acquisition Finance SA (b)(c)(e)(g)	12.250%	07/15/2017	98,500

				7,109,799

Total Corporate Bonds
(Cost $94,156,027)				99,146,081

LOANS (a): 36.3%
AEROSPACE: 0.3%
498,750	Hawker Beechcraft Inc.	10.500%	03/26/2014	472,815

BROADCASTING: 0.8%
500,000	Sinclair Broadcasting Group	6.500%	10/23/2015	500,625
1,000,000	Umbrella Acquisition	2.501%	09/29/2014	864,750

				1,365,375

CABLE/WIRELESS VIDEO: 2.1%
461,290	Cablevision Systems Corp.	1.254%	12/13/2013	446,068
216,360	Cequel Communications, LLC	2.255%	11/05/2013	204,707
1,496,183	Charter Communications Operating, LLC (d)	0.000%	03/06/2014	1,400,592
248,737	DIRECTV Holdings LLC	5.250%	04/13/2013	248,496
498,750	Mediacom LLC	5.500%	08/15/2019	498,750
800,000	UPC Financing	3.735%	12/31/2016	775,336

				3,573,949

CHEMICALS: 1.7%
531,937	Ashland Inc.	6.650%	05/13/2014	538,474
129,668	Celanese AG	2.037%	04/02/2014	123,148
500,000	Gentek Inc.	7.000%	10/28/2014	504,250
375,000	Huntsman International LLC	1.981%	04/21/2014	352,830
300,000	Huntsman International LLC	2.481%	06/30/2016	285,750
148,454	Ineos Group Holdings Plc	9.500%	12/14/2013	133,794
148,454	Ineos Group Holdings Plc	10.000%	12/16/2014	134,536
249,139	MacDermid Holdings, LLC	2.231%	04/12/2014	215,921
248,750	Nalco Co.	5.750%	05/07/2016	250,660
370,558	Solutia Inc.	7.250%	02/28/2014	375,609

				2,914,972

CONSUMER NON-DURABLES: 0.3%
241,536	Bausch & Lomb Inc.	3.501%	04/24/2015	228,930
200,000	Hanesbrands, Inc.	5.250%	12/10/2015	201,194

				430,124

DIVERSIFIED MEDIA: 3.3%
722,182	Carmike Cinemas Inc.	3.740%	05/19/2012	699,433
626,845	Catalina Marketing Corp.	2.983%	10/01/2014	587,930
496,948	Cengage Learning, Inc.	2.750%	07/03/2014	450,483

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

DIVERSIFIED MEDIA, Continued
$258,663	Cinemark USA, Inc.	2.010%	10/05/2013	$245,585
746,241	Discovery Communications	5.250%	05/14/2014	751,651
854,750	Getty Images, Inc.	6.250%	07/02/2015	854,443
497,449	Harland Clark Holdings	2.751%	06/30/2014	411,818
427,940	Live Nation	3.510%	06/21/2013	410,390
547,243	Nielsen Finance LLC	3.985%	05/02/2016	514,409
128,553	QVC Inc.	3.749%	06/30/2010	126,224
402,665	QVC Inc.	5.749%	03/30/2014	402,665

				5,455,031

ENERGY: 4.9%
1,500,000	Atlas Pipeline Partners LP	6.750%	07/27/2014	1,470,000
825,458	ATP Oil and Gas Corp.	11.250%	07/15/2014	801,470
128,259	ATP Oil and Gas Corp.	11.750%	01/15/2011	124,532
231,111	CGGVeritas (b)	3.570%	01/12/2014	226,489
125,000	Dresser Inc.	2.521%	05/04/2014	116,445
250,000	Enterprise GP Holdings L.P.	2.485%	11/08/2014	240,208
175,000	EPCO Holdings, Inc.	1.231%	08/07/2012	153,563
1,725,000	MEG Energy Corp.	6.000%	04/03/2016	1,694,813
313,438	Niska Gas Storage	1.983%	05/12/2013	298,974
400,000	Petroleum Geo-Services	2.010%	06/29/2015	380,752
1,040,000	Targa Resources, Inc. (d)	0.000%	06/17/2016	1,043,255
700,000	Vulcan Energy Corp.	5.500%	09/25/2015	700,000
993,649	Western Refining Inc.	9.750%	05/30/2014	944,384

				8,194,885

FINANCIALS: 0.6%
125,000	BNY ConvergEx Group, LLX	3.240%	10/02/2013	117,812
399,000	Hub International Holdings	6.750%	06/12/2014	393,681
498,750	USI Holdings Corp.	7.000%	05/05/2014	481,294

				992,787

FOOD & DRUG: 0.7%
247,423	Mylan Inc.	3.563%	10/02/2014	241,675
875,000	Supervalu Inc.	1.156%	06/02/2011	849,118

				1,090,793

FOOD & TOBACCO: 0.6%
250,000	W.M. Wrigley Jr. Co.	3.063%	12/16/2012	249,970
750,000	W.M. Wrigley Jr. Co.	3.313%	12/16/2014	751,710

				1,001,680

FOREST PRODUCTS/CONTAINERS: 0.6%
575,501	Georgia-Pacific Corp.	2.251%	12/20/2012	556,078
465,000	Reynolds Consumer Products Holdings Inc.	6.250%	11/02/2015	466,646

				1,022,724

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

GAMING/LEISURE: 1.6%
$748,062	Cedar Fair-Canada	0.000%	02/17/2012	$710,038
400,000	Harrah’s Entertainment Inc.	3.282%	01/28/2015	324,216
550,000	Harrah’s Entertainment Inc.	9.500%	10/01/2016	548,625
1,125,000	Universal City Development Partners Ltd.	7.750%	10/29/2014	1,124,299

				2,707,178

HEALTH CARE: 4.1%
582,023	Biomet Inc.	3.251%	03/25/2015	557,124
132,388	Carestream Health Holdings, Inc.	2.244%	04/30/2013	124,569
1,497,308	Community Health Systems, Inc.	2.511%	07/25/2014	1,415,102
248,715	CRC Health Corp.	2.501%	02/06/2013	224,465
1,835,469	HCA Inc.	1.501%	11/17/2012	1,755,167
497,275	Health Management Associates, Inc.	2.001%	02/28/2014	464,882
497,446	IM US Holdings, LLC	2.251%	06/26/2014	472,986
243,218	Life Technologies Corp.	5.250%	11/21/2015	244,434
508,475	Warner Chillcott	5.500%	10/14/2014	508,632
813,559	Warner Chillcott	5.750%	03/14/2015	813,812
225,000	Warner Chillcott	5.750%	04/30/2015	225,187

				6,806,360

HOUSING: 1.0%
199,001	Building Materials Corp.	3.000%	02/22/2014	182,783
254,945	CB Richard Ellis Services, Inc.	6.000%	12/20/2013	242,197
497,085	CB Richard Ellis Services, Inc.	6.750%	12/20/2015	475,547
596,939	Realogy Corp.	3.287%	10/09/2013	527,921
250,000	Realogy Corp.	13.500%	10/15/2017	264,168

				1,692,616

INFORMATION TECHNOLOGY: 4.2%
250,000	Allen Systems Group	7.750%	10/19/2013	248,750
375,000	Booz Allen	6.000%	07/31/2015	375,536
1,000,000	Dupont Fabros Technology LP (d)(f)	0.000%	12/02/2014	950,000
759,258	First Data Corp.	3.001%	09/24/2014	673,105
970,038	Flextronics International Ltd.	2.540%	10/01/2012	913,456
497,455	Flextronics International Ltd.	2.534%	10/01/2014	457,246
249,353	Freescale Semiconductor	1.985%	11/29/2013	217,513
249,372	Freescale Semiconductor	12.500%	12/15/2014	255,294
2,100,000	NDS Group Plc (d)(f)	0.000%	02/03/2017	2,016,000
696,456	West Corp.	7.250%	10/24/2013	698,197

				6,805,097

MANUFACTURING: 0.8%
435,930	Manitowoc Co.	7.500%	10/25/2014	423,506
858,753	Oshkosh Truck Corp.	6.260%	12/06/2013	857,096

				1,280,602

MEDIA/TELECOM: 0.2%
61,499	Clear Channel Communications (d)	0.000%	01/29/2016	50,238
70,000	Clear Channel Communications (d)	0.000%	01/29/2016	57,182
304,887	Clear Channel Communications (d)	0.000%	01/29/2016	249,056

				356,476

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

METALS/MINERALS: 0.4%
$670,074	John Maneely Co.	3.483%	12/08/2013	$629,152

RETAIL: 1.7%
348,310	Claire’s Stores Inc. (d)	0.000%	05/29/2014	280,992
508,763	Collective Brands, Inc.	3.023%	08/01/2014	483,645
129,350	Dollar General Corp.	2.981%	07/04/2014	124,560
230,452	Michaels Stores	2.563%	10/31/2013	208,750
268,585	Michaels Stores	4.813%	07/31/2016	253,058
245,905	Neiman Marcus Group, Inc.	2.255%	04/06/2013	221,438
750,000	Pilot Travel Centers LLC (d)	0.000%	11/24/2015	753,510
500,000	Toys ‘R’ Us	4.481%	07/16/2012	486,875

				2,812,828

SERVICE: 0.8%
476,096	Harbor Freight	9.750%	02/16/2013	476,096
590,633	Hercules Offshore, Inc.	6.000%	07/11/2013	564,350
248,945	Hertz Corp.	2.030%	12/21/2012	237,742

				1,278,188

TELECOMMUNICATIONS: 1.4%
822,938	Asurion Corp.	3.273%	07/03/2014	784,992
500,000	Consolidated Communications Inc.	2.731%	12/29/2014	466,875
498,715	Intelsat Subsidiary Holding Co. Ltd.	2.735%	07/03/2013	476,272
582,032	Telesat Holdings Inc.	3.240%	10/31/2014	557,051

				2,285,190

TRANSPORTATION: 1.2%
1,657,221	Ford Motor Co.	3.240%	12/15/2013	1,526,715
300,000	Sabre Holdings Corp.	2.481%	09/30/2014	269,679
200,000	TRW Automotive Inc.	5.250%	05/30/2016	199,500

				1,995,894

UTILITY: 1.8%
165,201	Calpine Corp.	3.135%	03/29/2014	156,322
500,000	FirstLight Power Resources, Inc.	4.813%	05/01/2014	422,500
349,103	Kgen LLC	2.000%	02/01/2014	329,029
1,413,221	NRG Energy Inc.	2.001%	02/01/2013	1,345,697
970,673	TXU Energy Co. LLC	3.751%	10/10/2014	785,944

				3,039,492

WIRELESS COMMUNICATIONS: 1.2%
258,663	MetroPCS Wireless, Inc.	2.500%	11/03/2013	246,829
1,075,000	Skype Technologies	9.000%	11/16/2014	1,100,757
700,000	Wind Acquisition Finance SA (b)	8.926%	11/26/2014	701,316

				2,048,902

Total Loans
(Cost $59,354,290)				60,253,110

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Shares		Value

SHORT TERM INVESTMENT: 6.9%
Money Market Investment: 6.9%
11,544,060	Federated Prime Obligations Fund, 0.09% (h)	$11,544,060

Total Short Term Investment
(Cost $11,544,060)		11,544,060

TOTAL INVESTMENTS
(Cost $165,054,377), 102.9%		170,943,251
LIABILITIES IN EXCESS OF ASSETS, (2.9%)		(4,781,526)

TOTAL NET ASSETS, 100.0%		$166,161,725

(a)	Variable Rate.
(b)	Foreign Security.
(c)	144A Security.
(d)	Non-income Producing.
(e)	Restricted. Listed in Note 7.
(f)	Illiquid.
(g)	Private Placement.
(h)	7-Day Yield.

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Summary of Fair Value Exposure

The Portfolio has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Summary of Fair Value Exposure

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Corporate Bonds
Aerospace/Defense	$—	$1,812,343	$—	$1,812,343
Automotive	—	4,742,141	—	4,742,141
Building Materials	—	885,143	—	885,143
Cable/Wireless Video	—	3,558,875	—	3,558,875
Chemicals	—	2,737,124	—	2,737,124
Construction Machinery	—	462,187	—	462,187
Consumer Products	—	4,793,737	—	4,793,737
Consumer Non-Durables	—	122,938	—	122,938
Energy	—	3,428,076	—	3,428,076
Entertainment	—	995,875	—	995,875
Financial Institutions	—	2,683,906	—	2,683,906
Food & Beverage	—	4,583,031	—	4,583,031
Gaming	—	5,898,882	—	5,898,882
Health Care	—	9,463,626	—	9,463,626
Industrials	—	3,660,252	—	3,660,252
Information Technology	—	25,406	—	25,406
Lodging	—	815,907	—	815,907
Media - Cable	—	2,122,187	—	2,122,187
Media - Non-Cable	—	7,283,905	—	7,283,905
Media/Telecommunications	—	97,375	—	97,375
Metals & Mining	—	1,194,125	—	1,194,125
Packaging	—	2,791,937	—	2,791,937
Paper	—	2,891,625	—	2,891,625
Restaurants	—	1,023,281	—	1,023,281
Retailers	—	4,141,393	—	4,141,393
Services	—	2,770,251	—	2,770,251
Supermarkets	—	152,250	—	152,250
Technology	—	4,519,044	—	4,519,044
Telecommunications	—	6,399,875	—	6,399,875
Textile	—	280,500	—	280,500
Tobacco	—	157,500	—	157,500
Transportation	—	1,271,968	—	1,271,968
Utility - Electric	—	1,910,367	—	1,910,367
Utility - Natural Gas	—	2,359,250	—	2,359,250
Wireless Communications	—	7,109,799	—	7,109,799

Total Corporate Bonds	—	99,146,081	—	99,146,081

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2009, Continued

Summary of Fair Value Exposure

	Level 1	Level 2	Level 3	Total
Loans
Aerospace	$—	$472,815	$—	$472,815
Broadcasting	—	1,365,375	—	1,365,375
Cable/Wireless Video	—	3,573,949	—	3,573,949
Chemicals	—	2,914,972	—	2,914,972
Consumer Non-Durables	—	430,124	—	430,124
Diversified Media	—	5,455,031	—	5,455,031
Energy	—	8,194,885	—	8,194,885
Financials	—	992,787	—	992,787
Food & Drug	—	1,090,793	—	1,090,793
Food & Tobacco	—	1,001,680	—	1,001,680
Forest Products/Containers	—	1,022,724	—	1,022,724
Gaming/Leisure	—	2,707,178	—	2,707,178
Health Care	—	6,806,360	—	6,806,360
Housing	—	1,692,616	—	1,692,616
Information Technology	—	6,805,097	—	6,805,097
Manufacturing	—	1,280,602	—	1,280,602
Media/Telecom	—	356,476	—	356,476
Metals/Minerals	—	629,152	—	629,152
Retail	—	2,812,828	—	2,812,828
Service	—	1,278,188	—	1,278,188
Telecommunications	—	2,285,190	—	2,285,190
Transportation	—	1,995,894	—	1,995,894
Utility	—	3,039,492	—	3,039,492
Wireless Communications	—	2,048,902	—	2,048,902

Total Loans	—	60,253,110	—	60,253,110

Short Term Investment	11,544,060	—	—	11,544,060

Total Investments in Securities	$11,544,060	$159,399,191	$—	$170,943,251

ROCHDALE INVESTMENT TRUST

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2009

	Large Growth Portfolio	Large Value Portfolio	Mid/Small Growth Portfolio

ASSETS
Investments in securities at cost	$28,772,524	$31,122,282	$28,945,378

Investments in securities at value**	$35,174,373	$34,708,664	$31,345,505
Receivables:
Securities lending broker	410	581	589
Fund shares sold	17,280	17,870	29,724
Securities sold	—	—	276,877
Dividends and interest	28,249	25,384	11,604
Prepaid expenses	7,737	7,188	6,440

Total assets	35,228,049	34,759,687	31,670,739

LIABILITIES
Payable upon return of securities loaned (Note 2)	3,910,636	5,184,935	5,285,470
Payables:
Fund shares redeemed	32,129	24,632	10,630
Securities purchased	179,086	220,944	314,102
Advisory fees	16,285	17,626	15,772
Service fees	3,956	3,728	3,292
Administration fees	7,521	7,071	6,278
Distribution fees	19,615	18,538	15,560
Custodian	945	917	696
Accrued expenses	30,768	31,557	28,391

Total liabilities	4,200,941	5,509,948	5,680,191

NET ASSETS	$31,027,108	$29,249,739	$25,990,548

Number of shares, $0.01 par value, issued and outstanding (unlimited number of shares authorized)	1,982,801	1,584,832	1,045,089

Net asset value per share	$15.65	$18.46	$24.87

Maximum offering price per share* (Net asset value divided by 94.25%)	$16.60	$19.59	$26.39

COMPONENTS OF NET ASSETS
Paid in capital	$38,589,158	$41,444,646	$34,924,762
Undistributed net investment income	—	157,291	—
Accumulated net realized loss on investments	(13,963,904)	(15,938,580)	(11,334,341)
Net unrealized appreciation on:
Investments	6,401,849	3,586,382	2,400,127
Foreign currency	5	—	—

Net assets	$31,027,108	$29,249,739	$25,990,548

*	Redemption price per share is equal to net asset value less any applicable sales charge.
**	Includes securities out on loan to brokers with a market value of $3,718,219, $4,942,583, $5,001,068, respectively.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2009

	Mid/Small Value Portfolio	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio	Fixed Income Opportunities Portfolio

ASSETS
Investments in securities at cost	$24,299,324	$57,472,979	$63,368,796	$165,054,377

Investments in securities at value**	$26,933,601	$58,371,343	$64,475,454	$170,943,251
Cash	—	40	—	980
Receivables:
Securities lending broker	333	—	439	—
Fund shares sold	29,724	300,319	397,653	486,570
Securities sold	196,901	2,008,682	—	732,193
Dividends and interest	10,558	244,222	832,190	2,255,476
Prepaid expenses	6,976	8,185	9,467	23,530

Total assets	27,178,093	60,932,791	65,715,203	174,442,000

LIABILITIES
Payable upon return of securities loaned (Note 2)	3,261,990	—	3,728,596	—
Payables:
Line of Credit	—	125,000	—	—
Fund shares redeemed	15,534	66,043	60,257	23,493
Securities purchased	184,553	1,504,279	183,416	8,009,147
Advisory fees	15,751	36,270	17,477	50,346
Service fees	2,986	7,459	7,803	20,494
Administration fees	5,938	11,909	12,532	26,877
Distribution fees	14,176	35,706	38,103	95,752
Custodian	683	1,680	1,895	6,046
Accrued expenses	28,853	37,726	38,027	48,120

Total liabilities	3,530,464	1,826,072	4,088,106	8,280,275

NET ASSETS	$23,647,629	$59,106,719	$61,627,097	$166,161,725

Number of shares, $0.01 par value, issued and outstanding (unlimited number of shares authorized)	790,636	2,492,604	2,454,430	6,256,013

Net asset value per share	$29.91	$23.71	$25.11	$26.56

Maximum offering price per share* (Net asset value divided by 94.25%)	$31.73	$25.16	$26.64	$28.18

COMPONENTS OF NET ASSETS
Paid in capital	$32,633,354	$66,739,272	$64,510,776	$159,388,630
Undistributed net investment income	—	667,844	172,132	629,000
Accumulated net realized gain (loss) on investments	(11,620,002)	(9,198,736)	(4,162,469)	255,221
Net unrealized appreciation (depreciation) on: Investments	2,634,277	898,364	1,106,658	5,888,874
Foreign currency	—	(25)	—	—

Net assets	$23,647,629	$59,106,719	$61,627,097	$166,161,725

*	Redemption price per share is equal to net asset value less any applicable sales charge.
**	Includes securities out on loan to brokers with a market value of $3,067,109, $0, $3,619,161, and $0, respectively.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2009

	Large Growth Portfolio	Large Value Portfolio	Mid/Small Growth Portfolio

INVESTMENT INCOME
Income
Dividends	$403,339 (1)	$512,932 (1)	$135,905 (1)
Interest	4,295	4,171	3,871
Income from securities lending	17,446	15,059	23,578

Total income	425,080	532,162	163,354

Expenses
Advisory fees	137,076	130,405	100,803
12b-1 fees (Note 3)	68,538	65,202	50,401
Service fees	41,123	39,122	30,241
Fund accounting fees	25,313	25,313	25,583
Administration fees	32,906	31,683	27,598
Transfer agent fees	26,578	27,024	24,551
Registration expense	19,841	18,591	17,382
Audit fees	13,146	13,146	13,246
Custody fees	5,143	5,013	3,989
Legal fees	9,088	8,739	5,879
Reports to shareholders	5,574	5,547	4,516
Trustee fees	4,614	4,642	3,525
Insurance expense	1,675	1,726	1,311
Miscellaneous	1,294	1,272	1,187

Total expenses	391,909	377,425	310,212
Less: expenses waived and reimbursed (Note 3)	(4,155)	(2,534)	(3,341)
Add: interest expenses (Note 6)	85	88	106

Net expenses	387,839	374,979	306,977

Net investment income (loss)	37,241	157,183	(143,623)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Investments	(4,705,855)	(6,577,976)	(3,124,953)
Foreign currency transactions	124	134	—
Change in net unrealized appreciation/depreciation on:
Investments	10,322,326	8,883,431	6,468,621
Foreign currency translations	5	—	—

Net realized and unrealized gain on investments and foreign currency	5,616,600	2,305,589	3,343,668

Net increase in net assets resulting from operations	$5,653,841	$2,462,772	$3,200,045

(1)	Net of foreign tax withheld of $2,851 for Large Growth Portfolio, $5,877 for Large Value Portfolio and $1,034 for Mid/Small Growth Portfolio.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2009

	Mid/Small Value Portfolio	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio

INVESTMENT INCOME
Income
Dividends	$242,499 (1)	$2,887,373 (1)	$49,900 (1)
Interest	3,134	14,977	2,867,126
Income from securities lending	10,084	—	22,832

Total income	255,717	2,902,350	2,939,858

Expenses
Advisory fees	94,164	329,919	230,378
12b-1 fees (Note 3)	47,082	126,892	143,986
Service fees	28,249	76,135	86,392
Fund accounting fees	25,940	33,951	46,534
Administration fees	26,437	61,193	68,758
Transfer agent fees	23,672	38,700	33,839
Registration expense	17,631	19,989	23,253
Audit fees	13,246	13,303	13,246
Custody fees	3,725	10,816	11,457
Legal fees	6,137	16,938	19,395
Reports to shareholders	4,137	10,167	11,262
Trustee fees	3,370	7,785	7,541
Insurance expense	1,198	2,605	2,151
Miscellaneous	1,198	1,576	1,559

Total expenses	296,186	749,969	699,751
Less: expenses waived and reimbursed (Note 3)	(6,080)	(5,751)	(54,337)
Add: interest expenses (Note 6)	86	—	588

Net expenses	290,192	744,218	646,002

Net investment income (loss)	(34,475)	2,158,132	2,293,856

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Investments	(3,144,767)	(5,030,236)	(2,116,452)
Foreign currency transactions	—	396	(85)
Change in net unrealized appreciation/depreciation on:
Investments	5,833,302	11,797,046	3,107,725
Foreign currency translations	—	140	16

Net realized and unrealized gain on investments and foreign currency	2,688,535	6,767,346	991,204

Net increase in net assets resulting from operations	$2,654,060	$8,925,478	$3,285,060

(1) Net of foreign tax withheld $128 for Mid/Small Value, $18,188 for Dividend & Income Portfolio and $801 for Intermediate Fixed Income Portfolio.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF OPERATIONS For the Period July 1, 2009(1) through December 31, 2009

Fixed Income Opportunities Portfolio

INVESTMENT INCOME
Income
Interest	$4,252,605

Total income	4,252,605

Expenses
Advisory fees	302,390
12b-1 fees (Note 3)	151,195
Service fees	90,717
Fund accounting fees	31,427
Administration fees	61,873
Transfer agent fees	16,758
Registration expense	17,372
Audit fees	21,284
Custody fees	9,383
Legal fees	7,128
Reports to shareholders	11,587
Trustee fees	6,755
Insurance expense	2,905
Miscellaneous	1,302

Total expenses	732,076

Net investment income	3,520,529

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS:
Net realized gain on:
Investments	648,259
Change in net unrealized appreciation/depreciation on:
Investments	5,888,874

Net realized and unrealized gain on investments	6,537,133

Net increase in net assets resulting from operations	$10,057,662

(1)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Large Growth Portfolio		Large Value Portfolio
	Year Ended 12/31/2009	Year Ended 12/31/2008	Year Ended 12/31/2009	Year Ended 12/31/2008

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$37,241	$116,802	$157,183	$540,798
Net realized gain (loss) on:
Investments	(4,705,855)	(8,079,498)	(6,577,976)	(9,351,650)
Foreign currency	124	—	134	—
Change in net unrealized appreciation/ depreciation on investments and foreign currency transactions	10,322,331	(11,220,346)	8,883,431	(12,842,805)

Net increase (decrease) in net assets resulting from operations	5,653,841	(19,183,042)	2,462,772	(21,653,657)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(42,067)	(121,638)	(182,472)	(366,791)
From net realized gain	—	—	—	(182,625)

Total distributions to shareholders	(42,067)	(121,638)	(182,472)	(549,416)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	8,905,276	7,349,867	9,021,993	6,293,782
Proceeds from reinvestment of distribution	40,587	120,125	177,257	542,975
Cost of shares redeemed	(12,554,495)	(13,061,982)	(11,120,138)	(14,989,355)
Redemption fees	2,214	3,106	3,921	4,220

Net decrease in net assets resulting from share transactions	(3,606,418)	(5,588,884)	(1,916,967)	(8,148,378)

Total increase (decrease) in net assets	2,005,356	(24,893,564)	363,333	(30,351,451)

NET ASSETS
Beginning of year	29,021,752	53,915,316	28,886,406	59,237,857

End of year	$31,027,108	$29,021,752	$29,249,739	$28,886,406

Undistributed net investment income	$—	$3,815	$157,291	$182,446

CHANGE IN SHARES
Shares sold	666,791	419,595	555,741	258,859
Shares issued on reinvestment of distribution	2,637	9,518	9,780	32,670
Shares redeemed	(965,983)	(760,435)	(695,714)	(619,869)

Net decrease	(296,555)	(331,322)	(130,193)	(328,340)

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Mid/Small Growth Portfolio		Mid/Small Value Portfolio
	Year Ended 12/31/2009	Year Ended 12/31/2008	Year Ended 12/31/2009	Year Ended 12/31/2008

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(143,623)	$(133,774)	$(34,475)	$104,319
Net realized loss on:
Investments	(3,124,953)	(6,852,039)	(3,144,767)	(6,095,750)
Change in net unrealized appreciation/ depreciation on investments	6,468,621	(8,718,428)	5,833,302	(9,970,886)

Net increase (decrease) in net assets resulting from operations	3,200,045	(15,704,241)	2,654,060	(15,962,317)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	—	(34,032)	(62,633)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	12,698,433	6,560,029	11,306,116	5,899,856
Proceeds from reinvestment of distribution	—	—	33,204	60,274
Cost of shares redeemed	(11,335,591)	(22,456,214)	(10,549,418)	(21,302,948)
Redemption fees	1,813	1,440	2,539	1,472

Net increase (decrease) in net assets resulting from share transactions	1,364,655	(15,894,745)	792,441	(15,341,346)

Total increase (decrease) in net assets	4,564,700	(31,598,986)	3,412,469	(31,366,296)

NET ASSETS
Beginning of year	21,425,848	53,024,834	20,235,160	51,601,456

End of year	$25,990,548	$21,425,848	$23,647,629	$20,235,160

Undistributed net investment income	$—	$—	$—	$37,974

CHANGE IN SHARES
Shares sold	554,125	219,762	407,310	157,731
Shares issued on reinvestment of distribution	—	—	1,131	2,419
Shares redeemed	(531,926)	(783,118)	(411,691)	(597,510)

Net increase (decrease)	22,199	(563,356)	(3,250)	(437,360)

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Dividend & Income Portfolio		Intermediate Fixed Income Portfolio
	Year Ended 12/31/2009	Year Ended 12/31/2008	Year Ended 12/31/2009	Year Ended 12/31/2008

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$2,158,132	$2,619,671	$2,293,856	$2,733,901
Net realized gain (loss) on:
Investments	(5,030,236)	(4,383,755)	(2,116,452)	(1,440,875)
Foreign currency	396	(3,101)	(85)	269
Change in net unrealized appreciation/ depreciation on investments and foreign currency transactions	11,797,186	(16,010,300)	3,107,741	(2,162,349)

Net increase (decrease) in net assets resulting from operations	8,925,478	(17,777,485)	3,285,060	(869,054)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(2,093,187)	(2,387,929)	(2,283,429)	(2,731,096)
From paid in capital	(317,402)	(239,312)	—	—

Total distributions to shareholders	(2,410,589)	(2,627,241)	(2,283,429)	(2,731,096)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	19,367,677	11,115,601	30,145,176	14,948,643
Proceeds from reinvestment of distribution	2,210,582	2,472,944	2,148,896	2,651,379
Cost of shares redeemed	(21,299,688)	(15,363,663)	(24,106,170)	(17,572,693)
Redemption fees	5,750	2,853	3,786	5,904

Net increase (decrease) in net assets resulting from share transactions	284,321	(1,772,265)	8,191,688	33,233

Total increase (decrease) in net assets	6,799,210	(22,176,991)	9,193,319	(3,566,917)

NET ASSETS
Beginning of year	52,307,509	74,484,500	52,433,778	56,000,695

End of year	$59,106,719	$52,307,509	$61,627,097	$52,433,778

Undistributed net investment income	$667,844	$865,630	$172,132	$203,322

CHANGE IN SHARES
Shares sold	922,686	443,732	1,218,193	580,112
Shares issued on reinvestment of distribution	106,747	96,673	87,260	104,821
Shares redeemed	(1,043,214)	(630,397)	(975,829)	(690,885)

Net increase (decrease)	(13,781)	(89,992)	329,624	(5,952)

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

Fixed Income Opportunities Portfolio
July 1, 2009(1) through 12/31/2009

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$3,520,529
Net realized gain on:
Investments	648,259
Change in net unrealized appreciation/ depreciation on investments	5,888,874

Net increase in net assets resulting from operations	10,057,662

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(2,891,529)
From net realized gain	(393,038)

Total distributions to shareholders	(3,284,567)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	159,247,501
Proceeds from reinvestment of distribution	2,909,922
Cost of shares redeemed	(2,772,594)
Redemption fees	3,801

Net increase in net assets resulting from share transactions	159,388,630

Total increase in net assets	166,161,725

NET ASSETS
Beginning of year	—

End of year	$166,161,725

Undistributed net investment income	$629,000

CHANGE IN SHARES
Shares sold	6,251,167
Shares issued on reinvestment of distribution	110,803
Shares redeemed	(105,957)

Net increase	6,256,013

(1)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Large Growth Portfolio
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06		Year Ended 12/31/05

Net asset value, beginning of period	$12.73		$20.65	$19.46	$17.76		$17.40

Income from investment operations:
Net investment income (loss)	0.02		0.05	0.01	(0.01	)(1)	0.03
Net realized and unrealized gain (loss) on investments	2.92		(7.92)	1.62	1.71		0.36

Total from investment operations	2.94		(7.87)	1.63	1.70		0.39

Less distributions:
From net investment income	(0.02)		(0.05)	(0.01)	(0.00	)(2)	(0.03)
From net realized gain	—		—	(0.43)	—		—

Total distributions	(0.02)		(0.05)	(0.44)	(0.00	)(2)	(0.03)

Net asset value, end of period	$15.65		$12.73	$20.65	$19.46		$17.76

Total return	23.11%		(38.09)%	8.38%	9.59%		2.24%

Ratios/supplemental data:
Net assets, end of period (millions)	$31.0		$29.0	$53.9	$44.1		$23.7

Portfolio turnover rate	94.39%		40.48%	81.88%	87.06%		11.97%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.43%		1.31%	1.23%	1.22%		1.26%
After fees waived and expenses absorbed/recouped	1.41	%(3)	1.25%	1.24%	1.25%		1.25%

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recouped	0.12%		0.21%	0.04%	(0.03)%		0.17%
After fees waived and expenses absorbed/recouped	0.14%		0.27%	0.05%	(0.06)%		0.18%

(1)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	Less than $0.01 per share.
(3)	Effective February 16, 2009, the expense cap was increased from 1.25% to 1.50%.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Large Value Portfolio
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05

Net asset value, beginning of period	$16.84		$28.99	$29.02	$26.55	$24.57

Income from investment operations:
Net investment income	0.10		0.32	0.37	0.34	0.21
Net realized and unrealized gain (loss) on investments	1.63		(12.14)	0.59	4.68	2.00

Total from investment operations	1.73		(11.82)	0.96	5.02	2.21

Less distributions:
From net investment income	(0.11)		(0.22)	(0.37)	(0.38)	(0.23)
From net realized gain	—		(0.11)	(0.62)	(2.17)	—

Total distributions	(0.11)		(0.33)	(0.99)	(2.55)	(0.23)

Net asset value, end of period	$18.46		$16.84	$28.99	$29.02	$26.55

Total return	10.31%		(40.77)%	3.34%	18.92%	9.01%

Ratios/supplemental data:
Net assets, end of period (millions)	$29.2		$28.9	$59.2	$55.0	$29.5

Portfolio turnover rate	95.28%		54.72%	20.23%	66.89%	24.48%

Ratio of expenses to average net assets:
Before fees waived and expenses recouped	1.45%		1.32%	1.20%	1.18%	1.18%
After fees waived and expenses recouped	1.44	%(1)	1.25%	1.20%	1.18%	1.18%

Ratio of net investment income to average net assets:
Before fees waived and expenses recouped	0.59%		1.13%	1.23%	1.42%	0.91%
After fees waived and expenses recouped	0.60%		1.20%	1.23%	1.42%	0.91%

(1)	Effective February 16, 2009, the expense cap was increased from 1.25% to 1.50%.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Mid/Small Growth Portfolio
	Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06		Year Ended 12/31/05

Net asset value, beginning of period	$20.95		$33.43		$35.11		$37.05		$33.89

Income from investment operations:
Net investment loss	(0.14	)(2)	(0.13	)(2)	(0.21	)(2)	(0.18	)(1)	(0.14)
Net realized and unrealized gain (loss) on investments	4.06		(12.35)		2.97		1.26		3.30

Total from investment operations	3.92		(12.48)		2.76		1.08		3.16

Less distributions:
From net investment income	—		—		(4.43)		(3.02)		—
From paid in capital	—		—		(0.01)		—		—

Total distributions	—		—		(4.44)		(3.02)		—

Net asset value, end of period	$24.87		$20.95		$33.43		$35.11		$37.05

Total return	18.71%		(37.33)%		8.00%		2.80%		9.32%

Ratios/supplemental data:
Net assets, end of period (millions)	$26.0		$21.4		$53.0		$46.8		$33.0

Portfolio turnover rate	58.05%		34.57%		121.40%		85.04%		9.67%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.54%		1.40	%(3)	1.23%		1.20%		1.19%
After fees waived and expenses absorbed/recouped	1.52	%(4)	1.36	%(3)	1.23%		1.20%		1.19%

Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed/recouped	(0.73)%		(0.44)%		(0.66)%		(0.48)%		(0.44)%
After fees waived and expenses absorbed/recouped	(0.71)%		(0.40)%		(0.66)%		(0.48)%		(0.44)%

(1)	Net investment loss per share is calculated by dividing net investment loss by the average shares outstanding throughout the period.
(2)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	The expense ratio includes interest expense of 0.01%, which is not subject to the Portfolio’s expense cap.
(4)	Effective February 16, 2009, the expense cap was increased from 1.35% to 1.60%.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Mid/Small Value Portfolio
	Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05

Net asset value, beginning of period	$25.49		$41.91		$50.05	$45.50	$43.29

Income from investment operations:
Net investment income (loss)	(0.05	)(4)	0.13		0.20	0.17	0.08
Net realized and unrealized gain (loss) on investments	4.51		(16.47)		(0.60)	5.86	4.98

Total from investment operations	4.46		(16.34)		(0.40)	6.03	5.06

Less distributions:
From net investment income	(0.04)		(0.08)		(0.20)	(0.20)	(0.08)
From net realized gain	—		—		(7.50)	(1.28)	(2.78)
From paid in capital	—		—		(0.04)	—	—

Total distributions	(0.04)		(0.08)		(7.74)	(1.48)	(2.86)

Paid in capital from redemption fees (Note 2)	0.00	(1)	0.00	(1)	0.00 (1)	0.00 (1)	0.01

Net asset value, end of period	$29.91		$25.49		$41.91	$50.05	$45.50

Total return	17.51%		(38.99)%		(0.79)%	13.23%	11.64%

Ratios/supplemental data:
Net assets, end of period (millions)	$23.6		$20.2		$51.6	$53.5	$35.8

Portfolio turnover rate	66.15%		25.19%		39.52%	34.47%	26.75%

Ratio of expenses to average net assets:
Before fees waived and expenses recouped	1.57%		1.42	%(3)	1.23%	1.19%	1.17%
After fees waived and expenses recouped	1.54	%(2)	1.37	%(3)	1.23%	1.19%	1.17%

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses recouped	(0.21)%		0.27%		0.37%	0.41%	0.20%
After fees waived and expenses recouped	(0.18)%		0.32%		0.37%	0.41%	0.20%

(1)	Less than $0.01 per share.
(2)	Effective February 16, 2009, the expense cap was increased from 1.35% to 1.60%.
(3)	The expense ratio includes interest expense of 0.02%, which is not subject to the Portfolio’s expense cap.
(4)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Dividend & Income Portfolio
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05

Net asset value, beginning of period	$20.87		$28.69	$29.72	$25.60	$26.20

Income from investment operations:
Net investment income	0.90		0.93	1.51 (1)	1.33	0.88
Net realized and unrealized gain (loss) on investments	2.94		(7.73)	(0.91)	4.20	(0.46)

Total from investment operations	3.84		(6.80)	0.60	5.53	0.42

Less distributions:
From net investment income	(0.87)		(0.93)	(1.51)	(1.33)	(0.88)
From net realized gain	—		—	(0.06)	—	—
Return of capital	(0.13)		(0.09)	(0.07)	(0.08)	(0.15)

Total distributions	(1.00)		(1.02)	(1.64)	(1.41)	(1.03)

Paid in capital from redemption fees (Note 2)	0.00	(2)	0.00 (2)	0.01	0.00 (2)	0.01

Net asset value, end of period	$23.71		$20.87	$28.69	$29.72	$25.60

Total return	19.21%		(24.31)%	1.91%	22.10%	1.65%

Ratios/supplemental data:
Net assets, end of period (millions)	$59.1		$52.3	$74.5	$65.7	$37.7

Portfolio turnover rate	15.69%		6.80%	12.73%	10.03%	2.34%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.48%		1.39%	1.34%	1.31%	1.28%
After fees waived and expenses absorbed/recouped	1.47	%(3)	1.35%	1.35%	1.35%	1.35%

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed/recouped	4.24%		3.93%	5.14%	5.04%	3.53%
After fees waived and expenses absorbed/recouped	4.25%		3.97%	5.13%	5.00%	3.46%

(1)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	Less than $0.01 per share.
(3)	Effective February 16, 2009, the expense cap was increased from 1.35% to 1.60%.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Intermediate Fixed Income Portfolio
	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05

Net asset value, beginning of period	$24.68		$26.28	$26.14	$26.14	$26.61

Income from investment operations:
Net investment income	0.95		1.26	1.17	1.13	1.05
Net realized and unrealized gain (loss) on investments	0.44		(1.60)	0.14	(0.13)	(0.50)

Total from investment operations	1.39		(0.34)	1.31	1.00	0.55

Less distributions:
From net investment income	(0.96)		(1.26)	(1.17)	(1.01)	(1.03)

Paid in capital from redemption fees (Note 2)	0.00	(1)	0.00 (1)	0.00 (1)	0.01	0.01

Net asset value, end of period	$25.11		$24.68	$26.28	$26.14	$26.14

Total return	5.77%		(1.33)%	5.11%	3.96%	2.13%

Ratios/supplemental data:
Net assets, end of period (millions)	$61.6		$52.4	$56.0	$46.2	$28.8

Portfolio turnover rate	70.22%		47.41%	47.46%	42.19%	26.06%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.22%		1.17%	1.14%	1.11%	1.10%
After fees waived and expenses absorbed	1.12	%(2)	0.90%	0.90%	0.90%	0.90%

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	3.89%		4.63%	4.37%	4.22%	3.82%
After fees waived and expenses absorbed	3.99%		4.90%	4.61%	4.43%	4.02%

(1)	Less than $0.01 per share.
(2)	Effective February 16, 2009, the expense cap was increased from 0.90% to 1.15%.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Fixed Income Opportunities Portfolio
	July 1, 2009(1) through 12/31/09

Net asset value, beginning of period	25.00

Income from investment operations:
Net investment income(2)	0.76
Net realized and unrealized gain on investments	1.38

Total from investment operations	2.14

Less distributions:
From net investment income	(0.52)
From net realized gain	(0.06)

Total distributions	(0.58)

Net asset value, end of period	$26.56

Total return	8.60	%(3)

Ratios/supplemental data:
Net assets, end of period (millions)	$166.2

Portfolio turnover rate	22.29	%(3)

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.21	%(4)
After fees waived and expenses absorbed	1.21	%(4)

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	5.82	%(4)
After fees waived and expenses absorbed	5.82	%(4)

(1)	Commencement of operations.
(2)	Net investment income per share is calculated by dividing net investment income by the average shares outstanding throughout the period.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2009

NOTE 1 – ORGANIZATION

The Rochdale Large Growth Portfolio, Rochdale Large Value Portfolio. Rochdale Mid/Small Growth Portfolio, Rochdale Mid/Small Value Portfolio, Rochdale Dividend & Income Portfolio, Rochdale Intermediate Fixed Income Portfolio and Rochdale Fixed Income Opportunities Portfolio (the “Portfolios”) are series of shares of beneficial interest of Rochdale Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Portfolios are diversified funds. Rochdale Investment Management LLC (the “Advisor”) is the Advisor to the Portfolios. Federated Global Investment Management Corp. and Seix Investment Advisors LLC (the “Sub-Advisors”) are the Sub-Advisors to the Fixed Income Opportunities Portfolio.

The Rochdale Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, and Intermediate Fixed Income Portfolios commenced operations on December 31, 1999. The Rochdale Dividend & Income Portfolio commenced operations on June 1, 1999. The Fixed Income Opportunities Portfolio commenced operations on July 1, 2009.

The Rochdale Large Growth Portfolio is a large-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in growth-style equity securities of large U.S. companies with market capitalizations similar to those securities included in indices generally regarded as large-cap growth.

The Rochdale Large Value Portfolio is a large-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in value-style equity securities of large U.S. companies with market capitalizations similar to those securities included in indices generally regarded as large-cap value.

The Rochdale Mid/Small Growth Portfolio is a mid- and small-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in growth-style equity securities of small and medium-size U.S. companies such as those securities included in indices generally regarded as small- and mid-cap growth.

The Rochdale Mid/Small Value Portfolio is a mid- and small-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in value-style equity securities of small and medium-size U.S. companies such as those securities included in indices generally regarded as small- and mid-cap value.

The Rochdale Dividend & Income Portfolio is a dividend-paying equity securities fund. Its investment objective is significant income and, as a secondary focus, long-term capital appreciation. It seeks income primarily from a diversified portfolio of income-generating securities, including dividend-paying equity and fixed income securities.

The Rochdale Intermediate Fixed Income Portfolio is a fixed income fund with the investment objective of current income. It seeks to achieve its objective by investing primarily in investment grade fixed-income obligations and intends to have an average portfolio maturity and duration between 3 to 10 years.

The Rochdale Fixed Income Opportunities Portfolio is a high yield corporate debt/bank loan portfolio with the investment objective of high current income. It seeks to generate a high level of income through investments in fixed income securities that generate yields and/or capital appreciation above that which is generally available from traditional fixed income investments.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.

Security Valuation. In valuing the Portfolios’ assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on the business

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2009, Continued

day as of which such values are being determined. If there has been no sale on such exchange on such day, the security is valued at closing bid price. Securities listed on the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). Readily marketable securities traded only in an over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Trustees of the Trust shall determine in good faith to reflect the security’s fair value. All other assets of the Portfolios are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

In September 2006, the Portfolios adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Management has determined that these standards had no material impact on the Portfolio’s financial statements. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.

In March 2008, accounting standards regarding disclosures about derivative instruments and hedging activity standards were issued and are effective for fiscal years beginning after November 15, 2008. These standards are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. These standards do not have any impact on the Portfolios’ financial statement disclosures because the Portfolios have not maintained any positions in derivative instruments or engaged in hedging activities.

In May 2009, the FASB issued subsequent event standards. The Portfolios adopted these standards which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity will be required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. In addition, these standards require an entity to disclose the date through which subsequent events have been evaluated. The Portfolios have evaluated subsequent events through February 26, 2010, the date that the financial statements were available to be issued.

In June 2009, the accounting standards codification and the hierarchy of generally accepted accounting principles standards were issued and are effective for interim and annual reporting periods ending after September 15, 2009. These standards are intended to establish the FASB Codification as the source of authoritative accounting principles recognized by the FASB to be applied to nongovernmental entities in preparation of financial statements in conformity with GAAP.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements. Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact it will have on its financial statement disclosures.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2009, Continued

B.	Share Valuation. Each Portfolio’s share price (net asset value) is determined as of the close of the regular session of trading on the NASDAQ (normally 4:00 p.m., eastern time). The net asset value per share of each Portfolio is calculated by dividing the sum of the value of the securities held by the Portfolio plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Portfolio, rounded to the nearest cent. The offering and redemption price per share of each Portfolio is equal to a Portfolio’s net asset value per share. The Portfolios charge a redemption fee on shares redeemed or exchanged within 45 days of purchase and which were not subject to a sales charge at the time of purchase or to a contingent deferred sales charge at the time of redemption. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Each Portfolio will retain the fee charged as paid-in capital and such fees become part of the Portfolio’s daily net assets value (“NAV”) calculations.

C.	Federal Income Taxes. The Portfolios intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. Under current tax law, capital and currency losses realized after October 31 and prior to the Portfolios’ fiscal year end may be deferred as occurring on the first day of the following fiscal year. For the year ended December 31, 2009, the Portfolio indicated below has Post October losses:

Portfolio	Post October Loss
Dividend & Income Portfolio	$1,258,432

For Federal income tax purposes, the Portfolios indicated below have capital loss carryforwards, which expire in the year indicated, as of December 31, 2009, which are available to offset future capital gains, if any:

	Capital losses expiring in:

Portfolio	2012	2013	2014	2015	2016	2017	Total
Large Cap Growth Portfolio	$—	$—	$—	$—	$4,966,385	$8,948,445	$13,914,830
Large Cap Value Portfolio	—	—	—	—	4,873,166	11,065,414	15,938,580
Mid/Small Growth Portfolio	—	—	—	—	3,727,565	7,591,088	11,318,653
Mid/Small Value Portfolio	—	—	—	—	6,105,729	5,514,273	11,620,002
Dividend & Income Portfolio	—	—	—	—	1,513,139	6,435,612	7,948,751
Intermediate Fixed Income Portfolio	273,604	115,546	226,027	29,507	1,276,630	2,241,155	4,162,469

Effective June 29, 2007, the Portfolios adopted accounting standards regarding recognition and measurement of tax positions taken on a tax return. These standards had no impact on the Portfolios’ net assets or results of operations. These standards require the Portfolios to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Portfolios only relate to Federal tax years. As of December 31, 2009, open Federal tax years include the tax year ended December 31, 2006 through December 31, 2009.

D.	Security Transactions and Investment Income. Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of securities sold is determined under the identified cost method. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Purchase discounts and premiums on securities held by the Portfolios are accreted and amortized to maturity using the effective interest method.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2009, Continued

E.	Foreign Currency. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

F.	Forward Currency Contracts. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When a contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Portfolio could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

G.	Distributions to Shareholders. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, passive foreign investment companies and post-October capital and currency losses.

The Dividend & Income Portfolio has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.	Option Writing. Each Portfolio may write (sell) covered call options and secured put options on securities and indices. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

I.	Loans of Portfolio Securities. Each Portfolio may lend its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes a Portfolio to risks such as (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) a Portfolio may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral with Portfolios’ custodian, marked to market daily, in the form of cash and/or U.S. government obligations, in an amount at least equal to 102% of the market value of the loaned securities. Each Portfolio will limit the amount of its loans of portfolio securities to no more than 50% of its total assets.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2009, Continued

At December 31, 2009, each Portfolio loaned equity securities having a market value and received equity securities collateral for the loan as follows:

Portfolio	Decrease in Unrealized Loss on Collateral During Year	Unrealized Loss on Collateral at 12/31/09	Market Value	Collateral
Rochdale Large Growth Portfolio	$82,709	$(292,631)	$3,718,219	$3,910,636
Rochdale Large Value Portfolio	77,410	(265,051)	4,942,583	5,184,935
Rochdale Mid/Small Growth Portfolio	84,091	(282,839)	5,001,068	5,285,470
Rochdale Mid/Small Value Portfolio	73,609	(272,554)	3,067,109	3,261,990
Rochdale Intermediate Fixed Income Portfolio	31,286	(116,021)	3,619,161	3,728,596

J.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

K.	Reclassification of Capital Accounts. Accounting Principles generally accepted in the United States of America require certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2009 permanent differences in book and tax accounting have been reclassified to undistributed net investment income, accumulated realized gain/(loss) on investment, and paid in capital as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid in Capital
Rochdale Large Growth Portfolio	$1,011	$(124)	$(887)
Rochdale Large Value Portfolio	134	(134)	—
Rochdale Mid/Small Growth Portfolio	143,623	—	(143,623)
Rochdale Mid/Small Value Portfolio	30,533	—	(30,533)
Rochdale Dividend & Income Portfolio	54,671	192,393	(247,064)
Rochdale Intermediate Fixed Income Portfolio	(41,617)	41,739	(122)
Rochdale Fixed Income Opportunities Portfolio	—	—	—

L.	Securities Sold Short. To the extent the Portfolios engage in selling securities short, they are obligated to replace a security borrowed by purchasing the same security at the current market value. The Portfolios would incur a loss if the price of the security increases between the date of the short sale and the date on which the Portfolios replace the borrowed security. The Portfolios would realize a gain if the price of the security declines between those dates.

The Portfolios are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Portfolios must also maintain a deposit with the broker consisting of cash having a value equal to a specified percentage of the value of the securities sold short.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2009, Continued

M.	Indemnifications. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred or that would be covered by other parties.

N.	High-Yield Bonds. The Fixed Income Opportunities Portfolio may invest in lower-rated corporate bonds (also known as “junk bonds”). The security selection process includes an analysis of the issuer’s financial condition, business and product strength, competitive position and management expertise. Below investment grade securities involve greater risk of defaults, downgrades, price declines and volatility than investment grade securities. Below investment grade securities may also be less liquid than higher quality securities. In addition, issuers of high yield securities may be more susceptible than other issuers to economic downturns. High yield securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. High yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell. Generally, the lower the rating of a debt security, the higher its credit risk.

O.	Floating Rate Loans and Related Instruments. These instruments – which include first and second lien senior floating rate loans and other floating rate debt securities – generally consist of loans made by banks and other large financial institutions to various companies and are typically senior in the borrowing companies’ capital structure. Coupon rates on these loans are most often floating, not fixed, and are tied to a benchmark lending rate (such as the London Interbank Offered Rate or “LIBOR”). Additionally, to the extent that the Fixed Income Opportunities Portfolio invests in senior loans to non-U.S. borrowers, the Portfolio may be subject to the risks associated with any foreign investments. The Portfolio may also acquire junior debt securities or securities with a lien on collateral lower than a senior claim on collateral. The risks associated with floating rate loans are similar to the risks of below investment grade securities. In addition, the value of the collateral securing the loan may decline, causing a loan to be substantially unsecured. Difficulty in selling a floating rate loan may result in a loss. The purchase and sale of bank loans are subject to the terms and conditions of the underlying credit agreements, which may substantially limit the number of purchasers that may be eligible to purchase such bank loans. Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions. As a result of these limitations, the bank loans may have relatively less liquidity than other types of fixed income assets, and the Portfolio may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments. Borrowers may pay back principal before the schedule due date when interest rates decline, which may require the Portfolio to replace a particular loan with a lower-yielding security. There may be less extensive public information available with respect to loans than for rated, registered or exchange listed securities. The Portfolio may also acquire loan participations, by which the Portfolio has the right to receive payments of principal, interest and fees from an intermediary (typically a bank, financial institution or lending syndicate) that has a direct contractual relationship with a borrower. Absent a direct contractual relationship with the borrower, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the underlying loan. As a result, the Portfolio may be exposed to the credit risk of both the borrower and the intermediary offering the participation. The Portfolio may have difficulty disposing of loan participations as the market for such instruments is not highly liquid and may have limited or no right to vote on changes that may be made to the underlying loan agreement. Such investments may involve risks in addition to those noted above, for example, if a loan is foreclosed, the Portfolio could become part owner of any collateral and would bear the costs and liability associated with such ownership.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2009, Continued

P.	Asset-Backed Securities. The Portfolios may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. The asset pools that back asset-backed securities are securitized through the use of privately-formed trusts, special purpose corporations or other entities. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present. Certain asset backed securities may be considered derivative instruments. Asset-backed securities may have prepayment risks, which is the risk that when interest rates are declining, issuers of fixed income securities held by the Portfolio may prepay principal earlier than scheduled. As a result, the Portfolio may have to reinvest these prepayments at then-prevailing lower rates, which may, in turn, reduce income. The Portfolio may participate in arrangements designed to provide qualified borrowers with a revolving line of credit. Commonly referred to as “revolvers,” these instruments effectively require that the lenders (including participating investors such as the Portfolios) can meet this continuing obligation. Under certain circumstances, participating investors may be required to segregate assets to ensure that such obligation is satisfied.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Advisor provides the Portfolios with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Trust. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.65% from the Dividend & Income Portfolio; 0.50% from the Large Growth, Large Value, Mid/Small Growth and Mid/Small Value Portfolios; 0.40% from the Intermediate Fixed Income Portfolio; and 0.50% from the Fixed Income Opportunities Portfolio, based upon the average daily net assets of each Portfolio. Federated Global Investment Management Corp. and Seix Investment Advisors LLC are the Sub-Advisors to the Fixed Income Opportunities Portfolio. As compensation for it services, the Sub-Advisors are entitled to a monthly fee at the annual rate of 0.40% from the Advisor.

The Advisor also furnishes the Portfolios with certain administrative services and the personnel associated with the provision of those services as well as personnel to serve as executive officers of the Trust. For these services, the Advisor is paid on a per Portfolio basis a fee based upon the average daily net assets of these Portfolios at the annual rate of 0.15% for the first $250 million in assets, 0.12% for the next $250 million, 0.10% for the next $500 million, and 0.08% for assets exceeding $1 billion.

The Portfolios are responsible for their own operating expenses. The Advisor has agreed to reduce fees payable to it by the Portfolios to the extent necessary to limit each Portfolio’s aggregate annual operating expenses to a maximum of 1.50%, 1.50%, 1.60%, 1.60%, 1.60%, 1.15% and 1.50% of average net assets for the Rochdale Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, Dividend & Income, Intermediate Fixed Income and Fixed Income Opportunities Portfolios, respectively. Prior to February 16, 2009, the Advisor had contractually agreed to reduce its fees and/or pay expenses for each Portfolio’s Total Annual Fund Operating Expenses (excluding interest, taxes, and acquired fund fees and expenses) to 1.25%, 1.25%, 1.35%, 1.35%, 1.35% and 0.90% for the Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, Dividend & Income and Intermediate Fixed Income Portfolios, respectively. Any reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Portfolios’ obligation may be subject to reimbursement by the Portfolios within the following three years, provided the Portfolios are able to effect such reimbursement and remain in compliance with applicable limitations. For the year ended December 31, 2009, the Advisor has reimbursed for expenses in excess of the limit in the amounts of $4,155 for the Large Growth Portfolio, $2,534 for the Large Value Portfolio, $3,341 for the Mid/Small Growth Portfolio, $6,080 for the Mid/Small Value Portfolio, $5,751 for the Dividend & Income Portfolio, and $54,337 for the Intermediate Fixed Income Portfolio.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2009, Continued

At December 31, 2009, the cumulative amounts available for reimbursement that have been paid and/or waived by the Advisor on behalf of the Portfolios are as follows:

Portfolio	Unrecouped
Rochdale Large Growth Portfolio	$29,539
Rochdale Large Value Portfolio	34,019
Rochdale Mid/Small Growth Portfolio	14,941
Rochdale Mid/Small Value Portfolio	23,649
Rochdale Dividend & Income Portfolio	33,673
Rochdale Intermediate Fixed Income Portfolio	328,654

At December 31, 2009, the Advisor may recapture a portion of the above amounts no later than the dates as stated below:

	December 31,
Portfolio	2010	2011	2012
Rochdale Large Growth Portfolio	$—	$25,384	$4,155
Rochdale Large Value Portfolio	—	31,485	2,534
Rochdale Mid/Small Growth Portfolio	—	11,600	3,341
Rochdale Mid/Small Value Portfolio	—	17,569	6,080
Rochdale Dividend & Income Portfolio	—	27,922	5,751
Rochdale Intermediate Fixed Income Portfolio	124,136	150,181	54,337

RIM Securities LLC, an affiliate of the Advisor, which serves as the distributor of the Trust’s share has advised the Trust that it retained net selling commission for the year ended December 31, 2009 and since inception (July 1, 2009) through December 31, 2009 for the Fixed Income Opportunities Portfolio as follows:

Portfolio	Retained Net Selling Commission
Rochdale Large Growth Portfolio	$61
Rochdale Large Value Portfolio	67
Rochdale Mid/Small Growth Portfolio	5
Rochdale Mid/Small Value Portfolio	21
Rochdale Dividend & Income Portfolio	661
Rochdale Intermediate Fixed Income Portfolio	487
Rochdale Fixed Income Opportunities Portfolio	2,172

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2009, Continued

The Portfolios have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1. The Plan provides that the Portfolios may pay for distribution and related expenses up to an annual rate of 0.25% of each Portfolio’s average net assets to RIM Securities LLC. For the year ended December 31, 2009 and since inception (July 1, 2009) through December 31, 2009 for the Fixed Income Opportunities Portfolio, the amounts paid to the Distributor were as follows:

Portfolio	Distribution Plan Expense
Rochdale Large Growth Portfolio	$68,538
Rochdale Large Value Portfolio	65,202
Rochdale Mid/Small Growth Portfolio	50,401
Rochdale Mid/Small Value Portfolio	47,082
Rochdale Dividend & Income Portfolio	126,892
Rochdale Intermediate Fixed Income Portfolio	143,986
Rochdale Fixed Income Opportunities Portfolio	151,195

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Trust’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Portfolios; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Portfolios’ custodian, transfer agent and accountants; coordinates the preparation and payment of Portfolio expenses and reviews the Portfolio’s expense accruals. For its services, the Administrator receives a monthly fee from the Portfolios at an annual rate of 0.10% for the first $200 million, 0.05% for the next $300 million and 0.03% thereafter of average net assets, with a minimum annual fee per fund of $22,500.

RIM Securities LLC also acts as the Portfolios’ principal underwriter in a continuous public offering of the Portfolios’ shares.

During the year ended December 31, 2009, RIM Securities LLC received $190 in brokerage fee commissions with respect to the Portfolios’ transactions, which constituted less than 1% of the Portfolios’ brokerage commissions during the period.

Portfolio	Commissions
Rochdale Large Growth Portfolio	$104,551
Rochdale Large Value Portfolio	103,929
Rochdale Mid/Small Growth Portfolio	54,886
Rochdale Mid/Small Value Portfolio	69,435
Rochdale Dividend & Income Portfolio	40,358
Rochdale Intermediate Fixed Income Portfolio	2,024
Rochdale Fixed Income Opportunities Portfolio (since inception July 1, 2009)	—

$375,183

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor or Distributor.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2009, Continued

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, other than short-term investments and U.S. Government securities, for the year ended December 31, 2009 and since inception (July 1, 2009) through December 31, 2009 for the Fixed Income Opportunities Portfolio, are as follows:

Portfolio	Purchases	Sales
Rochdale Large Growth Portfolio	$25,931,572	$24,342,367
Rochdale Large Value Portfolio	26,249,551	23,144,331
Rochdale Mid/Small Growth Portfolio	16,793,830	10,769,481
Rochdale Mid/Small Value Portfolio	15,555,440	11,459,286
Rochdale Dividend & Income Portfolio	15,012,160	7,265,820
Rochdale Intermediate Fixed Income Portfolio	42,031,381	13,086,038
Rochdale Fixed Income Opportunities Portfolio	177,830,208	26,081,090

The cost of purchases and the proceeds from sales of U.S. Government securities, other than short-term investments, for the year ended December 31, 2009 and since inception (July 1, 2009) through December 31, 2009 for the Fixed Income Opportunities Portfolio, are as follows:

Portfolio	Purchases	Sales
Rochdale Large Growth Portfolio	$—	$—
Rochdale Large Value Portfolio	—	—
Rochdale Mid/Small Growth Portfolio	—	—
Rochdale Mid/Small Value Portfolio	—	—
Rochdale Dividend & Income Portfolio	—	—
Rochdale Intermediate Fixed Income Portfolio	5,131,872	23,829,182
Rochdale Fixed Income Opportunities Portfolio	—	—

NOTE 5 – TAX INFORMATION

As of December 31, 2009, the tax basis of the Portfolios’ components of distributable earnings/(deficit) were as follows:

	Large Growth Portfolio	Large Value Portfolio	Mid/Small Growth Portfolio
Cost of investments for tax purposes	$28,821,598	$31,122,282	$28,961,066

Gross tax unrealized appreciation	6,658,743	4,412,528	3,179,132
Gross tax unrealized depreciation	(305,968)	(826,146)	(794,693)

Net tax unrealized appreciation on investments*	6,352,775	3,586,382	2,384,439
Net tax unrealized appreciation on foreign currency	5	—	—
Undistributed ordinary income	—	157,291	—
Other accumulated losses	(13,914,830)	(15,938,580)	(11,318,653)

Total accumulated losses	$(7,562,050)	$(12,194,907)	$(8,934,214)

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2009, Continued

	Mid/Small Value Portfolio	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio	Fixed Income Opportunities Portfolio
Cost of investments for tax purposes	$24,299,324	$56,711,632	$63,368,796	$165,055,029

Gross tax unrealized appreciation	3,497,728	10,274,547	1,585,888	6,262,814
Gross tax unrealized depreciation	(863,451)	(8,614,836)	(479,230)	(374,592)

Net tax unrealized appreciation on investments*	2,634,277	1,659,711	1,106,658	5,888,222
foreign currency	—	(25)	—	—
Undistributed ordinary income	—	—	172,132	629,000
Undistributed gains	—	—	—	255,873
Other accumulated losses	(11,620,002)	(9,292,239)	(4,162,469)	—

Total accumulated earnings/(losses)	$(8,985,725)	$(7,632,553)	$(2,883,679)	$6,773,095

*	The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of wash sales, partnership income and passive foreign investment companies.

The tax composition of dividends for the year ended December 31, 2009 and since inception (July 1, 2009) through December 31, 2009 for the Fixed Income Opportunities Portfolio was as follows:

	Ordinary Income Total	Return of Capital Total
Large Growth Portfolio	$42,067	$—
Large Value Portfolio	182,472	—
Mid/Small Growth Portfolio	—	—
Mid/Small Value Portfolio	34,032	—
Dividend & Income Portfolio	2,093,187	317,402
Intermediate Fixed Income Portfolio	2,283,429	—
Fixed Income Opportunities Portfolio	3,284,567	—

The tax composition of dividends for the year ended December 31, 2008 was as follows:
	Ordinary Income Total	Long-term Capital Gains Total	Return of Capital Total
Large Growth Portfolio	$121,638	$—	$—
Large Value Portfolio	452,476	96,940	—
Mid/Small Growth Portfolio	—	—	—
Mid/Small Value Portfolio	62,633	—	—
Dividend & Income Portfolio	2,387,929	—	239,312
Intermediate Fixed Income Portfolio	2,731,096	—	—

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2008.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2009, Continued

NOTE 6 – LINE OF CREDIT

Each of the Portfolios, except for the Fixed Income Opportunities Portfolio, has an unsecured Loan Agreement (“LOC”) with U.S. Bank N.A. Under the terms of the LOC, borrowings for an individual Portfolio were limited to either the lesser of 10% of the Portfolios’ net assets or an explicit amount on the LOC. Interest is charged to each Portfolio based on its borrowings at prime rate minus 0.50%.

Borrowing activity under the LOC for the year ended December 31, 2009, was as follows:

Portfolio	Maximum Amount of Line of Credit	Interest Expense	Average Rate	Average Borrowings	Maximum Amount Outstanding
Rochdale Large Growth Portfolio	$2,000,000	$85	2.75%	$39,821	$189,000
Rochdale Large Value Portfolio	2,000,000	88	2.75	60,547	144,000
Rochdale Mid/Small Growth Portfolio	2,000,000	106	2.75	81,706	199,000
Rochdale Mid/Small Value Portfolio	2,000,000	86	2.75	160,000	305,000
Rochdale Dividend & Income Portfolio	2,000,000	—	—	125,000	125,000
Rochdale Intermediate Fixed Income Portfolio	2,000,000	588	2.75	855,111	1,788,000

At December 31, 2009, the Dividend & Income Portfolio had borrowings of $125,000.

NOTE 7 – RESTRICTED SECURITIES

Below are securities in the Fixed Income Opportunities Portfolio that are listed as restricted:

Security
Altegrity Inc.	(Acquired 7/13/2009 and 7/22/2009, Cost $167,810 and $150,104, respectively)
Transdigm Inc.	(Acquired 9/14/2009, Cost $250,625)
Transdigm Inc.	(Acquired 9/30/2009, Cost $194,452)
Affinia Group Inc.	(Acquired 8/6/2009 – 12/7/2009, Aggregate cost $321,253)
American Axle and Manufacturing Holdings, Inc.	(Acquired 12/10/2009, Cost $49,358)
TRW Automotive, Inc.	(Acquired 11/18/2009 – 12/2/2009, Aggregate cost $327,755)
Associated Materials LLC	(Acquired 10/29/2009, Cost $49,379)
Goodman Global Group Inc.	(Acquired 12/11/2009, Cost $205,901)
Norcraft Holdings	(Acquired 12/2/2009 and 12/3/2009, Cost $172,171 and $75,651, respectively)
Cablevision Systems Corp.	(Acquired 9/9/2009, Cost $246,490)
UPC Germany GMBH	(Acquired 11/17/2009, Cost $498,750)
UPC Holding BV	(Acquired 7/6/2009, Cost $241,521)
Ashland Inc.	(Acquired 7/13/2009 and 9/15/2009, Cost $335,182 and $53,171, respectively)
Compass Minerals International, Inc.	(Acquired 11/25/2009, Cost $259,626)
Huntsman International LLC	(Acquired 9/9/2009 – 10/14/2009, Aggregate cost $406,705)
Koppers Inc.	(Acquired 11/20/2009, Cost $147,467)
Terra Capital, Inc.	(Acquired 10/19/2009. Cost $172,022)

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2009, Continued

RSC Equipment Rental Inc.	(Acquired 7/13/2009 – 9/15/2009, Aggregate cost $445,330)
AAC Group Holding Corp.	(Acquired 7/29/2009 – 10/23/2009, Aggregate cost $401,929)
American Achievement Corp.	(Acquired 7/16/2009, Cost $118,103)
Easton-Bell Sports Inc.	(Acquired 11/20/2009 – 12/10/2009, Aggregate cost $330,989)
Sealy Mattress Co.	(Acquired 7/13/2009 and 9/3/2009, Cost $131,828 and $80,611, respectively)
Revlon Consumer Products	(Acquired 11/13/2009, Cost $49,450)
Antero Resources Finance	(Acquired 11/12/2009, Cost $24,825)
Forest Oil Corp.	(Acquired 9/15/2009, Cost $306,401)
McJunkin Red Man Corp.	(Acquired 12/16/2009 and 12/18/2009, Aggregate cost $708,367)
OPTI Canada Inc.	(Acquired 11/16/2009, Cost $43,697)
Western Refining Inc.	(Acquired 7/6/2009 and 8/14/2009, Cost $458,352 and $372,772, respectively)
Cinemark USA Inc.	(Acquired 7/6/2009 and 10/14/2009, Cost $199,500 and $130,254, respectively)
Regal Cinemas Corp.	(Acquired 7/9/2009 and 12/2/2009, Cost $48,781 and $285,973, respectively)
Universal City Development Partners Ltd.	(Acquired 10/27/2009 – 11/5/2009, Aggregate cost $246,848)
Universal City Development Partners Ltd.	(Acquired 10/27/2009 and 12/2/2009, Cost $49,398 and $25,373, respectively)
GMAC Inc.	(Acquired 7/9/2009 – 12/2/2009, Aggregate cost $1,235,676)
GMAC Inc.	(Acquired 9/8/2009 – 10/5/2009, Aggregate cost $516,951)
Bumble Bee Foods LLC	(Acquired 12/10/2009, Cost $74,117)
Del Monte Corp.	(Acquired 9/17/2009, Cost $122,840)
M-Foods Holdings Inc.	(Acquired 12/09/2009, Cost $125,000)
Pinnacle Foods Finance LLC	(Acquired 8/5/2009, Cost $241,775)
Smithfield Foods Inc.	(Acquired 7/13/2009 – 11/17/2009, Aggregate cost $282,284)
American Casino & Entertainment	(Acquired 8/11/2009 and 9/16/2009, Cost $167,779 and $46,368, respectively)
Ameristar Casinos Inc.	(Acquired 7/6/2009 and 9/29/2009, Cost $203,254 and $182,558, respectively)
Great Canadian Gaming Corp.	(Acquired 7/8/2009 and 10/29/2009, Cost $227,540 and $169,684, respectively)
Harrahs Entertainment, Inc.	(Acquired 9/8/2009, Cost $125,000)
Harrahs Entertainment, Inc. Operating Escrow	(Acquired 7/17/2009 – 10/6/2009, Aggregate cost $298,302)
Indianapolis Downs LLC	(Acquired 7/16/2009 and 7/23/2009, Cost $192,805 and $80,467, respectively)
MGM Mirage Inc.	(Acquired 7/8/2009 and 8/3/2009, Cost $133,151 and $138,621, respectively)
MGM Mirage Inc.	(Acquired 9/17/2009, Cost $194,876)
Peninsula Gaming LLC	(Acquired 7/28/2009 and 8/28/2009, Cost $73,370 and $24,706, respectively)
Peninsula Gaming LLC	(Acquired 7/28/2009 – 10/22/2009, Aggregate cost $320,036)

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2009, Continued

Penn National Gaming Inc.	(Acquired 8/10/2009, Cost $275,000)
San Pasqual Casino	(Acquired 9/21/2009, Cost $192,472)
Seminole Tribe of Florida	(Acquired 11/19/2009, Cost $251,776)
Shingle Springs Tribal Gaming	(Acquired 7/14/2009, Cost $142,687)
Tunica-Biloxi Gaming Authority	(Acquired 10/20/2009 and 11/6/2009, Cost $91,219 and $138,206, respectively)
Yonkers Racing Corp.	(Acquired 7/13/2009 and 12/2/2009, Cost $72,917 and $131,534, respectively)
Wynn Las Vegas LLC	(Acquired 10/9/2009, Cost $293,601)
Bio-Rad Laboratories, Inc.	(Acquired 10/19/2009, Cost $362,424)
HCA Inc.	(Acquired 7/29/2009, Cost $343,889)
Talecris Biotherapeutics Holdings Corp.	(Acquired 10/16/2009, Cost $74,491)
Viant Holdings Inc.	(Acquired 8/25/2009, Cost $240,337)
Aquilex Holdings/Aquilex Finance	(Acquired 12/16/2009, Cost $171,280)
Belden Inc.	(Acquired 7/14/2009, Cost $243,331)
Esco Corp.	(Acquired 8/26/2009, Cost $268,541)
JohnsonDiversey Holdings, Inc.	(Acquired 11/5/2009, Cost $99,170)
JohnsonDiversey Holdings, Inc.	(Acquired 11/20/2009, Cost $192,041)
Knowledge Learning Center	(Acquired 7/21/2009, Cost $242,984)
Reliance Intermediate Holdings	(Acquired 7/23/2009 and 8/6/2009, Cost $143,082 and $147,750, respectively)
Dupont Fabros Tech LP	(Acquired 12/11/2009, Cost $25,000)
Videotron Ltee	(Acquired 7/14/2009, Cost $280,343)
Clear Channel Worldwide	(Acquired 12/18/2009, Cost $280,000)
Clear Channel Worldwide	(Acquired 12/18/2009, Cost $80,000)
Fox Acquisition Sub LLC	(Acquired 7/29/2009, Cost $152,523)
Inmarsat Finance Plc	(Acquired 11/12/2009, Cost $99,256)
Intelsat Jackson Holdings	(Acquired 10/14/2009, Cost $123,958)
Interpublic Group Cos., Inc.	(Acquired 10/26/2009 – 11/18/2009, Aggregate cost $553,856)
MDC Partners Inc.	(Acquired 10/20/2009 and 10/26/2009, Cost $262,421 and $100,986, respectively)
Medimedia USA Inc.	(Acquired 8/25/2009, Cost $226,222)
QVC Inc.	(Acquired 9/22/2009 and 9/24/2009, Cost $122,848 and $300,742, respectively)
Rainbow National Services LLC	(Acquired 7/13/2009, Cost $287,802)
Umbrella Acquisition Inc.	(Acquired 10/15/2009 and 11/5/2009, Cost $158,039 and $38,942, respectively)
XM Satellite Radio Inc.	(Acquired 9/14/2009 and 12/18/2009, Cost $173,379 and $27,305, respectively)
XM Satellite Radio Inc.	(Acquired 7/9/2009, Cost $124,688)
NII Capital Corp.	(Acquired 12/9/2009, Cost $99,187)
Teck Resources Limited	(Acquired 7/6/2009 – 9/4/2009, Aggregate cost $1,116,135)
Graham Packaging Co. LP	(Acquired 11/18/2009, Cost $197,334)
Reynolds Group	(Acquired 10/29/2009 – 11/18/2009, Aggregate cost $572,924)
Boise Paper Holdings/Finance	(Acquired 10/21/2009 – 11/18/2009, Aggregate cost $458,387)
Cascades, Inc.	(Acquired 12/9/2009, Cost $73,720)
Georgia-Pacific LLC	(Acquired 7/8/2009 – 10/13/2009, Aggregate cost $709,143)
Newpage Corp.	(Acquired 9/17/2009 and 9/22/2009, Cost $235,398 and $123,594, respectively)

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2009, Continued

PE Paper Escrow GMBH	(Acquired 7/24/2009 – 12/16/2009, Aggregate cost $253,523)
Seminole Hard Rock Entertainment, Inc.	(Acquired 10/21/2009, Cost $273,698)
Limited Brands Inc.	(Acquired 7/7/2009 and 9/14/2009, Cost $240,950 and $102,958, respectively)
Nebraska Book Co.	(Acquired 9/23/2009, Cost $422,987)
Toys ‘R’ Us	(Acquired 11/10/2009, Cost $39,429)
Toys ‘R’ Us	(Acquired 7/6/2009 – 11/10/2009, Aggregate cost $452,488)
Geo Group Inc./The	(Acquired 10/7/2009, Cost $49,274)
Advanced Micro Devices, Inc.	(Acquired 11/23/2009 – 12/7/2009, Aggregate cost $283,321)
Compucom Systems Inc.	(Acquired 7/20/2009 and 11/16/2009, Cost $281,917 and $101,982, respectively)
GXS Worldwide Inc.	(Acquired 12/17/2009 – 12/21/2009, Aggregate cost $343,106)
JDA Software Group, Inc.	(Acquired 12/7/2009, Cost $98,988)
Stream Global Services Inc.	(Acquired 9/29/2009 and 10/20/2009, Cost $239,066 and $122,587, respectively)
Terremark Worldwide Inc.	(Acquired 7/6/2009 – 12/15/2009, Aggregate cost $354,061)
Viasystems Inc.	(Acquired 11/10/2009, Cost $168,602)
DigitalGlobe Inc.	(Acquired 7/7/2009, Cost $513,938)
Geoeye Inc.	(Acquired 9/24/2009 and 10/16/2009, Cost $1,014,534 and $513,400, respectively)
Global Crossing Ltd.	(Acquired 9/11/2009 – 10/2/2009, Aggregate cost $1,035,238)
Intelsat Bermuda Ltd.	(Acquired 12/1/2009, Cost $198,000)
Intelsat Bermuda Ltd.	(Acquired 12/9/2009, Cost $146,262)
Paetec Holding Corp.	(Acquired 10/6/2009, Cost $891,000)
Viasat Inc.	(Acquired 10/21/2009, Cost $506,707)
Alliance One International Inc.	(Acquired 7/6/2009 and 11/18/2009, Cost $47,744 and $106,441, respectively)
CEVA Group Plc	(Acquired 9/30/2009 and 10/30/2009, Cost $267,271 and $155,175, respectively)
Calpine Corp.	(Acquired 10/6/2009 and 10/16/2009, Cost $378,586 and $377,167, respectively)
Regency Energy Partners LP	(Acquired 7/10/2009, Cost $292,307)
Clearwire Communications LLC	(Acquired 11/18/2009 – 11/19/2009, Aggregate cost $173,412)
Clearwire Communications LLC	(Acquired 11/24/2009. Cost $489,795)
Digicel Group Ltd.	(Acquired 11/23/2009, Cost $49,313)
Digicel Group Ltd.	(Acquired 7/9/2009 – 7/24/2009, Aggregate cost $409,771)
Digicel Group Ltd.	(Acquired 9/17/2009 and 9/22/2009, Cost $235,398 and $123,594, respectively)
Qwest Corp.	(Acquired 11/19/2009, Cost $260,802)
SBA Telecommunications Corp.	(Acquired 7/21/2009 and 8/19/2009, Cost $49,665 and $275,000, respectively)
Wind Acquisition Finance SA.	(Acquired 7/6/2009 – 7/28/2009, Aggregate cost $1,427,866)

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2009, Continued

Wind Acquisition Finance SA	(Acquired 12/10/2009, Cost $98,325)
Great Canadian Gaming Corp.	(Acquired 7/8/2009 and 10/29/2009, Cost $227,540 and $169,684, respectively)

The total market value of these securities is $40,737,493, which makes up 24.52% of the net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of

Rochdale Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Rochdale Large Growth Portfolio, Rochdale Large Value Portfolio, Rochdale Mid/Small Growth Portfolio, Rochdale Mid/Small Value Portfolio, Rochdale Dividend & Income Portfolio, Rochdale Intermediate Fixed Income Portfolio and Rochdale Fixed Income Opportunities Portfolio, each a series of shares of beneficial interest of Rochdale Investment Trust, as of December 31, 2009, with respect to the Rochdale Large Growth Portfolio, Rochdale Large Value Portfolio, Rochdale Mid/Small Growth Portfolio, Rochdale Mid/Small Value Portfolio, Rochdale Dividend & Income Portfolio and Rochdale Intermediate Fixed Income Portfolio, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, with respect to the Rochdale Fixed Income Opportunities Portfolio, the statement of operations, the statement of changes in net assets and financial highlights for the period from July 1, 2009 (commencement of operations) to December 31, 2009. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (U.S.). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Rochdale Large Growth Portfolio, Rochdale Large Value Portfolio, Rochdale Mid/Small Growth Portfolio, Rochdale Mid/Small Value Portfolio, Rochdale Dividend & Income Portfolio, Rochdale Intermediate Fixed Income Portfolio and Rochdale Fixed Income Opportunities Portfolio as of December 31, 2009, the results of their operations, changes in their net assets and financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 26, 2010

ROCHDALE INVESTMENT TRUST

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The Trustees of the Trust, who were elected for an indefinite term by the initial shareholders of the Trust, are responsible for the overall management of the Trust, including, general supervision and review of the investment activities of the Portfolios. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day to day operations of the Trust and its separate series. The current Trustees and officers, their affiliations and principal occupations for the past five years are set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-866-209-1967.

Interested Trustees and Officers
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Carl Acebes 570 Lexington Avenue New York, NY 10022 Age: 63	Chairman and Trustee	Since 1998	Chairman and Chief Investment Officer of Rochdale Investment Management	7	*

Garrett R. D’Alessandro 570 Lexington Avenue New York, NY 10022 Age: 52	President and Secretary	Since 1998	President, Chief Executive Officer and Director of Research of Rochdale Investment Management	N/A	N/A

Edmund Towers 570 Lexington Avenue New York, NY 10022 Age: 52	Treasurer	Since 2005	Chief Financial Officer, Rochdale Management LLC since July 2005; Chief Financial Officer, Daiwa Securities America Inc. December 1986 to June 2005	N/A	N/A

Kurt Hawkesworth 570 Lexington Avenue New York, NY 10022 Age: 38	Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel, Rochdale Investment Management	N/A	N/A

Independent Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Maxime C. Baretge 570 Lexington Avenue New York, NY 10022 Age: 69	Trustee	Since 1998	President, P.A. Pommares Agencies, S.A. (luxury goods distribution)	7	*

Jerry Roland 570 Lexington Avenue New York, NY 10022 Age: 73	Trustee	Since 2001	Retired; Previously was a Consultant, Credit Suisse-First Boston (securities and investment banking)	7	*

Thomas J. Volpe 570 Lexington Avenue New York, NY 10022 Age: 74	Trustee	Since 2004	Retired; Former consultant, Babcock & Brown, 2001 to 2009.	7	*

*	Rochdale Core Alternative Master Fund LLC; Rochdale Core Alternative Strategies Fund LLC and Rochdale Core Alternative Strategies Fund TEI LLC.

ROCHDALE INVESTMENT TRUST

ADDITIONAL INFORMATION (UNAUDITED)

Proxy Voting Policies and Procedures

You may obtain a description of the Portfolios’ proxy voting policies and procedures and information regarding how the Portfolios voted proxies related to portfolio securities, without charge, upon request by contacting the Portfolios directly at 1-800-245-9888; or on the EDGAR Database on the SEC’s website at www.sec.gov.

Quarterly Form N-Q Portfolio Schedule

Each Portfolio will file its complete portfolio schedule with the Securities and Exchange Commission (“SEC”) on Form N-Q at the end of the first and third fiscal quarters within sixty days of the end of the quarter to which it relates. The Portfolios’ Form N-Qs will be available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room. For information about the operation of the Public Reference Room, please call 1-202-942-8090.

ADDITIONAL TAX INFORMATION (UNAUDITED)

For the period ended December 31, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income is as follows:

Large Growth Portfolio	100.00%
Large Value Portfolio	100.00%
Mid/Small Value Portfolio	100.00%
Dividend & Income Portfolio	96.51%
Intermediate Fixed Income Portfolio	2.70%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended December 31, 2009 is as follows:

Large Growth Portfolio	100.00%
Large Value Portfolio	100.00%
Mid/Small Value Portfolio	100.00%
Dividend & Income Portfolio	79.40%
Intermediate Fixed Income Portfolio	2.30%

Advisor

Rochdale Investment Management LLC

570 Lexington Avenue

New York, New York 10022-6837

(800) 245-9888

•

Distributor

RIM Securities LLC

570 Lexington Avenue

New York, New York 10022-6837

(800) 245-9888

•

Custodian

U.S Bank, NA.

Custody Operations

1555 N. RiverCenter Dr., Suite 302

Milwaukee, WI 53212

(800) 485-8510

•

Transfer Agent

U.S. Bancorp Fund Services

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

(866) 209-1967

•

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Rochdale Investment Trust

570 Lexington Avenue

New York, NY 10022-6837

800-245-9888

www.rochdale.com

You can discuss your questions about the Portfolios, and request other information, including the Prospectus and Statement of Additional Information (SAI), free of charge, by calling the Portfolios at 800-245-9888 or visiting our Web site at www.rochdale.com. The Prospectus and SAI provide detailed information about the Portfolios.

You can review and copy information about the Portfolios, including the Portfolios’ Prospectus and SAI, at the Public Reference Room of the Securities and Exchange Commission, or get copies for a fee, by writing or calling the Public Reference Room of the Commission, Washington, DC 20549-0102 or (202) 551-8090. You may also send an e-mail to the publicinfo@sec.gov. You can obtain the same information free of charge from the Commission’s Internet Web site at http://www.sec.gov.

(Rochdale Investment Trust’s SEC

Investment Company Act File number

is 811-08685)

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-209-1967.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Thomas J. Volpe is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2009	FYE 12/31/2008
Audit Fees	$100,500	$75,000
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

	FYE 12/31/2009	FYE 12/31/2008
Non-Audit Related Fees
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6.	Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not Applicable

Item 11.	Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

2

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March, 2004.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Rochdale Investment Trust

By (Signature and Title)	/s/ GARRETT R. D’ALESSANDRO
Garrett R. D’Alessandro, President

Date 3/4/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ GARRETT R. D’ALESSANDRO
Garrett R. D’Alessandro, President

Date 3/4/10

By (Signature and Title)	/s/ EDMUND TOWERS
Edmund Towers, Treasurer

Date 3/4/10